NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Execution Version

Dated	MARCH 23, 2016

UP TO US$25,000,000

SECURED REVOLVING FACILITY AGREEMENT

between

KLONDEX MINES LTD.
as Borrower

and

KLONDEX CANADA LTD., 0985472 B.C. LTD, KLONDEX HOLDINGS (USA)
INC., KLONDEX MIDAS HOLDINGS LIMITED, KLONDEX MIDAS
OPERATIONS INC. and KLONDEX GOLD & SILVER MINING COMPANY
as Guarantors

with

INVESTEC BANK PLC
as Lender and Hedge Counterparty

and

INVESTEC BANK PLC
acting as Security Agent

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Contents

Clause		Page
INTERPRETATION		1
1	Definitions and Interpretation	1
THE FACILITY		21
2	The Facility	21
3	Purpose	22
4	Conditions of Utilization	23
UTILIZATION		24
5	Utilization	24
REPAYMENT, PREPAYMENT AND CANCELLATION		25
6	Repayment	25
7	Prepayment and Cancellation	25
COSTS OF UTILIZATION		28
8	Interest	28
9	Interest Periods	29
10	Changes to the Calculation of Interest	29
11	Fees	30
ADDITIONAL PAYMENT OBLIGATIONS		31
12	Tax Gross Up and Indemnities	31
13	Increased Costs	36
14	Other Indemnities	38
15	Mitigation by the Lender	39
16	Costs and Expenses	39
GUARANTEE		41
17	Guarantee and Indemnity	41

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT		44
18	Representations	45
19	Information Undertakings	51
20	Financial Covenants	56
21	General Undertakings	58
22	Events of Default	70
CHANGES TO PARTIES		76
23	Changes to the Lender	76
24	Restriction on Debt Purchase Transactions	80
25	Changes to the Obligors	80
ADMINISTRATION		81
26	Payment Mechanics	81
27	Set-Off	83
28	Notices	83
29	Calculations and Certificates	85
30	Partial Invalidity	85
31	Remedies and Waivers	85
32	Amendments and Waivers	86
33	Confidentiality	87
34	Interest Act of Canada	90
35	Usury	90
36	Future Financings	90
37	Counterparts	90
38	Contractual Recognition of Bail-In	91
GOVERNING LAW AND ENFORCEMENT		91
39	Governing Law	91
40	Enforcement	91

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

THIS AGREEMENT is dated as of March 23, 2016 and made between:

(1)	KLONDEX MINES LTD, a company incorporated under the laws of the Province of British Columbia (the Borrower);

(2)	KLONDEX CANADA LTD, a company incorporated under the laws of the Province of British Columbia as guarantor (Klondex Canada);

(3)	0985472 B.C. LTD, a company incorporated under the laws of the Province of British Columbia as guarantor (0985472);

(4)	KLONDEX HOLDINGS (USA) INC., a company incorporated under the laws of the State of Nevada as guarantor (Klondex Holdings);

(5)	KLONDEX MIDAS HOLDINGS LIMITED, a company incorporated under the laws of the State of Nevada as guarantor (Klondex Midas);

(6)	KLONDEX MIDAS OPERATIONS INC., a company incorporated under the laws of the State of Nevada as guarantor (Klondex Operations);

(7)	KLONDEX GOLD & SILVER MINING COMPANY, a company incorporated under the laws of the State of Nevada as guarantor (Klondex Gold, together, the Guarantors);

(8)	INVESTEC BANK PLC, under the laws of England and Wales whose registered office is at 2 Gresham Street, London, EC2V 7QP and with registered number 00489604 (the Lender and Hedge Counterparty);

(9)	INVESTEC BANK PLC, as security agent for the Secured Parties (the Security Agent).

IT IS AGREED as follows:

INTERPRETATION

1	Definitions and Interpretation

1.1	Definitions

In this Agreement:

Accounting Principles means, for any Obligor, IFRS and, for the purposes of any definition or calculation in clause 0 (Financial covenants), as applicable at the date of this Agreement.

Accounting Reference Date means 31 December.

Affiliate means, in relation to any person:

(a)	a Subsidiary of that person;

(b)	a Holding Company of that person; or

(c)	any other Subsidiary of that Holding Company,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(including head offices and branches of the above).

Amendment Confirmation means a confirmation substantially in the form set out in 0 Schedule (Form of Amendment Confirmation).

Amendment Request means a request substantially in the form set out in Part III of 0(Requests).

Annual Budget means a cash flow budget prepared in accordance with Clause 19.4, showing the proposed budgeted sources and uses of funds by the Borrower over the following twelve (12) months. The Annual Budget shall take into account cash, available debt and forecast cash flows calculated using reasonable metal price and technical assumptions.

Applicable Law means any law, regulation, rule, executive order, decree, code of practice, circular, guidance note or injunction of, or made by, any Competent Authority that is binding and enforceable on or against an Obligor, the Properties or the subject matter of, or any party to, any Finance Document, as the case may be, including, for the avoidance of doubt, any Sanctions.

Assignment Agreement means an agreement substantially in the form set out in 0 (Form of Assignment Agreement).

Authorization means all Authorizations, permits, consent, approvals, resolutions, licences, leases, exemptions, filings, notarisations or registrations required in connection with:

(a)	the conduct of the business of any member of the Group;

(b)	the development, construction, operation and maintenance of the Properties, including land use and access rights;

(c)	the entry into and performance by an Obligor of any Finance Document to which it is a party and the transactions contemplated thereby;

(d)	the validity and enforceability against an Obligor of any Finance Document to which it is a party; and

(e)	the admissibility in any Relevant Jurisdiction of any Finance Document to which an Obligor is party.

Availability Period means the period from and including Financial Close to and including the date falling one (1) Month before the Original Final Maturity Date.

Available Commitment means the Commitment minus:

(a)	the amount of any outstanding Loans; and

(b)	in relation to any proposed Utilization, the amount of any Loans that are due to be made on or before the proposed Utilization Date,

excluding the amount of repayment or prepayment with respect to any Loans due on or before the proposed Utilization Date.

Bail-In Action means the exercise of any Write-down and Conversion Powers.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Bail-In Legislation means:

(a)      in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms , the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; and

(b)      in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

Bank Tax means any Tax directly or indirectly measured by reference to or imposed as a result of the equity, assets, liabilities, leverage or other exposures to risk of the Lender or of any Affiliate of the Lender, the nature of the activities or transactions undertaken by the Lender or of any Affiliate of the Lender or other similar factors and includes any similar Tax levied or imposed in any other jurisdiction.

Base Case Model means the base case cash flow forecast model for the Borrower prepared by the Borrower, such model to detail the Borrower’s cash flow forecast for a minimum of three (3) years of operations and use reasonable assumptions in light of the circumstances or market conditions at the time of delivery.

Break Costs means the amount (if any) by which:

(a)

the interest (other than the Margin) which the Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds:

(b)

the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in the provinces of Ontario and British Columbia and in the United Kingdom.

Cash Available for Debt Service means, for a period for the Obligors and the Properties, all revenues less cash operating costs, capital, exploration and other agreed expenditures, and taxes payable for that period as represented in the then current Base Case Model.

Charged Property means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

Code means the US Internal Revenue Code of 1986, as amended.

Commitment means US$25,000,000, or as amended in accordance with clause 0 (Amendment to Commitment) and to the extent not cancelled, reduced or transferred under this Agreement.

Commitment Limit has the meaning given to it in clause 2.3 (Reduction in Available Commitment).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Competent Authority means a government, supranational, local government, statutory or regulatory body or any subdivision thereof and any ministerial or governmental, quasi governmental, mining industry or other regulatory department, body, instrumentality, agency or official court or tribunal having jurisdiction over an Obligor, the Properties or the subject matter of, or any party to, any Finance Document.

Compliance Certificate means a certificate substantially in the form set out in 0 (Form of Compliance Certificate).

Condemnation means any legal or regulatory process that prevents use of the site, facilities and assets (or any material part of any of the foregoing) of any of the Properties on the grounds of health and safety for a continuous period of ninety (90) days or more.

Confidential Information means all information relating to any Obligor, the Group, the Finance Documents or the Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to the Finance Documents or the Facility from either:

(a)	any member of the Group or any of its advisers; or

(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes information that:

(i)	is or becomes public information other than as a direct or indirect result of any breach that Finance Party of clause 0 (Confidentiality); or

(ii)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or

(iii)

is known by that Finance Party before the date the information is disclosed to it accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality.

Control means where one (1) person (either directly or indirectly and whether by share capital, voting power, contract or otherwise) has the power to appoint and/or remove the majority of the members of the governing body of another person or otherwise controls or has the power to control the affairs and policies of that other person and that other person is taken to be Controlled by the first person.

Counterparty Hedging Agreements means the risk management facilities as provided by the Hedge Counterparty, to be executed and utilised following Financial Close (in each case at the Borrower’s election) to manage any member of the Group’s short term sales and hedging of foreign currency exposure, gold and silver production (and such other commodities to be agreed upon between the Borrower and the Hedge Counterparty).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Debt Purchase Transaction means, in relation to a person, a transaction where such person:

(a)	purchases by way of assignment or transfer;

(b)	enters into any sub-participation in respect of; or

(c)	enters into any other agreement or arrangement having an economic effect substantially similar to a sub-participation in respect of,

any Commitment or amount outstanding under this Agreement.

Default means an Event of Default or any event or circumstance specified in clause 0 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

Delegate means any delegate, agent, attorney or co-trustee appointed by the Security Agent.

Designated Person means a person or entity:

(a)

listed in the annex to, or otherwise targeted by the provisions of U.S. Executive Order No. 13224 on Blocking Property and Prohibiting Transactions with Persons who Commit, Threaten to Commit, or Support Terrorism;

(b)

named as a "Specially Designated National and Blocked Person" on the most current list published by the Office of Foreign Assets Control of the U.S. Department of the treasury (or any successor thereto) as its official website or any replacement website or other replacement official publication of such list; or

(c)	to the best of the Obligors' knowledge, with which any Finance Party is prohibited from dealing or otherwise engaging in any transaction by any Sanctions.

Disclosure Schedule means the disclosure information set out in Schedule 8 (Disclosure schedule).

Disposal means a sale, lease, licence, transfer, loan or other disposal by a person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions).

Disruption Event means either or both of:

(a)

a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facility (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems- related nature) to the treasury or payments operations of a Party preventing that, or any other Party:

(i)	from performing its payment obligations under the Finance Documents; or

(ii)	from communicating with other Parties in accordance with the terms of the Finance Documents,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

Distribution means, in respect of a person:

(a)

declaring, making or paying any dividend, charge, fee or other distribution (or interest on any unpaid dividend, charge, fee or other distribution) (whether in cash or in kind) on or in respect of its share capital (or any class of its share capital);

(b)	repaying or distributing any dividend or share premium reserve;

(c)	redeeming, reducing, cancelling, repaying, purchasing or transferring any Financial Indebtedness owed to an Affiliate;

(d)

paying or allowing any member of the Group to pay any management, advisory or other fee to or to the order of (i) any of its shareholders, (ii) any other member of the Group (unless such member is not an Obligor) or (iii) any of the shareholders of another member of the Group; or

(e)	redeeming, repurchasing, defeasing, retiring or repaying any of its share capital or resolving to do so.

EEA Member Country means any member state of the European Union, Iceland, Liechtenstein and Norway.

Environment means humans, animals, plants and all other living organisms including the ecological systems of which they form part and the following media:

(a)	air (including, without limitation, air within natural or man-made structures, whether above or below ground);

(b)	water (including, without limitation, territorial, coastal and inland waters, water under or within land and water in drains and sewers); and

(c)	land (including, without limitation, land under water).

Environmental Assessment means the Environmental Assessment level under the National Environmental Policy Act required to be completed for the Fire Creek Project, as determined by the Bureau of Land Management.

Environmental Claim means any claim, proceeding, formal notice or investigation by any person in respect of any Environmental Law.

Environmental Law means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directives, requests, licenses, authorizations and permits of, and agreements with (including consent decrees), any governmental agencies or authorities, in each case relating to or imposing liability or standards of conduct concerning public health, safety and Environmental protection matters, including those relating to hazardous, deleterious or toxic materials or substances or wastes, air emissions, and discharges to waste or public systems, in each case to the extent applicable to the Group.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Environmental Permits means any permit and other Authorization and the filing of any notification, report or assessment required under any Environmental Law for the operation of the business of any member of the Group conducted on or from the properties owned or used by any member of the Group.

Equivalent means, in relation to an amount specified in a particular currency (the first amount), the net amount of any other currency which the Lender determines can be purchased with the first amount in the Toronto foreign exchange market at or about 11:00 a.m. on the day on which the calculation falls to be made for spot delivery.

EU Bail-In Legislation Schedule means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

Event of Default means any event or circumstance specified as such in clause 0 (Events of Default).

Event of Loss means any event that renders repair or restoration of the site or facilities or assets (or any material part of any of the foregoing) of any of the Properties impracticable or impossible unless adequately insured.

Excluded Assets means any Material Licences.

Exploration Business means any member of the Group (other than an Obligor) that is engaged solely in the identification, reconnaissance, investigation and exploration of potential or actual mineral resources by whatever means, including the submission of applications for appropriate licences to do so.

Extension Fee means the fee referred to in clause 6.2 (Extension Option).

Extension Request means a request substantially in the form set out in Part II of 0(Requests).

Facility means the revolving loan facility made available under this Agreement as described in clause 0 (The Facility).

Facility Office means the office or offices through which the Lender will perform its obligations under this Agreement.

FATCA means:

(a)	the Foreign Account Tax Compliance Act, being

(b)	sections 1471 to 1474 of the Code or any associated regulations or other official guidance;

(c)

any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction which (in each case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or

(d)

any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

FATCA Deduction means a deduction or withholding from a payment under a Finance Document required by FATCA.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FATCA Exempt Party means a Party that is entitled to receive payments free from any FATCA Deduction.

Fee Letter means:

(d)

any letter or letters dated on or about the date of this Agreement between the Lender and the Borrower or the Security Agent and the Borrower setting out any of the fees referred to in clause 0 (Fees); and

(e)	any agreement setting out fees payable to a Finance Party referred to in clause 0 (Amendment to Commitment) under any other Finance Document.

Finance Document means this Agreement, the Intercreditor Agreement, any Counterparty Hedging Agreement, each Transaction Security Document, and any other document designated as such by the Lender and the Borrower.

Finance Party means the Security Agent, the Hedge Counterparty or the Lender.

Financial Close means the date on which the Lender gives notice to the Borrower under clause 0 (Initial conditions precedent).

Financial Indebtedness means any indebtedness for or in respect of:

(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with Accounting Principles, be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(g)

any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Fire Creek Mine means the Fire Creek gold project in Nevada, United States.

Foreign Currency means any currency other than the lawful currency of Canada.

Good Industry Practice means international standards, practices, methods and procedures complying with Applicable Law and all Authorizations and with that degree of skill, diligence, judgment, prudence and foresight which would reasonably and ordinarily be expected under the same or similar circumstances from (as applicable) an internationally skilled and experienced owner, contractor, manufacturer, marketer, sales company or, as the case may be, operator engaged in designing, engineering, constructing, developing, commissioning, repairing, refurbishing, operating, maintaining, insuring and/or owning mining facilities in relation to the Properties.

Gold Purchase Agreement means the gold purchase agreement dated 11 February 2014 between the Borrower, as seller, and Franco-Nevada Corporation (Franco-Nevada), as buyer, including any permitted amendments, in accordance with the Intercreditor Agreement.

Government means the Government of Canada.

Group means each Obligor and each Subsidiary for the time being.

Group Structure Chart means the group structure chart provided to the Lender on the Closing Date.

Hedging Policy Limits means those limits established in the Klondex Mines Ltd. Accounting Policy Regarding Metal Sales, dated August 7, 2015, as prepared by [****], specifying the amounts of metal that can be sold as follows:

(a)	[****]% of metal in inventory after settlement with the refiner; and

(b)

[****]% of metal delivered to the refiner but not settled, metal poured at mill or in transit to the refiner, metal in precipitate or estimated recovered metal in circuit. Metal is available to pledge after it is melted and poured at the refiner. Final settlement with the refiner is 10 days from the melt date.

(c)	Percentages of estimated metal production for a one year rolling program:

(i)	[****]% of 0-90 days;

(ii)	[****]% of 91-180 days;

(iii)	[****]% of 181-273 days; and

(iv)	[****]% of 274-365 days.

Hedging Agreements means any master agreement, confirmation, schedule or other agreement entered into or to be entered into by any member of the Group and another party for the purpose of risk management in accordance with this Agreement (other than the Hedge Counterparty) or otherwise with the consent of the Lender.

Holding Company means, in relation to a person, any other person in respect of which it is a Subsidiary.

IFC Performance Standards means the IFC Performance Standards on Social and Economic Sustainability dated 1 January 2012 and as updated from time to time.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

IFRS means International Financial Reporting Standards, as promulgated by the International Accounting Standards Committee, applied on a consistent basis both as to classification of items and amounts.

Insurance means any policy of insurance in respect of the Properties in which an Obligor may at any time have an interest, entered into in accordance with clause 0 (Insurance).

Insolvency Event in relation to an entity means that the entity:

(a)	is dissolved (other than pursuant to a consolidation, amalgamation or merger);

(b)	becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

(c)	makes a general assignment, arrangement or composition with or for the benefit of its creditors;

(d)

institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;

(e)

has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:

(i)	results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or

(ii)	is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;

(f)	has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

(g)

seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than, for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above);

(h)

has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(i)	causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (i) above; or

(j)	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

Intercreditor Agreement means the intercreditor agreement dated on or about Financial Close and made between the Lender and Franco-Nevada.

Interest Period means, in relation to a Loan, each period determined in accordance with clause 0 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with clause 0 (Default interest).

Interpolated Screen Rate means, in relation to LIBOR for any Loan, the rate (rounded to the same number of decimal places as the two relevant Screen Rates) which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each as of the Specified Time on the Quotation Day for the currency of that Loan.

Joint Venture means any joint venture entity, whether a company, unincorporated firm, undertaking, association, joint venture or partnership or any other entity.

Legal Opinion means any legal opinion by counsel to the Borrower required to be delivered to the Lender and the Hedge Counterparty under paragraph 0 of 0(Conditions precedent).

Legal Reservations means:

(a)

the principle that equitable remedies may be granted or refused at the discretion of a court and the limitation of enforcement by laws relating to insolvency, reorganisation and other laws generally affecting the rights of creditors;

(b)	the time barring of claims under the Limitation Act;

(c)	similar principles, rights and defences under the laws of any Relevant Jurisdiction; and

(d)	any other matters that are set out as qualifications or reservations as to matters of law of general application in the Legal Opinions.

Lender’s Spot Rate of Exchange means the Lender’s spot rate of exchange for the purchase of the relevant currency with dollars in the Toronto foreign exchange market at or about 11:00 a.m. on a particular day.

LIBOR means, in relation to any Loan:

(a)	the applicable Screen Rate;

(b)	(if no Screen Rate is available for dollars for the Interest Period of that Loan) the Interpolated Screen Rate for that Loan; or

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(c)	if:

(i)	no Screen Rate is available for dollars; or

(ii)	no Screen Rate is available for dollars for the Interest Period of that Loan and it is not possible to calculate an Interpolated Screen Rate for that Loan,

the Reference Bank Rate,

as of, in the case of paragraphs (a) and (c) above, the Specified Time on the Quotation Day for dollars and for a period equal in length to the Interest Period of that Loan and if that rate is less than zero, LIBOR shall be deemed to be zero.

Limitation Act means the Limitations Act (Ontario), 2002 and any similar legislation in any Relevant Jurisdiction.

Loan means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan.

Margin means three point five percent (3.5%) for the period up to the first full Test Date (as defined in clause 20.1 (Financial definitions)) following Financial Close, inclusive of any applicable Risk Premium. Thereafter, the Margin shall be determined based on the Borrower Gearing Ratio (as defined in clause 20.1 (Financial definitions)) for the Relevant Period (as defined in clause 20.1 (Financial definitions)) in accordance with the table below:

Borrower Gearing Ratio	Margin (% per annum)
< 0.50:1	2.75
≥ 0.50:1 < 1.00:1	2.95
≥ 1.00:1 < 1.50:1	3.15
≥ 1.50:1 < 2.00:1	3.35
≥ 2.00:1 < 2.50:1	3.60
≥ 2.50:1	4.00

Material Adverse Effect means any effect which, in the reasonable opinion of the Lender, is or is reasonably likely to be materially adverse to:

(a)	the business, operations, property, condition (financial or otherwise) or creditworthiness of any Obligor or the Group (taken as a whole);

(b)	the ability of an Obligor to perform any of its obligations under the Finance Documents; or

(c)

the validity or enforceability of, or the effectiveness or ranking of any Security granted or purporting to be granted pursuant to any of, the Finance Documents or the rights or remedies of any Finance Party under any of the Finance Documents.

Material Licences means any mining right issued by the relevant authority in connection with the Properties, the termination, revocation or loss of which could result in a Material Adverse Effect.

Midas Mine means the Midas gold mine in Nevada, United States.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Midas Plant means the processing plant for the extraction of gold and silver located at the Midas Mine.

Month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)

(subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day; and

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(c)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

The above rules will only apply to the last Month of any period.

New Lender has the meaning given to that term in clause 0 (Changes to the Lender).

Obligor means the Borrower, a Guarantor or any party (other than the Hedge Counterparty) to a Counterparty Hedging Agreement.

On Demand Funds has the meaning given to that term in clause 11.1 (Commitment fee).

On Notice Funds has the meaning given to that term in clause 11.1 (Commitment fee).

Original Final Maturity Date means the date falling twenty-four (24) Months after the date of this Agreement or, if extended pursuant to clause 0 (Extension option), the date which is twelve months after the then Original Final Maturity Date.

Original Financial Statements means the audited consolidated financial statements of the Borrower and its Subsidiaries for each of the financial year ended 31 December 2014 and the financial year ended 31 December 2013.

Original Jurisdiction means, in relation to an Obligor, the jurisdiction under whose laws that Obligor is incorporated as at the date of this Agreement.

Party means a party to this Agreement.

Permitted Acquisitions has the meaning given to it in clause 21.15 (Acquisitions).

Permitted Acquisition Debt means any pre-existing debt facilities secured solely against assets to be acquired under a Permitted Acquisition, including metal pre-purchase agreements, streaming or royalty financing agreements entered into to fund a Permitted Acquisition and which is secured solely against production from the acquired assets.

Permitted Disposal means a sale, lease, licence, transfer, loan or other disposal by a person of any asset, undertaking or business (whether by a voluntary or involuntary single transaction or series of transactions), which is on arm's length terms:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(a)	of obsolete or redundant vehicles, inventory, plant and equipment for cash;

(b)	of assets (other than shares, businesses, or real property) in aggregate of less than or equal to $[****] in exchange for other assets comparable or superior as to type, value and quality;

(c)	of assets in the ordinary course of trading of the disposing entity; or

(d)

of assets acquired as part of a Permitted Acquisition for fair market value, where such assets are not required by the Borrower as part of its strategy for that Permitted Acquisition or the existing Properties.

Permitted Equipment Financing means:

(a)

lending arrangements for the acquisition of vehicles, plant, equipment or computers, (or which are secured on any such vehicles, plant, equipment or computers (and any insurance policies in respect of the foregoing)); or

(b)	finance or capital leases of vehicles, plant, equipment or computers,

provided that:

(i)	the cost of financing the asset does not exceed fifteen percent (15%) per annum;

(ii)	the aggregate Financial Indebtedness arising thereunder does not exceed US$[****] (or its Equivalent);

(iii)	the relevant Obligor provides a copy of the agreement documenting such lending arrangements to the Lender; and

(iv)

in the case of (b) above only, any deposit or down payment that is required to be made under the terms of the finance or capital lease does not exceed forty percent (40%) of the capital cost of the asset.

Permitted Indebtedness has the meaning given to it in clause 0 (Financial indebtedness).

Permitted Security has the meaning given to it in clause 0 (Negative pledge).

Properties means the operation, maintenance and ownership of Midas Mine, Midas Plant, Fire Creek Mine, Rice Lake Mine and any Permitted Acquisitions.

Quotation Day means, in relation to any period for which an interest rate is to be determined, two (2) Business Days before the first day of that period unless market practice differs in the Relevant Interbank Market, in which case the Quotation Day will be determined by the Lender in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

Receiver means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

Reference Bank Rate means the arithmetic mean of the rates (rounded upwards to four (4) decimal places) as supplied to the Lender at its request by the Reference Banks as the rate at which the relevant Reference Bank could borrow funds in the London interbank market in dollars for the relevant period, were it to do so by asking for and then accepting interbank offers for deposits in reasonable market size in that currency and for that period.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Reference Banks means the principal London offices of Barclays Bank PLC and such other banks as may be selected by the Lender in consultation with the Borrower.

Related Fund in relation to a fund (the first fund), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

Relevant Interbank Market means the London interbank market.

Relevant Jurisdiction means, in relation to an Obligor:

(a)	its Original Jurisdiction;

(b)	any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created by it is situated;

(c)	any jurisdiction where it conducts its business; and

(d)	the jurisdiction whose laws govern the perfection of any of the Transaction Security Document entered into by it.

Repeating Representations means each of the representations set out in clause 18.

Representative means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

Resolution Authority means any body which has authority to exercise any Write-down and Conversion Powers.

Restricted Party means a person that is:

(a)	listed on, or owned or controlled by a person listed on, or acting on behalf of a person listed on, any Sanctions List;

(b)

located in, incorporated under the laws of, or owned or (directly or indirectly) controlled by, or acting on behalf of, a person located in or organized under the laws of a country or territory that is the target of country-wide or territory-wide Sanctions; or

(c)

otherwise a target of Sanctions (“target of Sanctions” signifying a person with whom a US person or other national of a Sanctions Authority would be prohibited or restricted by law from engaging in trade, business or other activities).

Rice Lake Mine means the Rice Lake Mine and mill complex located near Bissett, Manitoba.

Risk Premium means from the first Test Date (as defined in clause 20.1 (Financial definitions) for which the Margin is calculated under the grid contained therein, an additional per annum premium shall be applied to the Margin as follows:

(a)	0.25% prior to the final approval of the Environmental Assessment for the Fire Creek Mine; and

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)	0.35% while the liabilities outstanding under the Gold Purchase Agreement exceed US$10,000,000, as reported using Accounting Principles and/or the Intercreditor Agreement remains in effect.

Rollover Loan means one or more Loans:

(a)	made or to be made on the same day that a maturing Loan is due to be repaid;

(b)	the aggregate amount of which is equal to or less than the amount of the maturing Loan; and

(c)	made or to be made to the same Borrower for the purpose of refinancing a maturing Loan.

Sanctions means the economic sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced by:

(a)	the United States government;

(b)	the United Nations;

(c)	the European Union;

(d)	the United Kingdom; or

(e)

the respective governmental institutions and agencies of any of the foregoing, including, without limitation, the Office of Foreign Assets Control of the US Department of Treasury (OFAC), the United States Department of State, and Her Majesty’s Treasury (HMT),

(together, the Sanctions Authorities).

Sanctions List means the “Specially Designated Nationals and Blocked Persons” list maintained by OFAC, the Consolidated List of Financial Sanctions Targets and the Investment Ban List maintained by HMT, or any similar list maintained by, or public announcement of Sanctions designation made by, any of the Sanctions Authorities.

Screen Rate means the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for dollars for the relevant period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any replacement Reuters page which displays that rate), or on the appropriate page of such other information service which publishes that rate from time to time in place of Reuters. If such page or service ceases to be available, the Lender may specify another page or service displaying the relevant rate after consultation with the Borrower.

Security means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

Separate Loan has the meaning given to it in clause 0 (Repayment of Loans).

Shoreline Asset Purchase Agreement means the Asset Purchase Agreement made as of December 16, 2015 among Klondex Canada, Shoreline Gold Inc. and the Borrower.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Shoreline Promissory Note means the secured Promissory Note dated January 21, 2016 made by Klondex Canada in favor of 7097914 Manitoba Inc. in the principal amount of $12,000,000.

Specified Time means a time determined in accordance with 0(Timetables).

Subsidiary means, in relation to a company, any other company:

(a)	which is Controlled, directly or indirectly, by the first named company; or

(b)	more than half the issued share capital of which is beneficially owned, directly or indirectly, by the first named company.

Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

Transaction Security means the Security created or expressed to be created in favour of the Security Agent pursuant to the Transaction Security Documents.

Transaction Security Documents means any document required to be delivered under paragraph 0 of 0(Conditions Precedent); and any other document entered into by any Obligor creating or expressed to create any Security over all or any part of its assets in respect of the obligations of any of the Obligors under any of the Finance Documents.

Transfer Certificate means a certificate substantially in the form set out in 0 (Form of Transfer Certificate) or any other form agreed between the Lender and the Borrower.

Transfer Date means, in relation to an assignment or a transfer, the proposed date specified in the relevant Assignment Agreement or Transfer Certificate.

Unpaid Sum means any sum due and payable but unpaid by an Obligor under the Finance Documents.

US means the United States of America.

US Tax Obligor means:

(a)	the Borrower which is resident for tax purposes in the US; or

(b)	an Obligor some or all of whose payments under the Finance Documents are from sources within the US for US federal income tax purposes.

Utilization means a Utilization of the Facility.

Utilization Date means the date of a Utilization, being the date on which a Loan is to be made.

Utilization Request means a notice substantially in the form set out in 0(Utilization Request).

VAT means general sales tax and provincial sales tax as applicable in British Columbia, or any other tax of similar nature, whether imposed in Canada or elsewhere.

World Bank Standards means:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(a)

the environmental and social standards, requirements, policies and guidelines contained in the Pollution, Prevention and Abatement Handbook 1998 published by the World Bank and (to the extent applicable) all other environmental and social standards, requirements, policies and guidelines relating to mining projects published by the World Bank from time to time;

(b)	the IFC Environmental Guidelines for Occupational Health and Safety in force from time to time;

(c)	the IFC Performance Standards; and

(d)

(to the extent applicable) all other environmental and social standards, requirements, policies and guidelines relating to mining projects published by the International Finance Corporation from time to time.

Write-down and Conversion Powers means:

(a)

in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(b)	in relation to any other applicable Bail-In Legislation:

(i)

any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)	any similar or analogous powers under that Bail-In Legislation.

1.2	Construction

(a)	Unless a contrary indication appears, any reference in this Agreement to:

(i)

the Security Agent, any Finance Party, the Lender, any Obligor, or any Party shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents and, in the case of the Security Agent, any person for the time being appointed as Security Agent or Security Agents in accordance with the Finance Documents;

(ii)

a document in agreed form is a document which is previously agreed in writing by or on behalf of the Borrower and the Lender or their respective legal advisors or, if not so agreed, is in the form specified by the Lender;

(iii)	assets includes present and future properties, assets, intellectual property rights, real property, personal property, revenues, uncalled capital and rights of every description;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(iv)

a Finance Document or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, extended or restated, however fundamentally;

(v)

guarantee means (other than in clause 0 (Guarantee and Indemnity)) any guarantee, letter of credit, bond, indemnity or similar assurance against loss, or any obligation, direct or indirect, actual or contingent, to purchase or assume any indebtedness of any person or to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;

(vi)	indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vii)	the term including shall be construed to mean including without limitation;

(viii)	an obligation means any duty, obligation or liability of any kind;

(ix)

a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(x)

a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self-regulatory or other authority or organisation;

(xi)	a right means any right, privilege, power, immunity or other interest or remedy of any kind;

(xii)

the winding up, dissolution, administration or bankruptcy of a person shall be construed as to include any equivalent or analogous procedures under the laws of any jurisdiction in which such person is incorporated or resident in any jurisdiction in which such person carries on business or in which any of its assets are located (including the seeking of a liquidation, winding up, appointment of bankruptcy trustee, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors, insolvency and suspension of payments);

(xiii)	a provision of law is a reference to that provision as amended or re-enacted;

(xiv)	a time of day is a reference to Pacific Time; and

(xv)	clauses and schedules are to be construed as references to clauses of and schedules to this Agreement.

(b)	Section, clause and Schedule headings are for ease of reference only.

(c)

Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(d)	A Default (other than an Event of Default) is continuing if it has not been remedied or waived and an Event of Default is continuing if it has not been waived.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

1.3	Currency symbols and definitions

$, US$, USD and dollars denote the lawful currency of the United States of America.

1.4	Third Party Rights

(a)	Unless expressly provided to the contrary in a Finance Document a person who is not a Party has no right to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

1.5	Calculations

In any calculation done for the purposes of a Finance Document, no amount shall be double-counted.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

THE FACILITY

2	The Facility

2.1	The Facility

Subject to the terms of this Agreement, the Lender shall make available to the Borrower a dollar revolving loan facility in an aggregate amount equal to the Commitment.

2.2	Amendment to Commitment

(a)

The Borrower may, on the one (1) year anniversary of Financial Close, request that the Commitment be amended by delivering an Amendment Request to the Lender specifying the amount in dollars of the proposed amendment in the Commitment.

(b)	The Borrower may not deliver an Amendment Request unless:

(i)	no Default is continuing or would result from the proposed increase in the Commitment; and

(ii)	the Repeating Representations are true on the date of the Amendment Request.

(c)

Any amendment to the Commitment made pursuant to paragraph (a) above will take effect on the last day of the current Interest Period for the Loan or Loans which are outstanding when the conditions set out in paragraph (d) below are satisfied.

(d)	An amendment to the Commitment will only be effective on:

(i)	the Lender’s credit committee consenting in writing to the proposed amendment; and

(ii)	the execution by the Lender of an Amendment Confirmation.

(e)

The Borrower shall promptly on demand pay the Lender and the Security Agent the amount of all costs and expenses (including legal fees and disbursements) reasonably incurred by either of them and, in the case of the Security Agent, by any Receiver or Delegate in connection with any increase in Commitment under this clause 2.2.

(f)	The Borrower may pay to the Lender a fee in the amount and at the times agreed between the Borrower and the Lender in a Fee Letter.

2.3	Reduction in Commitment

If the Borrower Gearing Ratio (as defined in clause 0 (Financial definitions)) is greater than 3.75:1 at any time when calculated prior to the Original Final Maturity Date, the Available Commitment shall be recalculated by the Lender and reduced to a level in compliance with the ratios described in clause 20.1 (Financial definitions) (the Commitment Limit). If the amount of the outstanding under the Facility exceeds the Commitment Limit, the Borrower shall be required to remit a mandatory prepayment in accordance with clause 7.3 (Mandatory prepayment – reduction in Commitment).

2.4	Finance Parties' rights and obligations

(a)

The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)

The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt.

(c)	A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.

2.5	Obligors' Agent

(a)

Each Obligor (other than the Borrower) by its execution of this Agreement irrevocably appoints the Borrower (acting through one or more authorised signatories) to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)

the Borrower on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and

(ii)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Borrower,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)

Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors' Agent or given to the Obligors' Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors' Agent and any other Obligor, those of the Obligors' Agent shall prevail.

3	Purpose

3.1	Purpose

The Borrower shall apply all amounts borrowed by it under the Facility towards:

(a)	any fees and expenses which are payable by the Obligors under this Agreement;

(b)	general corporate requirements of the Borrower;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(c)	working capital requirements of the Borrower or its Subsidiaries; and

(d)	capital investments and expenditures of the Borrower or its Subsidiaries.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4	Conditions of Utilization

4.1	Initial conditions precedent

The Borrower may not deliver a Utilization Request unless the Lender has received all of the documents and other evidence listed in 0(Conditions precedent) in form and substance satisfactory to the Lender. The Lender shall notify the Borrower promptly upon being so satisfied.

4.2	Further conditions precedent

The Lender will only be obliged to comply with clause 0 (Lender’s obligation) if on the date of the Utilization Request and on the proposed Utilization Date:

(a)

in the case of a Rollover Loan, no Event of Default is continuing or would result from the proposed Loan and, in the case of any other Loan, no Default is continuing or would result from the proposed Loan; and

(b)	the Repeating Representations to be made by each Obligor are true in all material respects.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

UTILIZATION

5	Utilization

5.1	Delivery of a Utilization Request

The Borrower may utilise the Facility by delivery to the Lender of a duly completed Utilization Request not later than the Specified Time.

5.2	Completion of a Utilization Request

(a)	Each Utilization Request is irrevocable and will not be regarded as having been duly completed unless:

(i)	the proposed Utilization Date is a Business Day within the Availability Period;

(ii)	the currency and amount of the Utilization comply with clause 0 (Currency and amount); and

(iii)	the proposed Interest Period complies with clause 0 (Interest Periods).

(b)	Only one (1) Loan may be requested in each Utilization Request.

5.3	Currency and amount

(a)	The currency specified in a Utilization Request must be dollars.

(b)

The amount of the proposed Loan must be an amount which is not more than the Available Commitment and which is a minimum of US$1,000,000 and an integral multiple of US$500,000 or, if less, the Commitment.

5.4	Lender’s obligations

If the conditions set out in this Agreement have been met, and subject to clause 0 (Repayment of Loans) the Lender shall make each Loan available by the Utilization Date through its Facility Office.

5.5	Cancellation of Commitment

The portion of the Commitment which, at that time, is unutilised shall be immediately cancelled at the end of the Availability Period.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

REPAYMENT, PREPAYMENT AND CANCELLATION

6	Repayment

6.1	Repayment of Loans

(a)	The Borrower shall repay each Loan on the last day of its Interest Period, and any outstanding Loans shall be repaid on the Original Final Maturity Date.

6.2	Extension option

(a)

On an annual basis after the date hereof, the Borrower may request an extension of the then applicable Original Final Maturity Date by a further twelve months by delivering an Extension Request to the Lender not less than sixty (60) days before the then applicable Original Final Maturity Date, provided that the Borrower may not deliver an Extension Request unless:

(i)	no Default is continuing or would result from the Extension Request; and

(ii)	the Repeating Representations are true on the date of the Extension Request.

(b)	An Extension Request shall be irrevocable.

(c)	Concurrent with the Extension Request, the Borrower shall deliver an extension fee equal to US$[****] on the date of the delivery of the Extension Request (the “Extension Fee”).

(d)

If the Lender consents to the Extension Request, it shall notify the Borrower by no later than thirty (30) days prior to the then Original Final Maturity Date (the Consent Date). The decision as to whether to consent to the Extension Request is at the sole discretion of the Lender who shall not be under any obligation whatsoever to agree to the Extension Request. If the Borrower does not receive notification from the Lender by the Consent Date or if the Lender does not receive the Extension Fee, that Lender shall be deemed not to have consented to the Extension Request.

(e)

If the Lender consents to the Extension Request, provided that no Default is continuing and the Extension Fee has been received by the Lender, the Original Maturity Date shall be extended by a further twelve months on the later of the Consent Date and the date on which the Borrower pays the Extension Fee to the Lender.

(f)

If the Lender does not consent to the Extension Request by the Consent Date, the Original Final Maturity Date shall remain the same as was previously in effect without any recognition of an extension, and the Lender shall return the Extension Fee to the Borrower.

7	Prepayment and Cancellation

7.1	Illegality

If, in any applicable jurisdiction, it becomes unlawful for the Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan or it becomes unlawful for any Affiliate of the Lender to do so:

(a)	upon the Lender notifying the Borrower, the Available Commitment of that Lender will be immediately cancelled; and

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)

the Borrower shall repay the Lender on the last day of the Interest Period for each Loan occurring after the Lender has notified the Borrower, and the Lender's Commitment shall be cancelled in the amount of the Loans repaid.

7.2	Mandatory prepayment - change of control

(a)	If a Change of Control occurs:

(i)	the Borrower shall promptly (and in any event no later than three (3) Business Days after the occurrence of the Change of Control) notify the Lender upon becoming aware of that event; and

(ii)

unless the Lender gave its written consent prior to the occurrence of the Change of Control, the Commitment will be immediately cancelled and all outstanding Loans, together with accrued interest and all other amounts accrued under the Finance Documents, will become immediately due and payable.

(b)

For the purposes of paragraph 0 above, Change of Control means any person or group of persons acting jointly or otherwise acting in concert (including by way of joint venture or other cooperation agreement with an Obligor) gaining direct or indirect control of the Borrower or any Obligor and, for the purposes of this definition:

(i)	control of a person means:

(A)	the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(1)	cast, or control the casting of, more than fifty percent (50%) of the maximum number of votes that might be cast at a general meeting of that person; or

(2)	appoint or remove all, or the majority, of the directors or other equivalent officers of that person; or

(3)	give directions with respect to the operating and financial policies of that person with which the directors or other equivalent officers of that person are obliged to comply; or

(B)

the holding of more than fifty percent (50%) of the issued and outstanding share capital of that person (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and

(ii)

acting in concert means a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition by any of them, either directly or indirectly, of shares in a person, to obtain or consolidate control of that person.

7.3	Mandatory prepayment – reduction in Commitment

If the amount of Loans outstanding under the Facility exceeds the Commitment Limit pursuant to a reduction under Clause 2.3 (Reduction in Commitment):

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(a)	any available cash of the Borrower above US$10,000,000 shall become immediately due and payable to the Lender to reduce the Loans to the Commitment Level; and

(b)

following the payment described in paragraph (a) above, one hundred percent (100%) of Cash Available for Debt Service shall be payable to the Lender until the outstanding Loans do not exceed the Commitment Limit.

7.4	Automatic cancellation

The Available Commitment shall be automatically cancelled at the end of the Availability Period.

7.5	Restrictions

(a)

Any notice of cancellation or prepayment given by any Party under this clause 0 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)	Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and, subject to any Break Costs, without premium or penalty.

(c)	Unless a contrary indication appears in this Agreement, any part of the Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement.

(d)	The Borrower shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitment except at the times and in the manner expressly provided for in this Agreement.

(e)	Subject to clause 0 (Amendment to Commitment), no amount of the Commitment cancelled under this Agreement may be subsequently reinstated.

(f)

If all or part of a Loan is repaid or prepaid and is not available for redrawing (other than by operation of clause 0 (Further conditions precedent)), the amount which is repaid or prepaid will be deemed to be cancelled on the date of repayment or prepayment.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

COSTS OF UTILIZATION

8	Interest

8.1	Calculation of interest

The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin;

(b)	LIBOR; and

(c)	Risk Premium.

8.2	Payment of interest

The Borrower shall pay accrued interest on the Loan to which that Interest Period relates on the last day of each Interest Period (and, if the Interest Period is longer than six (6) Months, on the dates falling at six (6) monthly intervals after the first day of the Interest Period).

8.3	Default interest

(a)

If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph 0 below, is two percent (2.0%) per annum higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan of the overdue amount for successive Interest Periods, each of a duration selected by the Lender (acting reasonably). Any interest accruing under this clause 0 shall be immediately payable by the Obligor on demand by the Lender.

(b)	If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:

(i)	the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(ii)

the rate of interest applying to the overdue amount during that first Interest Period shall be two percent (2%) per annum higher than the rate which would have applied if the overdue amount had not become due.

(c)

Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

8.4	Notification of rates of interest

The Lender shall promptly notify the Borrower of the determination of a rate of interest under this Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

9	Interest Periods

9.1	Selection of Interest Periods

(a)	The Borrower may select an Interest Period for a Loan in the Utilization Request for that Loan.

(b)	The Borrower may select an Interest Period of one (1), three (3), and six (6) or twelve (12) Months or any other period agreed between the Borrower and the Lender.

(c)	An Interest Period for a Loan shall not extend beyond the Original Final Maturity Date.

(d)	Each Interest Period for a Loan shall start on its Utilization Date.

(e)	A Loan has one (1) Interest Period only.

9.2	Non-Business Days

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

10	Changes to the Calculation of Interest

10.1	Absence of quotations

Subject to clause 0 (Market disruption), if LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by the Specified Time on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

10.2	Market disruption

(a)

If a Market Disruption Event occurs in relation to a Loan for any Interest Period, then the rate of interest on the Loan for the Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Margin; and

(ii)	the percentage rate per annum of the cost to the Lender of funding its participation in that Loan from whatever source it may reasonably select.

(b)

If the percentage rate per annum notified by the Lender pursuant to clause 0 above is less than LIBOR, the cost to that Lender of funding its participation in that Loan for that Interest Period shall be deemed, for the purposes of clause 0 above, to be LIBOR.

(c)	If a Market Disruption Event occurs the Lender shall, as soon as is practicable, notify the Borrower.

(d)	In this Agreement Market Disruption Event means:

(i)

at or about noon on the Quotation Day for the relevant Interest Period when LIBOR is to be determined by reference to the Reference Banks, and none or only one of the Reference Banks supplies a rate to the Lender to determine LIBOR for the relevant Interest Period; or

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(ii)

before close of business in Toronto on the Quotation Day for the relevant Interest Period, the cost to the Lender of obtaining matching deposits in the Relevant Interbank Market would be in excess of LIBOR.

10.3	Alternative basis of interest or funding

If a Market Disruption Event occurs and the Lender or the Borrower so requires, the Lender and the Borrower shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest.

10.4	Break Costs

(a)

The Borrower shall, within three (3) Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum.

(b)

The Lender shall, as soon as reasonably practicable to the Borrower, provide a certificate of an authorized signatory of the Lender confirming the amount of its Break Costs for any Interest Period in which they accrue.

11	Fees

11.1	Commitment fee

(a)	The Borrower shall pay to the Lender a fee on undrawn amounts under the Facility computed at the rate equal to:

(i)	[****] per annum on amounts subject to sixty (60) days’ notice for Utilizations (On Notice Funds); and

(ii)	[****] per annum on all other amounts (On Demand Funds).

(b)

Following Financial Close, the Borrower shall notify the Lender of the aggregate amount of undrawn funds to be held as On Notice Funds and On Demand Funds. Following receipt of such notice by the Lender, the Borrower may elect to re-allocate any undrawn funds as either On Notice Funds or On Demand Funds at any time during the Availability Period, provided that the Borrower provides sixty (60) days’ notice to the Lender prior to any change of allocation.

(c)

The accrued commitment fee is payable on the last day of each fiscal quarter which ends during the Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the Lender's Commitment at the time the cancellation is effective.

11.2	Establishment fee

The Borrower shall pay to the Lender an establishment fee as more specifically outlined in the Fee Letter in the form attached as Schedule 11.2 and executed and delivered concurrently with this Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ADDITIONAL PAYMENT OBLIGATIONS

12	Tax Gross Up and Indemnities

12.1	Definitions

(a)	In this Agreement:

Protected Party means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

Tax Deduction means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

Tax Payment means either the increase in a payment made by an Obligor to a Finance Party under clause 0 (Tax gross-up) or a payment under clause 0 (Tax indemnity).

Tax Refund means a refund of any Tax.

Tax Withholding means (i) a FATCA Withholding or (ii) withholding Taxes imposed on amounts payable to or for the account of a Finance Party under a Finance Document pursuant to a law in effect on the date on which (A) such Finance Party acquires such interest in the Finance Document or (B) such Finance Party changes its Facility Office, except in each case to the extent that, pursuant to Section 12 of this Agreement, amounts with respect to such Taxes were payable either to such Finance Party’s assignor immediately before such Finance Party became a party hereto or to such Finance Party immediately before it changed its Facility Office.

(b)	Unless a contrary indication appears, in this clause 0 a reference to determines or determined means a determination made in the absolute discretion of the person making the determination.

12.2	Tax gross-up

(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

(b)

The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Lender accordingly. Similarly, the Lender shall notify the Borrower on becoming so aware in respect of a payment payable to that Lender.

(c)

If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)

If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e)

Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(f)

Notwithstanding anything else in this Agreement, provided no Event of Default shall have occurred and be continuing, the provisions of this Section 0 shall not apply in respect of any Tax Withholding that is required solely as a result of an assignment by the Lender pursuant to Section 0 of this Agreement.

12.3	Tax indemnity

(a)

The Borrower shall (within ten days of demand by the Lender) indemnify each Protected Party for the full amount of Tax imposed on such Protected Party and any other loss, liability or cost which that Protected Party reasonably determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document, including, without limitation, any Tax imposed or asserted on, or attributable to, amounts payable under this clause 12.3(a), whether or not such Tax was correctly or legally imposed or asserted. Any Protected Party making a claim under this clause 0 shall provide the Borrower with documentary evidence that the loss, liability or cost will be or has been suffered.

(b)	Paragraph 0 above shall not apply:

(i)	with respect to any Tax assessed on a Finance Party:

(A)

under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party's Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:

(A)	is compensated for by an increased payment under clause 0 (Tax gross-up); or

(B)	relates to a FATCA Deduction required to be made by a Party; or

(iii)

with respect to any Bank Tax assessed or imposed on a Finance Party to the extent a loss, liability or cost is attributable to the unreasonable delay or default of a Finance Party in accounting for an amount of Tax due where such Finance Party was aware that such delay or default would result in such loss, liability or cost, save to the extent that such delay or default is attributable to the Borrower’s failure to pay that Finance Party pursuant to its obligation under clause 0 (Tax indemnity).

12.4	Tax Refund

If an Obligor makes a Tax Payment and the relevant Finance Party determines, in its discretion, that:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(a)	a Tax Refund is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and

(b)	that a Finance Party (or any Affiliate of that Finance Party) has obtained that Tax Refund,

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it, together with its Affiliates (if relevant) (after making that payment) in the same after-Tax position as it (or they, as the case may be) would have been in had the Tax Payment not been required to be made by the Obligor. Notwithstanding any other provision of this Agreement:

(a)	the relevant Finance Party shall not be required to take any steps to claim or utilise any Tax Refund which would result in that Finance Party incurring any costs (including costs of management time);

(b)	the relevant Finance Party shall not be required to take any steps which it reasonably considers would adversely affect its interests; and

(c)

the relevant Finance Party shall not be required to claim or utilise any Tax Refund in priority to any other Tax relief, credit, deduction or right of repayment or other Tax benefit which may be available to it.

12.5	Stamp taxes

The Borrower shall pay and, within ten days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document except for any such Tax payable in connection with the entry into of, or any transaction implemented by, a Transfer Certificate (other than where that Transfer Certificate is entered into following an Event of Default which is continuing or a request by an Obligor).

12.6	VAT

(a)

All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party). In the event that any VAT is paid by any Party to a Finance Party in respect of such supply and such VAT is found not to be chargeable in respect of such supply and, as a result, such Finance Party receives a credit or repayment from the relevant tax authority, the Finance Party shall promptly pay to the Party an amount equal to such credit or repayment (if any) (up to an amount equal to the VAT paid by that Party to the relevant Finance Party in relation to such supply) which it reasonably determines relates to the VAT chargeable on that supply.

(b)

If VAT is or becomes chargeable on any supply made by any Finance Party (the Supplier) to any other Finance Party (the Recipient) under a Finance Document, and any Party other than the Recipient (the Relevant Party) is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(c)

(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(d)

(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(e)

Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(f)

Any reference in this clause 12.6 to any Party shall, at any time when such Party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated as making the supply, or (as appropriate) receiving the supply, under any applicable grouping rules.

(g)

In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party's VAT registration and such other information as is reasonably requested in connection with such Finance Party's VAT reporting requirements in relation to such supply.

12.7	FATCA Information

(a)	Subject to clause 0 below, each Party shall, within ten (10) Business Days of a reasonable request by another Party in writing:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)

supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and

(iii)

supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation or exchange of information regime.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)

If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)

Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)

If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (a)(i) or (ii) above (including, for the avoidance of doubt, where paragraph (c) applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information

(e)

If the Borrower is a US Tax Obligor, or where the Lender reasonably believes that its obligations under FATCA or any other applicable law or regulation require it, the Lender shall, within ten (10) Business Days of:

(i)	where the Borrower is a US Tax Obligor and the relevant Lender is the Lender, the date of this Agreement; or

(ii)

where an Obligor is a US Tax Obligor and the relevant Lender is a New Lender, on or prior to the relevant Transfer Date or the date on which an increase in Commitment takes effect pursuant to clause 2.2 (Amendment to Commitment),

Lender shall supply:

(A)	an executed withholding certificate on Form W-8 or Form W-9 or any other relevant form; or

(B)	any withholding statement and other documentation, Authorization or waiver to certify or establish the status of such Lender under FATCA or that other law or regulation.

(f)	The Lender shall provide any withholding certificate, withholding statement, document, Authorization or waiver received pursuant to paragraph (a) above to the relevant Borrower.

(g)

If any withholding certificate, withholding statement, document, Authorization or waiver provided to the Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Borrower shall promptly update it and provide such updated withholding certificate, withholding statement, document, Authorization or waiver to the Lender, unless it is unlawful for the Lender to do so.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

12.8	FATCA Deduction

(a)

Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)

Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), and in any case at least three (3) Business Days prior to making a FATCA Deduction, notify the Party to whom it is making the payment and, on or prior to the day on which it notifies that Party, shall also notify the Borrower, the Lender and the other Finance Parties.

13	Increased Costs

13.1	Increased costs

(a)

Subject to clause 0 (Exceptions) the Borrower shall, within three (3) Business Days of a demand by the Lender, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation;

(ii)	compliance with any law or regulation made after the date of this Agreement; or

(iii)	is a Basel III Increased Cost.

(b)	In this Agreement:

Increased Costs means:

(i)	a reduction in the rate of return from the Facility or on a Finance Party's (or its Affiliate's) overall capital;

(ii)	an additional or increased cost; or

(iii)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

Basel II means the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 as updated prior to, and in the form existing on, the date of this Agreement, excluding any amendment thereto arising out of Basel III;

Basel III means:

(iv)

the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(v)

the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement - Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(vi)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”;

Basel III Increased Cost means an Increased Cost which is attributable to the implementation or application of or compliance with any Basel III Regulation (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates); and

Basel III Regulation means any law or regulation implementing Basel III (including any regulations regarding such issued by the Office of the Superintendent of Financial Institutions of Canada).

13.2	Increased cost claims

A Finance Party intending to make a claim pursuant to clause 0 (Increased costs) shall notify the Borrower, and as soon as practicably after, provide a certificate of an authorized signatory of the Lender confirming the amount of its Increased Costs.

13.3	Exceptions

(a)	Clause 0 (Increased costs) does not apply to the extent any Increased Cost is:

(i)	attributable to a Tax Deduction required by law to be made by an Obligor;

(ii)	attributable to a FATCA Deduction required to be made by a Party;

(iii)

compensated for by clause 0 (Tax indemnity) (or would have been compensated for under clause 0 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph 0 of clause 0 (Tax indemnity) applied); or

(iv)

attributable to the implementation or application of or compliance with Basel II or any other law or regulation which implements Basel II (but excluding any proposed changes to Basel II for the purposes of implementing Basel III or any other law or regulation which implements Basel III (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates)) or any other regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Finance Party or any of its Affiliates);

(v)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.

(b)	In this clause 0, a reference to a Tax Deduction has the same meaning given to the term in clause 0 (Definitions).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

14	Other Indemnities

14.1	Currency indemnity

(a)

If any sum due from an Obligor under the Finance Documents (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or

(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall as an independent obligation, within three (3) Business Days of demand, indemnify the Lender and the Secured Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (1) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (2) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

14.2	Other indemnities

(a)	The Borrower shall, within three (3) Business Days of demand, indemnify the Lender and the Secured Party against any cost, loss or liability incurred by that Finance Party as a result of:

(i)	the occurrence of any Event of Default;

(ii)

a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of clause 30 (Sharing among the Finance Parties);

(iii)

funding, or making arrangements to fund a Loan requested by the Borrower in a Utilization Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone);

(iv)	a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower; or

(v)

any actual or alleged breach of any Environmental Law or any Environmental Permit in connection with the Properties or the Facility by any person other than a Finance Party (except where such actual or alleged breach by a Finance Party is due to the acts or omissions of an Obligor or any other third party).

(b)

The Borrower shall, within three (3) Business Days of demand, indemnify each Finance Party, each Affiliate of a Finance Party and each officer or employee of a Finance Party or its Affiliate, against any cost, loss or liability incurred by that Finance Party or its Affiliate (or officer or employee of that Finance Party or Affiliate) in connection with or arising out of the use of proceeds under the Facility or Transaction Security being taken over the Charged Property (including but not limited to those incurred in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry concerning the use of proceeds under the Facility), unless such loss or liability is caused by the gross negligence or wilful misconduct of that Finance Party or its Affiliate (or employee or officer of that Finance Party or Affiliate). Any Affiliate or any officer or employee of a Finance Party or its Affiliate may rely on this Clause 0 subject to Clause 0 (Third party rights).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

14.3	Indemnity to the Lender

The Borrower shall indemnify the Lender immediately on demand against:

(a)	any cost, loss or liability incurred by the Lender as a result of:

(i)	investigating any event which it reasonably believes is a Default;

(ii)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; or

(iii)

instructing lawyers, accountants, tax advisors, surveyors or other professional advisers or experts as permitted under this Agreement and in accordance with the terms of clause 0 (Costs and expenses); and

(b)

any cost, loss or liability incurred by the Lender, except where by reason of the Lender’s gross negligence or wilful misconduct, or in the case of any cost, loss or liability pursuant to clause 0 (Disruption to Payment Systems etc.).

15	Mitigation by the Lender

15.1	Mitigation

(a)

Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of clause 0 (Illegality), clause 0 (Tax gross-up and indemnities) or clause 0 (Increased costs) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph 0 above does not in any way limit the obligations of any Obligor under the Finance Documents.

15.2	Limitation of liability

(a)	The Borrower shall promptly indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under clause 0 (Mitigation).

(b)	A Finance Party is not obliged to take any steps under clause 0 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

16	Costs and Expenses

16.1	Transaction expenses

The Borrower shall promptly on demand pay each of the Finance Parties all reasonable costs incurred in the development, completion and maintenance of the Facility will be for the account of the Borrower including legal documentation, stamp duty, independent technical experts (if required) and reasonable out-of-pocket expenses incurred by the Lender. The Finance Documents will contain the normal cost, increased cost (gross up provisions), charges, expenses and indemnity provisions for Facility arrangements of this nature.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

16.2	Amendment costs

If (a) an Obligor requests an amendment, waiver or consent, or (b) an amendment is required pursuant to clause 0 (Change of currency), the Borrower shall, within three (3) Business Days of demand, reimburse each of the Finance Parties for the amount of all costs and expenses (including legal fees) reasonably incurred by the Lender and the Security Agent (and, in the case of the Security Agent, by any Receiver or Delegate) in responding to, evaluating, negotiating or complying with that request or requirement.

16.3	Enforcement costs

The Borrower shall, within three (3) Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing these rights.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

GUARANTEE

17	Guarantee and Indemnity

17.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally jointly and severally:

(a)	guarantees to each Finance Party punctual performance by each other Obligor of all that Obligor's obligations under the Finance Documents;

(b)

undertakes with each Finance Party that whenever another Obligor does not pay any amount when due under or in connection with any Finance Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

(c)

agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by a Guarantor under this indemnity will not exceed the amount it would have had to pay under this clause 0 if the amount claimed had been recoverable on the basis of a guarantee.

17.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

17.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Guarantor under this clause 0 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

17.4	Waiver of defences

The obligations of each Guarantor under this clause 0 will not be affected by an act, omission, matter or thing which, but for this clause, would reduce, release or prejudice any of its obligations under this clause 0 (without limitation and whether or not known to it or any Finance Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)

any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including without limitation any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

17.5	Guarantor intent

Without prejudice to the generality of clause 0 (Waiver of defences), each Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to a new borrower; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

17.6	Immediate recourse

(a)

Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this clause 0. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

(b)

Each Guarantor acknowledges the right of the Lender pursuant to clause 0 (Acceleration) to accelerate the payment of any sum that may become due under any guarantee or indemnity contained in this clause 0.

17.7	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

(a)

refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)	hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this clause 0.

17.8	Deferral of Guarantors' rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Lender otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this clause 0:

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of any Obligor's obligations under the Finance Documents;

(c)

to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party;

(d)

to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Guarantor has given a guarantee, undertaking or indemnity under clause 0 (Guarantee and Indemnity);

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Finance Party.

If a Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Finance Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Finance Parties and shall promptly pay or transfer the same to the Lender or as the Lender may direct for application in accordance with clause 0 (Payment mechanics).

17.9	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

17.10	Further assurance

Each Guarantor agrees that, upon demand of the Lender (acting reasonably), it shall promptly execute and deliver at its own expense any document (executed as a deed or under hand as the Lender may direct in writing) and do any act or thing in order to confirm or establish the validity and enforceability of the guarantee and indemnity intended to be created by it under this clause 0.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

18	Representations

Each Obligor makes the representations and warranties set out in this clause 0 to each Finance Party on the date of this Agreement.

18.1	Status

(a)	It is a corporation, duly incorporated and validly existing under the law of its Original Jurisdiction.

(b)	Each of its Subsidiaries is a corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation.

(c)	It and each of its Subsidiaries has the power to:

(i)	own or hold under lease and operate the assets it purports to own or hold under lease; and

(ii)	own its assets and carry on its business as it is being conducted and as currently proposed to be conducted.

18.2	Binding obligations

Subject to the Legal Reservations:

(a)	the obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable obligations; and

(b)

(without limiting the generality of paragraph (a) above), each Transaction Security Document to which it is a party creates (or will create, on the effective date of such relevant Transaction Security Document) the security interests which that Transaction Security Document purports to create and those security interests are valid and effective.

18.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Finance Documents and the granting of the Transaction Security do not and will not conflict with:

(a)	any Applicable Law;

(b)	its or any of its Subsidiaries' charter documents; or

(c)

any agreement or instrument binding upon it or any of its Subsidiaries or any of its or any of its Subsidiaries' assets or constitute a default or termination event (however described) under any such agreement or instrument to an extent or in a manner that has or could reasonably be expected to have a Material Adverse Effect.

18.4	Power and authority

(a)

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)	No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party.

18.5	Validity and admissibility in evidence

(a)	All Authorizations required or desirable:

(i)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Finance Documents to which it is a party; and

(ii)	to make the Finance Documents to which it is a party admissible in evidence in its Relevant Jurisdictions,

have been obtained, effected, done, fulfilled or performed and are in full force and effect.

(b)

All Authorizations necessary for the conduct of the business, trade and ordinary activities of members of the Group have been obtained or effected and are in full force and effect if failure to obtain or effect those Authorizations has or is reasonably likely to have a Material Adverse Effect.

(c)	No action has been taken against it or any member of the Group by any Competent Authority in connection with the Authorizations.

(d)	All the Material Licences have been obtained or effected and are in full force and effect.

18.6	Governing law and enforcement

(a)	The choice of the law stated to be the governing law of each Finance Document will be recognised and enforced in its Relevant Jurisdictions.

(b)	Any judgment obtained in relation to a Finance Document in the jurisdiction of the stated governing law of that Finance Document will be recognised and enforced in its Relevant Jurisdictions.

(c)	Any arbitral award obtained in relation to a Finance Document in the seat of the arbitral tribunal as specified in that Finance Document will be recognised and enforced in its Relevant Jurisdictions.

18.7	Insolvency

No:

(a)	corporate action, legal proceeding or other procedure or step described in clause 0 (Insolvency proceedings); or

(b)	creditors' process described in clause 0 (Creditors' process),

has been taken or, to the knowledge of the Borrower, threatened in relation to a member of the Group and none of the circumstances described in clause 0 (Insolvency) applies to a member of the Group.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

18.8	Deduction of Tax

It is not required to make any deduction for or on account of Tax from any payment it may make under any Finance Document.

18.9	No filing or stamp taxes

Under the law of its Relevant Jurisdictions it is not necessary that the Finance Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance Documents or the transactions contemplated by the Finance Documents except the filings to be made and registration fees and stamp duty to be paid in relation to the execution of the relevant Finance Documents as set out below (which shall be made and paid promptly after the date of the relevant Finance Document):

(a)	any registration or duties payable as described in the Legal Opinions;

(b)	registration of the relevant Transaction Security Document in accordance with the Personal Property Security Act (British Columbia) and the Uniform Commercial Code in Nevada.

18.10	No default

(a)	No Default is continuing or might reasonably be expected to result from the making of any Loan or the entry into, the performance of, or any transaction contemplated by, any Finance Document.

(b)

No other event or circumstance is outstanding which constitutes (or, with the expiry of a grace period, the giving of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on it or any of its Subsidiaries or to which its (or any of its Subsidiaries') assets are subject which might have a Material Adverse Effect.

18.11	No misleading information

(a)

Any factual information provided by or on behalf of any member of the Group to any Finance Party in connection with the Properties or the Finance Documents (or in budgets or forecasts provided under this Agreement):

(i)	was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated and was not misleading in any respect; and

(ii)	does not omit any information that results in the information provided being untrue or misleading in any material respect.

(b)

Any opinions, forecasts and projections contained in any factual information referred to in clause 0, the Base Case Model and the assumptions on which they were based, have been prepared in good faith and, as at their date, on the basis of recent historical information and on assumptions believed by the Borrower to be fair and reasonable.

(c)

Nothing has occurred since the date any information referred to in clause 0 was provided, and no information has been given or withheld, that renders that information untrue or misleading in any material respect (taking into account any updates to such information which fall within clause 0).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

18.12	Financial statements

(a)	The Original Financial Statements were prepared in accordance with Accounting Principles.

(b)	The Original Financial Statements fairly represent its financial condition and operations (consolidated in the case of the Borrower) during the relevant financial year.

(c)	The most recent financial statements of the Obligors delivered pursuant to clause 0 (Financial statements):

(i)	have been prepared in accordance with Accounting Principles; and

(ii)	fairly represent its financial condition and operations (consolidated in the case of the Borrower) during the relevant financial year.

(d)

There has been no material adverse change in the business or financial condition of any Obligor since the date of its most recent financial statements delivered pursuant to clause 0 (Financial statements).

18.13	Pari passu ranking

Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

18.14	No proceedings pending or threatened

No litigation, arbitration or administrative proceedings or investigations of or before any court, arbitral body or agency (including in respect of any labour dispute) or any other claims or disputes which, if adversely determined, would reasonably be expected to have a Material Adverse Effect have been started or (to the best of its knowledge and belief, having made due and careful enquiry) threatened in writing against it or any of its Subsidiaries.

18.15	No breach of laws

(a)	It has not (and none of its Subsidiaries has) breached any law or regulation which breach has or is reasonably likely to have a Material Adverse Effect.

(b)	It is in compliance with all Authorizations in all material respects.

18.16	Environmental compliance

(a)

Each member of the Group is in compliance with clause 0 (Environmental compliance) and to the best of its knowledge and belief (having made due and careful internal enquiry) no circumstances have occurred which would prevent such compliance in a manner or to an extent which has or is reasonably likely to have a Material Adverse Effect.

(b)

No Environmental Claim has been commenced or (to the best of its knowledge and belief (having made due and careful internal enquiry)) is threatened against any member of the Group where that claim has or is reasonably likely, if determined against that member ofthe Group, to have a Material Adverse Effect.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

18.17	Taxation

(a)	It is not (and none of its Subsidiaries is) materially overdue in the filing of any Tax returns.

(b)

It is not (and none of its Subsidiaries is) overdue in the payment of any amount in respect of Tax (unless and only to the extent that (i) payment can be lawfully withheld, is being contested in good faith and adequate reserves are being maintained for the payment of such Taxes or (ii) the amount of such unpaid Taxes is not material, the non-payment results from an administrative oversight or error by a member of the Group and such payment is made promptly (and in any event within three (3) Business Days) after a member of the Group becoming aware of such non-payment).

(c)

No claims or investigations are being, or are reasonably likely to be, made or conducted against it (or any of its Subsidiaries) with respect to Taxes such that a liability of, or claim against, any member of the Group of US$[****] (or its Equivalent) or more is reasonably likely to arise.

18.18	Anti-corruption law

The Borrower, each Obligor and each of their Subsidiaries has conducted its businesses in compliance with applicable anti-corruption laws and has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

18.19	Sanctions

(a)

Neither the Borrower nor any Obligor, nor any of their Subsidiaries or joint ventures, nor any of their respective directors, officers or employees, nor to the knowledge of any Obligor, any persons acting on any of their behalf:

(i)	is a Restricted Party; or

(ii)	has received notice of or is aware of any claim, action, suit, proceeding or investigation against it with respect to Sanctions by any Sanctions Authority.

18.20	Security and Financial Indebtedness

(a)	No Security or Quasi-Security exists over all or any of the present or future assets of any member of the Group other than Permitted Security.

(b)	No member of the Group has any Financial Indebtedness outstanding other than

18.21	Transaction Security

(a)

Subject to the Legal Reservations, the Transaction Security ranks (or, on the effective date of such Transaction Security, will rank) at least pari passu with all other Security (excluding Permitted Security), including such secured obligations owed under the Gold Purchase Agreement.

(b)

Any shares that are expressed to be subject to the Transaction Security are fully paid and are not subject to any option to purchase or similar rights. The charter documents of the companies whose shares are subject to the Transaction Security do not and could not restrict or inhibit any transfer of those shares on creation or on enforcement of the Transaction Security.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

18.22	Legal and beneficial ownership

(a)

Each member of the Group has good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorizations to use, the assets necessary to carry on its business as presently conducted.

(b)

Each member of the Group is the sole legal and beneficial owner of the respective assets over which it purports to grant Security free from any claims, third party rights or competing interests other than Permitted Security.

(c)	No breach of any law or regulation is subsisting that would reasonably be likely to adversely affect the value of the assets that are expressed to be the subject of the Transaction Security.

(d)

There is no covenant, easement, agreement, reservation, restriction, condition or other matter that materially and adversely affects the assets that are expressed to be the subject of the Transaction Security.

18.23	Intellectual Property

It has available to it now, or will at the time necessary for the business of the Properties have, all material Intellectual Property necessary for the Properties (if any) including in relation to all patents, trade marks, service marks, designs, utility models, copyrights, design rights, inventions, confidential information, know-how and rights of like nature.

18.24	Group Structure Chart

The Group Structure Chart is true, complete and accurate in all material respects and shows the following information:

(a)

Each member of the Group, including current name and company registration number, its Original Jurisdiction, its jurisdiction of incorporation and/or its jurisdiction of establishment, a list of shareholders and indicating whether a company is not a company with limited liability; and

(b)	all minority interests in any member of the Group and any person in which any member of the Group holds shares in its issued share capital or equivalent ownership interest of such person.

18.25	Accounting Reference Date

The Accounting Reference Date of the Borrower and each member of the Group is 31 December.

18.26	No amendment

Its articles and by-laws documents have not been amended since the date of certification of those provided pursuant to paragraph 0 of 0(Conditions precedent), except for any amendments permitted pursuant to the Finance Documents.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

18.27	Ownership of Obligors

(a)	As at the date of this Agreement, the date of and after Financial Close:

(i)	one hundred percent (100%) of the share capital of 0985472 is directly, legally and beneficially owned and controlled by the Borrower;

(ii)	one hundred percent (100%) of the share capital of Klondex Canada Ltd. is directly, legally and beneficially owned by the Borrower;

(iii)	one hundred percent (100%) of the share capital of Klondex Holdings is directly, legally and beneficially owned and controlled by 0985472;

(iv)	one hundred percent (100%) of the share capital of Klondex Gold and Klondex Midas is directly, legally and beneficially owned and controlled by Klondex Holdings; and

(v)	one hundred percent (100%) of the share capital of Klondex Operations is directly, legally and beneficially owned and controlled by Klondex Midas;

except to the extent that the ownership interest of the applicable shareholder in the share capital of an Obligor may change pursuant to any other transaction undertaken with the prior written consent of the Lender.

18.28	Insurances

(a)	All Insurances that by the terms of this Agreement are required to be in place are in place and are in full force and effect.

(b)

Nothing has been done, suffered or omitted to be done by an Obligor that would render any of such Insurances unenforceable, suspended, void or voidable, in whole or in a material part or which would entitle any insurer or reinsurer to reduce its liability thereunder.

(c)	No member of the Group has received any notification from its insurers that their liability under the Insurances has been reduced or avoided.

18.29	Material Adverse Effect

No event or circumstance is continuing which has or is reasonably likely to have a Material Adverse Effect.

18.30	No adverse consequences

(a)	It is not necessary under the laws of its Relevant Jurisdictions:

(i)	in order to enable any Finance Party to enforce its rights under any Finance Document; or

(ii)	by reason of the execution of any Finance Document or the performance by it of its obligations under any Finance Document,business in its Relevant Jurisdictions.

that any Finance Party should be licensed, qualified or otherwise entitled to carry on

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)

No Finance Party is or will be deemed to be resident, domiciled or carrying on business in its Relevant Jurisdictions by reason only of the execution, performance and/or enforcement of any Finance Document.

18.31	No immunity

In any proceedings taken in its jurisdiction of incorporation in relation to the Finance Documents to which it is a party, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process.

18.32	[Intentionally Deleted]

18.33	Repetition

(a)

The Repeating Representations are deemed to be made by each Obligor on the date of each Utilization Request, the date of Financial Close, the first day of each Interest Period, the date of any Extension Request and the date of any Amendment Request.

(b)

Each representation or warranty deemed to be made after the date of this Agreement shall be deemed to be made by reference to the facts and circumstances existing at the date the representation or warranty is deemed to be made.

19	Information Undertakings

The undertakings in this clause 0 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

19.1	Financial statements

The Borrower shall supply to the Lender:

(a)

as soon as available and in any event within ninety (90) days after the end of each fiscal year, the Borrower shall deliver to the Lender: (i) the audited consolidated and consolidating balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related audited consolidated and consolidating statements of income, shareholders’ equity and cash flow for such fiscal year; (ii) a report with respect to such audited financial statements from the Borrower’s auditors, which report shall state that (A) such audited financial statements present fairly the consolidated financial position of the Borrower as at the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with Accounting Principles applied on a basis consistent with prior years, and (B) that the examination by such accountants in connection with such audited financial statements has been made in accordance with generally accepted auditing standards;

(b)

as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of each fiscal year, the Borrower shall deliver the unaudited condensed consolidated balance sheet of the Borrower, as adjusted in conformity with Accounting Principles, as at the end of such fiscal quarter and the related consolidated statements of income, shareholders’ equity and cash flow for such fiscal quarter and for the period from the beginning of such fiscal year to the end of such fiscal quarter; and

(c)

as soon as available but in no event more than thirty (30) days after the end of each calendar month, the Borrower shall deliver a summary of such month’s operations and a summary of the fiscal year-to-date operations, in a form reasonably satisfactory to the Lender, including information in reasonable detail concerning (i) production during such period; (ii) the inventory at the end of such period; (iii) revenues generated during such period; (iv) operating costs during such period; (v) costs constituting capital expenditures; (vi) when prepared and available, the Borrower’s most recent quarterly cash planning forecast (including, without limitation, current cash balances) covering at least the next following fiscal quarter; and (vii) any material developments during such period in project operation or development, including material technical problems, discovery of any material defect in any physical facilities of the Borrower, material interruption to operation, updates on permitting and project timelines or material labor difficulties.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

19.2	Compliance Certificate

(a)

The Borrower shall supply to the Lender, with each set of financial statements or quarterly management accounts delivered pursuant to clause 0 (Financial statements), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with clause 0 (Financial covenants) as at the date as at which those financial statements were drawn up.

(b)

Each Compliance Certificate shall be signed by the Chief Financial Officer or any director of the Borrower, for the purpose of certifying compliance with the other financial covenants in clause 0 (Financial covenants).

19.3	Requirements as to financial statements

(a)

Each set of financial statements delivered by the Borrower pursuant to clause 0 (Financial statements) shall be certified by the Chief Financial Officer or any director of the relevant company as fairly representing its financial condition as at the date as at which those financial statements were drawn up.

(b)	The Borrower shall procure that each set of financial statements delivered pursuant to clause 0 (Financial statements) is prepared in accordance with the Accounting Principles.

19.4	Annual Budget and Base Case Model

(a)

The Borrower shall provide to the Lender the Annual Budget describing the budgeted sources and uses of funds by the Borrower over the following twelve (12) month operating period, which will be consistent with the Base Case Model. The Annual Budget shall be updated annually during the term of the Facility, and in the event of any material changes to the Annual Budget during the relevant year.

(b)

The Borrower shall provide to the Lender the Base Case Model for the Properties outlining, at a minimum, the following three (3) years of operations. The Borrower shall provide an updated Base Case Model annually, and in the event of a material changes to the Base Case Model during the relevant year (including for the avoidance of doubt, in respect of any proposed acquisitions). Where any such material change will likely result in:

(i)	a material reduction in forecast production up to the Original Final Maturity Date, on a consolidated basis;

(ii)	a material increase in the average cost of production or capital expenditures required to maintain production from the Properties, on a consolidated basis in dollars;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(iii)	a material change in current or conventional mining methods employed at the Midas Mine or Fire Creek Mine;

(iv)

a material change in the processing circuit used at the Midas Plant for current mine production (for greater certainty, the use of alternative methods and processing for the development and extraction of new resources or deposits shall not constitute a material change in this clause 19.4(b));

(v)

a forecast funding shortfall, after considering cash, forecast cash flows and available Commitments, over the forecast period greater than ten percent (10%) of the current market capitalization of the Borrower; or

(vi)	any change which could have a Material Adverse Effect on the Transaction Security,

the Borrower shall be required to obtain the Lender’s consent within thirty (30) days of proposing any changes to the Base Case Model, such consent not to be unreasonably withheld or delayed.

19.5	Report undertakings

The Borrower undertakes in relation to each report, budget or certificate delivered by it pursuant to this clause 0 (Information undertakings) that, as at the date of delivery thereof:

(a)

all the factual information set out therein will (or, to the extent that information has been provided by others, will to the best of its knowledge, after due enquiry) be true, complete and accurate in all material respects and will be compiled in good faith; and

(b)

all projections, forecasts, estimates and opinions made by it therein are made in good faith, arrived at after due and careful consideration and enquiry and genuinely represent its views as at the date they are given or made.

19.6	Environmental matters

(a)	Each Obligor shall, promptly upon becoming aware of the same, inform the Lender in writing of:

(i)	any Environmental Claim against any member of the Group which is current, pending, or threatened in writing; and

(ii)	any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group.

(b)

The Borrower shall promptly upon request provide such information as may be requested by the Lender, and give such access to the Properties and the assets of the Borrower, as is reasonably required by the Lender to assess the Properties in relation to the Environmental.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

19.7	Reserves and resources

(a)	The Borrower shall ensure that it maintains

(i)

sufficient reported measured and indicated resources (in accordance with Ontario Securities Commission instrument NI 43-101) in a minimum amount (such amount, the Minimum Resources Undertaking) equal to the forecast mined ounces from the operations through to the date falling one (1) year after the Original Final Maturity Date; provided however that at all times:

	(A)	reported measured resources will be no less than 450,000 ounces; and

	(B)	no more than 25% of the reported indicated resources may be used to meet the then applicable Minimum Resources Undertaking; and

(ii)

sufficient reported measured, indicated and inferred resources incorporated within an economically sustainable mine plan to cover the following twelve (12) Months of production provided however that inferred resources shall equal no more than 20% of total resources within the mine plan, subject to the Lender being satisfied (acting reasonably) that the inferred resources are based on reasonable assumptions after taking into account actual relevant factors such as the Borrower’s operating performance and reconciliations.

(b)

The Borrower shall provide a certificate calculating the measured, indicated and inferred resources to the Lender within forty-five (45) days after the end of each fiscal quarter of each fiscal year based on internal calculations and technical report in accordance with NI 43-101 report on an annual basis in order to demonstrate compliance with subparagraph (i) above, and in respect of subparagraph (ii) above, shall satisfy the same with the delivery of the mine plan upon which each Annual Budget is based.

19.8	Information: miscellaneous

The Borrower shall supply to the Lender:

(a)	all documents dispatched by the Borrower or any Obligor to its shareholders (or any class of them) or its creditors generally;

(b)

a copy of (i) all reports, notices, orders, edicts or other information submitted to, or received from the Government and any material notices in respect of the Environmental Impact Assessment Licence; and (ii) any material notices given or received by the Borrower or any other Obligor pursuant to any other Finance Document promptly upon submission or receipt thereof;

(c)

promptly upon any Obligor becoming aware of them, the details of any litigation, arbitration or administrative proceedings (including in respect of any labour dispute) which are current, threatened or pending against any member of the Group which:

(i)

relate to a claimed amount in excess of US$[****] (in relation to any individual proceedings, claims or disputes, or in aggregate with any other proceedings, claims or disputes in relation to the same matter of contract) or, when aggregated with the other claims, disputes and/or proceedings, in excess of US$[****]; or

(ii)	would, if adversely determined, have or be reasonably likely to have, a Material Adverse Effect,

unless and only to the extent to which such proceedings, disputes or claims have been disclosed in the Disclosure Schedule, provided that the Borrower shall promptly upon any Obligor becoming aware of the same, supply the Lender with details of any final determination, settlement or discharge of such disclosed proceedings, disputes or claims or any adverse change in relation to such disclosed proceedings, disputes or claims;

(d)	promptly upon becoming aware of such, the details of any claims in relation to the Insurances in excess of US$[****];

(e)	promptly upon becoming aware of such, the details of any circumstances which are reasonably likely to lead to the revocation, cancellation or cessation of the mining rights of any Obligor;

(f)

promptly, any event that reasonably could be expected to result in the revocation,withdrawal, cancellation, termination, suspension, forfeiture or variation of any Authorization, except where any such Authorization is no longer required for the Properties;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(g)

promptly, details of any replacement, resignation or other expiry of appointment (or proposals for the same) of any senior management employees of the Obligors (including the chief executive officer and the chief operating officer;

(h)	promptly, such information as the Security Agent may reasonably require about the Charged Property and compliance of the Obligors with the terms of any Transaction Security Documents; and

(i)	promptly, such further information regarding the financial condition, business and operations of any member of the Group as any Finance Party may reasonably request.

19.9	Amendment of charter documents

Each Obligor shall inform and notify the Lender of any proposed amendment, variation or waiver of any of the terms or conditions or scope of its charter documents at least five (5) Business Days’ prior to the proposed amendment, variation or waiver taking effect.

19.10	Notification of default

(a)

Each Obligor shall notify the Lender of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)

Promptly upon a request by the Lender, the Borrower shall supply to the Lender a certificate signed by the Chief Financial Officer, or other director or senior officer, on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

19.11	[Intentionally deleted]

19.12	Know your customer checks

If:

(a)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(b)	any change in the status of an Obligor (or the incorporation or addition of a new Obligor) after the date of this Agreement; or

(c)	a proposed assignment or transfer by the Lender of any of its rights and obligations under this Agreement to a party that is not the Lender prior to such assignment or transfer,

obliges the Lender to comply with know your customer or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall, promptly upon the request of the Lender, supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Lender to carry out and be satisfied that the Obligor has complied with all necessary know your customer or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

20	Financial Covenants

20.1	Financial definitions

In this Agreement:

Borrower Adjusted EBITDA means, in respect of any Relevant Period, the aggregate EBITDA less an amount equal to the Sustaining Capital Expenditures, without, for greater certainty, double counting any such expenditure that is included within operating expenses for the Relevant Period.

Borrower Cash Balance means the aggregate amounts standing to the credit of the Borrower’s accounts, subject to the Transaction Security excluding cash securing (i) the performance of bids, tenders, leases, contracts (other than for the payment of money) or statutory obligations or (ii) obligations on surety or appeal or performance bonds, including those to support or secure reclamation in accordance with applicable law, as required by any governmental agency to support or secure reclamation in accordance with applicable laws or (iii) any margined trading exposures permitted under clause 0.

Borrower Current Assets means, with respect to the Borrower, on a consolidated basis, all current assets of the Borrower as of any date of determination calculated in accordance with Accounting Principles.

Borrower Current Liabilities means the aggregate (on a consolidated basis) of all liabilities (including trade creditors, accruals and provisions) of the Borrower expected to be settled within twelve months of the Test Date calculated in accordance with Accounting Principles.

Borrower Current Ratio means, in respect of any Relevant Period, the ratio of:

(a)	Borrower Current Assets on the Test Date; to

(b)	Borrower Current Liabilities on the Test Date.

Borrower Gearing Ratio means, in respect of any Relevant Period, the ratio of:

(c)	Borrower Total Debt on the Test Date; to

(d)	Borrower Adjusted EBITDA for that Relevant Period.

Borrower Tangible Net Worth means the aggregate value of all assets after deducting or eliminating from the calculation intangible assets and future income tax benefits less the aggregate of all liabilities.

Borrower Total Debt means the aggregate of the current liabilities and long term liabilities in respect of financing transactions as detailed in the Borrower’s consolidated financial statements, including the Gold Purchase Agreement, less the minimum Borrower Cash Balance of US$10,000,000.

Capital Expenditures means, with respect to any Person for any period, any expenditure in respect of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

EBITDA shall be calculated on the basis of the Net Income for the period, adjusted to add back income tax, depreciation, amortization and finance charges (as detailed in the Statement of Income) and otherwise adjusted for other non-cash items (as detailed in the Borrower’s consolidated financial statements).

Quarter Date means each of 31 March, 30 June, 30 September and 31 December.

Relevant Period means each period of twelve (12) months ending on a Test Date.

Sustaining Capital Expenditures means [****].

Test Date means every Quarter Date in each year.

20.2	Interpretation

(a)

Except as provided to the contrary in this clause 0 (Financial covenants), an accounting term used in this clause 0 (Financial covenants) is to be construed in accordance with the Accounting Principles.

(b)	Any amount in a currency other than dollars is to be taken into account at its dollar equivalent calculated on the basis of:

(i)	the Lender’s Spot Rate of Exchange; or

(ii)

if the amount is to be calculated on the last day of a financial period of the Borrower or a member of the Group, the relevant rates of exchange used by the Borrower or a member of the Group in, or in connection with, the financial statements covering it for that period.

(c)	No item must be credited or deducted more than once in any calculation under this clause 0 (Financial covenants).

20.3	Financial condition

The Borrower shall ensure that:

(a)	Borrower Tangible Net Worth: The Borrower Tangible Net Worth in respect of any Test Date is not less than US$100,000,000.

(b)	Borrower Gearing Ratio: The Borrower Gearing Ratio in respect of any Relevant Period is not greater than 4.00:1.

(c)	Borrower Cash Balance: The Borrower Cash Balance in respect of any Relevant Period is not less than US$10,000,000.

(d)	Borrower Current Ratio: The Borrower Current Ratio in respect of any Relevant Period is not less than 1.10:1.

20.4	Financial testing

The financial covenants set out in clause 0 (Financial condition) shall be calculated in accordance with the Accounting Principles and tested by reference to each of the quarterly financial statements delivered pursuant to 0 (Financial statements).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

20.5	Annual Budget undertaking

The Annual Budget shall be required to show that forecast operations and capital expenditures for the period is fully funded from available liquidity (including cash, forecast cash flows and available debt under the Facility).

21	General Undertakings

The undertakings in this clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

21.1	Authorizations

The Borrower shall promptly:

(a)	obtain, comply with and do all that is necessary to maintain all Authorizations in full force and effect; and

(b)	upon request, supply certified copies to the Lender of,

(i)	any Authorization required under any law or regulation of a Relevant Jurisdiction to:

(A)	enable it to perform its obligations under the Finance Documents;

(B)	ensure, subject to Legal Reservations, the legality, validity, enforceability or admissibility in evidence of any Finance Document; and

(C)	carry on its business where failure to do so has or is reasonably likely to have a Material Adverse Effect; and

(ii)	any Material Licence.

21.2	Default

The Borrower shall immediately notify the Finance Parties of any Default occurring under the Finance Documents.

21.3	Compliance with laws

(a)	The Borrower shall (and shall ensure that each of its Subsidiaries will) comply in all material respects with all Applicable Laws.

(b)

The Borrower shall (and shall ensure that each of its Subsidiaries will) comply in all respects with all Applicable Laws and all agreements which are binding and enforceable against it, in each case to the extent they relate to the provision and funding of pension schemes.

(c)	The Borrower shall ensure that no:

(i)

funds or assets of the Borrower or its Subsidiaries that are used to repay the Facility shall constitute property of, or shall be beneficially owned by, any Designated Person or be derived from any transaction that would violate any Sanctions;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(ii)	proceeds of the Facility shall be used to fund any transaction that would violate any Sanctions; and

(iii)	Designated Person shall have any direct or indirect interest in the Borrower or its Subsidiaries that would violate any Sanctions.

21.4	Defence of claims

The Borrower shall defend any action, claim or other proceeding made against or affecting the Borrower unless there is no effective defence to such action, claim or proceeding, or it is not commercially worthwhile for the Borrower to defend it, in which case the Borrower shall use all reasonable endeavours to minimise or mitigate the effect of such claim, action or proceeding upon it and its business (including settling or compromising such claim if commercially appropriate to do so).

21.5	Negative pledge

In this clause 0, Quasi-Security means an arrangement or transaction described in paragraph 0 below.

(a)	Other than Permitted Security, the Borrower shall not create or permit to subsist any Security over any of its assets.

(b)	The Borrower shall not:

(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by the Borrower or any other member of the Group;

(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)

other than pursuant to Permitted Indebtedness, enter into any arrangement under which money for the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts; or

(iv)	enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraphs 0 and 0 above do not apply to any Security or (as the case may be) Quasi- Security, listed below:

(i)

any lien arising by operation of law and in the ordinary course of trading on arm’s length terms (including retention of title arrangements) and securing amounts not more than sixty (60) days overdue and not as a result of a default or omission by any member of the Group, and a reserve or other appropriate provision, if any, as shall be required by IFRS shall have been made for such lien;

(ii)

any Security or Quasi-Security over or affecting any asset acquired by the Borrower after the date of this Agreement if such asset is acquired as a result of a Permitted Acquisition under Permitted Acquisition Debt;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(iii)	any Security or Quasi-Security arising under the Finance Documents;

(iv)	(prior to Financial Close) any Security or Quasi-Security which secures Permitted Indebtedness arising under the Gold Purchase Agreement, on its terms as at the date of this Agreement;

(v)

(prior to Financial Close) any Security or Quasi-Security which secures Permitted Indebtedness arising under the Shoreline Asset Purchase Agreement and Shoreline Promissory Note, on its terms as at the date of this Agreement;

(vi)	any Security or Quasi-Security assumed by the Borrower or Klondex Canada in connection with the Shoreline Asset Purchase Agreement;

(vii)

the Borrower deposits and pledges of cash or securities (only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due) securing (i) the performance of bids, tenders, leases, contracts (other than for the payment of money) or statutory obligations or (ii) obligations on surety or appeal or performance bonds, including those to support or secure reclamation in accordance with Applicable Law, as required by any governmental agency to support or secure reclamation in accordance with Applicable Laws, and, in each case, only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

(viii)

pledges, deposits and liens in connection with workers’ compensation, employment insurance and other similar legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements to the extent required by Applicable Law;

(ix)	rights of set-off or bankers’ liens upon deposits of cash or broker’s liens upon securities in favour of financial institutions, banks or other depositary institutions to a maximum of $[****];

(x)

short term pledge certificates, cash collateral or cash margining posted under the Hedging Agreements contemplated by Section 0, not to exceed the limit set forth in Section Error! Reference source not found.; and

(xi)	any Security or Quasi-Security granted in respect of any equipment which secures Permitted Indebtedness arising under any Permitted Equipment Financing; and

(xii)	any Security or Quasi-Security created or permitted to subsist with the prior written consent of the Lender,

provided that only clauses 0, 0, 0 and 2.15(c)(xii) shall apply to any Security or Quasi-Security over any Excluded Assets, (together, Permitted Security).

21.6	Disposals

(a)	The Borrower shall not effect a Disposal of any of its assets, undertaking or business.

(b)	Paragraph 0 above does not apply to any Permitted Disposal or Disposal:

(i)

of assets to another Obligor, provided that if the disposing company has given Transaction Security over those assets, the acquiring company must give equivalent Transaction Security over those assets; or

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(ii)	made with the prior written consent of the Lender.

21.7	Arm's length basis

(a)	The Borrower shall not enter into any transaction with any person except on arm's length terms and for full market value (except with the prior written consent of the Lender).

(b)	Paragraph (a) above does not apply to:

(i)

any disposals permitted under clause 0 (Disposals) or guarantees permitted under clause 0 (Financial indebtedness), in each case arising under or made in accordance with an agreement which is in force on (and on its terms as at) the date of this Agreement; or

(ii)	any loans, disposal or guarantees entered into or made between the Borrower and another Obligor from time to time.

21.8	Acquisition of Real Property

(a)

As soon as reasonably practicable upon the acquisition of additional real property, including real property in relation to the Properties, (provided however with respect to acquisition of additional real property with a value of less than $[****] only, no later than the end of the fiscal quarter following any such acquisition), the Borrower shall:

(i)	notify the Lender; and

(ii)	execute a supplement (or similar document) amending the appropriate deed of trust or debenture such that it thereafter includes the additional real property.

21.9	No guarantees or indemnities

(a)	The Borrower shall not incur or allow to remain outstanding any guarantee in respect of any obligation of any person.

(b)	Paragraph 0 does not apply to a guarantee which is:

(i)	permitted under clause 0 (Financial indebtedness); or

(ii)	granted with the prior written consent of the Lender.

21.10	Dividends and share redemption

(a)	The Borrower shall not make any Distribution.

(b)	Paragraph (a) above does not apply to:

(i)

the making of a Distribution to another Obligor with respect to (x) Permitted Indebtedness, (y) management fees or consulting fees to reflect attributable management (or consulting) costs or salaries, or (z) intercompany cash and inventory management, each in the ordinary course of business and Accounting Principles; or

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(ii)	the making of a Distribution, provided that:

(A)	payment is made when no Default is continuing or would occur immediately after the making of the payments;

(B)	the covenants described in clause 20.3 (Financial condition) have been satisfied as of the most recent Test Date and on a pro-forma basis for the following twelve (12) Months.

(C)	the most recent Annual Budget shows that the Borrower is fully funded from cash, forecast cash flows and available liquidity after making such distribution for the following twelve (12) Months.

21.11	Financial Indebtedness

(a)	Neither the Borrower, nor any of the Obligors, shall:

(i)	Incur, be a creditor in respect of or allow to remain outstanding any Financial Indebtedness; or

(ii)

pay or discharge (including by way of set-off or combination of accounts), or grant any guarantee, indemnity, bond, letter of credit or similar assurance of performance or against financial loss in support of, any obligations (including indebtedness) owed to it or any other person.

(b)	Paragraph 0 above does not apply to any Financial Indebtedness:

(i)	arising under a Finance Document;

(ii)	(prior to the first Utilization Date) arising under the Gold Purchase Agreement, on its terms as at the date of this Agreement;

(iii)	(prior to the first Utilization Date) arising under the Shoreline Promissory Note, on its terms as at the date of this Agreement;

(iv)	arising under any Permitted Equipment Financing;

(v)	arising under intercompany loans to any Obligor;

(vi)	arising under any unsecured debt,

(A)	excluding any marked-to-market trading exposures, not exceeding US$4,000,000 in aggregate;

(B)	consisting of marked-to-market trading exposures not exceeding the amounts specified in Section 21.38;

(vii)	arising under any trade payables in the ordinary course of business or less than ninety (90) days outstanding;

(viii)

deposits and pledges of cash or securities (only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due) securing (i) the performance of bids, tenders, leases, contracts (other than for the payment of money) or statutory obligations or (ii) obligations on surety or appeal or performance bonds, including those to support or secure reclamation in accordance with applicable law, as required by any governmental agency to support or secure reclamation in accordance with applicable laws, and, in each case, only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(ix)

unsecured indebtedness owed to any person providing property, casualty, liability, or other insurance to the Borrower or any Obligor, so long as the amount of such indebtedness is not in excess of $[****], and shall be incurred only to defer the cost of such insurance for the year in which such indebtedness is incurred and such indebtedness is outstanding only during such year;

(x)	owed by the Borrower to another Obligor; or

(xi)	incurred or allowed to remain outstanding with the prior written consent of the Lender

(together, Permitted Indebtedness).

21.12	Merger

The Borrower shall not enter into any merger or consolidation, except where:

(a)	The Borrower’s management survives and the Borrower’s board of directors retain control of the board following the merger or consolidation;

(b)

The merger or consolidation counterparty is within the precious metals mining sector in approved jurisdictions (US, Canada, Mexico and other to be agreed in writing with the Lender) and complies with the Lender’s regulatory compliance requirements; and

(c)	No breach of the Facility’s terms would result from the merger or consolidation, and the Lender’s position under the documentation or security is not adversely affected.

21.13	Change of business

The Borrower shall procure that no substantial change is made to the general nature of the business of the Borrower or the Group from that carried on at the date of this Agreement.

21.14	Joint Ventures

(a)	The Borrower shall not (except with the prior written consent of the Lender):

(i)	enter into, invest in or acquire (or agree to acquire) any shares, stocks, securities or other interest in any Joint Venture; or

(ii)

transfer any assets or lend to or guarantee or give an indemnity for or give Security for the obligations of a Joint Venture or maintain the solvency of or provide working capital to any Joint Venture (or agree to do any of the foregoing).

(b)	Paragraph (a) above does not apply to any Joint Venture specifically permitted by clause 21.15(b) below.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

21.15	Acquisitions

(a)	The Borrower shall not (except with the prior written consent of the Lender):

(i)

invest in or acquire any share in, or any security issued by, any person (other than an Obligor), or any interest therein or in the capital of any person (other than an Obligor), or make any capital contribution to any person (other than an Obligor) (or make any preliminary or other payments towards or with a view to make such investment;

(ii)

invest in or acquire any business or going concern, or the whole or substantially the whole of the assets or business of any person, or any assets that constitute a division or operating unit of the business of any person (or make any preliminary or other payments towards or with a view to make such investment); or

(iii)	enter into any joint venture, consortium, partnership or similar arrangement with any person other than as permitted under clause 0 (Joint ventures).

(b)	Paragraph (a) above does not apply to any acquisition of:

(i)

assets or formations of Joint Ventures that are within the precious metals mining sector within approved jurisdictions (US, Canada, Mexico and other to be agreed upon in writing with the Lender, acting reasonably), provided that:

(A)

the cash acquisition costs or the Borrower’s funding commitments can be funded from currently available funds (including treasury, available debt under this Facility and proceeds of related equity issue) or Permitted Acquisition Debt;

(B)	any security over the acquired assets or Joint Ventures is on a limited recourse financing with no direct recourse post-acquisition to any Obligor for repayment;

(C)

the Borrower is able to demonstrate pro-forma compliance with financial ratios described in clause 20.3 (Financial condition) following the acquisition as such covenant is recomputed as at the last day of the most recently ended Test Date under such Section as if such acquisition had occurred on the first day of such Test Date;

(D)

if the acquisition materially increases the actual or contingent environmental, social and/or Tax liabilities of the Borrower, the Borrower shall show that such liabilities can be adequately funded or mitigated post-acquisition, to the extent that such liabilities are not otherwise reflected in the compliance with the financial ratios described in clause 20.3 (Financial condition);

(E)	if the acquisition requires any member of the Group to comply with either IFC Performance Standards or World Bank Standards, compliance with such standards; and

(F)

such acquisition shall result in the Security Agent, for the benefit of the Finance Parties, being granted a security interest (second ranking to the extent secured under Permitted Acquisition Debt) in any equity interests or any assets so acquired,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(together, Permitted Acquisitions).

21.16	Finance Documents

(a)

The Borrower shall not amend, vary, novate, supplement, supersede, waive or terminate any term of a Finance Document or any other document delivered to the Lender pursuant to clause 0 (Initial conditions precedent) except in writing:

(i)	in accordance with clause 0 (Amendments and Waivers) or as otherwise permitted pursuant to this Agreement;

(ii)	to the extent that that amendment, variation, novation, supplement, superseding, waiver or termination is permitted by the Intercreditor Agreement; or

(iii)	prior to or on Financial Close, with the prior written consent of the Lender.

(b)	The Borrower shall promptly supply to the Lender a copy of any document relating to any of the matters referred to in paragraph (a) above.

21.17	Environmental compliance

(a)	The Borrower shall:

(i)	comply in all respects with all Environmental Law;

(ii)	obtain, maintain and ensure compliance with all requisite Environmental Permits;

(iii)	take all reasonable steps in anticipation of known or expected future changes or obligations under Environmental Law; and

(iv)	implement procedures and management systems to adequately monitor compliance with and to mitigate liability under any Environmental Law.

21.18	Preservation of assets

The Borrower shall maintain and preserve all of its assets that are necessary or desirable for the conduct of its business, as conducted at the date of this Agreement, in good working order and condition, ordinary wear and tear excepted.

21.19	Access to the site

The Borrower shall permit the Lender and its authorised representatives reasonable access, upon request and reasonable notice, to inspect the construction, commissioning and operation of the Properties and related technical data books and records and shall cooperate with such persons to enable them to prepare their reports, provided that such rights of access shall be exercised in a way to minimise expense to the Borrower and, as far as is reasonably practicable, any disruption to the Properties.

21.20	Principal place of business

The Borrower shall have its registered office in British Columbia and principal place of business and executive office in Nevada, and shall maintain in such places, originals or copies of the principal books and records relating to its business.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

21.21	Accounting systems

The Borrower shall ensure that adequate and appropriate accounting, management information and cost control and accounting systems for the Properties are installed and maintained and that books of accounts and other records give a true and fair view of the financial condition of the Borrower and the results of its operations in accordance with the Accounting Principles.

21.22	Accounting Reference Date

The Borrower shall not, change its Accounting Reference Date without the prior written consent of the Lender.

21.23	Auditors

The Borrower shall ensure at all times that its and the Group’s and the Borrower’s auditors are Pricewaterhouse Coopers LLP or such other firm approved in advance by the Lender (such approval not to be unreasonably withheld or delayed).

21.24	Construction, operation and maintenance

The Borrower shall carry out the Properties and conduct its business pursuant to this Agreement and Good Industry Practice, and in all material aspects in accordance with the Annual Budget and Base Case Model.

21.25	Amendment of charter documents

The Borrower shall not agree to any amendment to, variation or waiver of any of the terms or conditions or scope of its charter documents, unless the Lender has been given at least five (5) Business Days’ prior written notice of the proposed amendment, variation or waiver as required under clause 0 (Amendment of charter documents) and provided that where any such amendment, variation or waiver could have a Material Adverse Effect, no such amendment, variation or waiver may be effected without the prior written consent of the Lender, such consent not to be unreasonably withheld.

21.26	Anti-corruption law

(a)

The Borrower shall (and shall ensure that no Subsidiary will) directly or indirectly use the proceeds of the Facility for any purpose which would breach the Canada Corruption of Foreign Public Officials Act, the United States Foreign Corrupt Practices Act of 1977 or other similar legislation in other jurisdictions.

(b)	The Borrower shall (and shall ensure that its Subsidiaries will):

(i)	conduct its businesses in compliance with applicable anti-corruption laws; and

(ii)	maintain policies and procedures designed to promote and achieve compliance with such laws.

21.27	Sanctions

The Borrower shall not, and shall not permit or authorise any other person to, directly or indirectly, use, lend, make payments of, contribute or otherwise make available, all or any part of the proceeds of any Loan or other transaction(s) contemplated by this Agreement to fund any trade, business or other activities:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(a)	involving or for the benefit of any Restricted Party; or

(b)

in any other manner that would reasonably be expected to result in the Borrower or the Lender being in breach of any Sanctions (if and to the extent applicable to either of them) or becoming a Restricted Party.

21.28	Taxation

(a)

The Borrower shall (and shall ensure that each member of the Group will) pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:

(i)	such payment is being contested in good faith; and

(A)

adequate reserves are being maintained for those Taxes and the costs required to contest them which have been disclosed in its latest financial statements delivered to the Lender under clause 0 (Financial statements); and

(B)	such payment can be lawfully withheld and failure to pay those Taxes does not have or is not reasonably likely to have a Material Adverse Effect; or

(ii)

the amount of such unpaid Taxes is not material, the non-payment results from an administrative oversight or error by a member of the Group and such payment is made promptly (and in any event within three (3) Business Days) after a member of the Group becoming aware of such non-payment.

(b)	No member of the Group may change its residence for Tax purposes.

21.29	Critical assets

Notwithstanding any other provision of this Agreement the Borrower shall not sell, lease, transfer or otherwise dispose of any Material Licence or of any other asset critical to the operation of the Properties without the prior written consent of the Lender. For greater certainty the obligations under this clause 21.29 shall include obtaining, maintaining or renewing, as applicable, any Material Licenses, approvals or consents necessary at the time for the carrying out of the Borrower’s business and operations.

21.30	Intellectual Property

The Borrower shall, to the extent that it has the right to the same, preserve and maintain the subsistence and validity of all material Intellectual Property necessary for the Properties including in relation to all patents, trade marks, service marks, designs, utility models, copyrights, design rights, inventions, confidential information, know-how and rights of like nature.

21.31	Insurance

(a)	The Borrower shall effect and maintain or cause to be effected and maintained in full force and effect the following Insurances with reputable independent insurance companies or underwriters:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(i)	property damage insurance covering all risks of physical loss, destruction, or damage to all insurable assets of the Properties;

(ii)	insurance of all risks of direct physical loss or damage on a “warehouse to warehouse” basis arising from the transport or temporary storage of Product or equipment;

(iii)

liability insurance on an occurrence basis against claims filed anywhere in the world and occurring anywhere in the world for an Obligor’s liability arising out of claims for personal injury (including bodily injury and death) and property damage;

(iv)	employers’ liability insurance in accordance with statutory requirements;

(v)	directors’ and officers’ liability insurance; and

(vi)	all insurances required to be in effect by the laws of the countries of incorporation of each Obligor.

21.32	Pari passu ranking

The Borrower shall ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

21.33	Access

The Borrower shall ensure that each member of the Group will, (not more than once in every calendar year unless the Lender reasonably suspects a Default is continuing or may occur) permit the Lender and/or the Security Agent and/or accountants or other professional advisers and contractors of the Lender or the Security Agent free access at all reasonable times and on reasonable notice at the risk and cost of the Borrower to (a) the premises, assets, books, accounts and records of each member of the Group and (b) meet and discuss matters with management of the Group.

21.34	Further assurance

(a)

The Borrower shall (and shall procure that each other member of the Group will) promptly do all such acts or execute all such documents (including assignments, transfers, mortgages, charges, notices and instructions) as the Security Agent may reasonably specify (and in such form as the Security Agent may reasonably require in favour of the Security Agent or its nominee(s)):

(i)

to perfect the Security created or intended to be created under or evidenced by the Transaction Security Documents or for the exercise of any rights, powers and remedies of the Security Agent or the Finance Parties provided by or pursuant to the Finance Documents or by law; and/or

(ii)	to facilitate the realisation of the assets which are, or are intended to be, the subject of the Transaction Security.

(b)

The Borrower shall (and shall procure that each other member of the Group will) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Finance Parties by or pursuant to the Finance Documents.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

21.35	Preservation of Transaction Security

Other than as expressly permitted under the Finance Documents, the Borrower shall not do, or consent to the doing of, anything that reasonably could be expected to prejudice the validity of any of the security granted pursuant to the Transaction Security Documents.

21.36	Abandonment or suspension

(a)	The Borrower shall not:

(i)	abandon the conduct of the Properties or any material part thereof; or

(ii)	suspend the operation of any of the Properties for a continuous period of more than thirty five (35) days.

(b)

If an event of force majeure occurs that the Borrower anticipates (acting reasonably) may result in the abandonment of the conduct of any of the Properties or a suspension of construction or operation of any of the Properties for a continuous period in excess of the relevant periods specified in clause 0, the Borrower immediately shall notify and consult with the Lender.

21.37	Immunity

The Borrower shall not in any proceedings in Canada or in any other jurisdiction in relation to any Finance Document, claim or seek in any way to claim, for itself or any of its assets, immunity from execution, attachment or other similar legal process.

21.38	Hedging programme

(a)

The Borrower shall undertake in good faith to offer risk management business to the Lender, subject to the Lender’s ability to execute such business effectively and promptly, and offer competitive commercial terms.

(b)	The Borrower shall not carry out any hedging transactions other than:

(i)

pursuant to a Counterparty Hedging Agreement, provided that at no time shall the aggregate of all outstanding Loans and marked-to-market trading exposures of the Obligors owed to the Finance Parties under this Agreement and the Counterparty Hedging Agreement exceed $30,000,000;

(ii)	a Hedging Agreement on unsecured and unmargined terms, provided that:

(A)	the provision of short term pledge certificates in respect of metal in process or refinery shall be permitted;

(B)	the marked-to-market trading exposures of the Obligors owed to other counterparties under all Hedging Agreements shall not exceed US$4,000,000 in aggregate (excluding any cash collateral or cash margining);

(C)	the Obligors may provide cash collateral or cash margining with respect to Hedging Agreements up to a net limit of US$2,500,000 in aggregate;

(D)	any Hedging Agreements subject to any cash collateral or cash margining arrangements for

(1)	gold or silver shall have a settlement date not greater than 6 months from the date of execution; and

(2)	consumables shall not have a settlement date greater than 24 months from the date of execution;

(E)	in the event that the Borrower wishes to enter into a derivative transaction for gold or silver with a settlement date greater than 6 months from the date of execution, and the Hedge Counterparty is unable or unwilling to execute such derivative transaction, the Lender will (acting reasonably and in good faith) consider in granting a waiver of the restriction in (D) above provided it is within the limits in (B) and (C) above and taking into account all Hedging Agreements in place at that time; and

(F)	no gold or silver Hedging Agreements shall be entered into by the Obligors which would exceed any applicable Hedging Policy Limits in effect on the date hereof, and in respect of consumable cost hedging greater than 12 months, for not more than 80% of the forecast consumables volumes for the Properties during such period; or

(iii)	with the prior written consent of the Lender.

21.39	Press announcements

The Borrower shall not, and shall procure that no member of the Group will, make any press announcement or other media communication (including by making any information available on any website) in relation to the Facility without the prior written consent of the Lender, save where an announcement is required by any applicable Canadian or US securities laws or the requirements of the TSX or NYSE (provided that, to the extent permitted to do so by such law, rules or regulation, the Borrower shall inform the Lender of the contents of such announcement or communication as soon as possible before such announcement or communication is made).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

21.40	Klondex Canada

Klondex Canada shall deliver within 30 days of the Financial Close the Transaction Security Documents set out in Schedule 21.40, in form and substance satisfactory to the Finance Parties, acting reasonably.

22	Events of Default

Each of the events or circumstances set out in clause 0 is an Event of Default (save for clause 22.28 (Acceleration)).

22.1	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place and in the currency in which it is expressed to be payable.

22.2	Other obligations

(a)	An Obligor does not comply with any provision of the Finance Documents (other than those referred to in clause 22.1 (Non-payment)).

(b)

No Event of Default under paragraph 0 above will occur if the failure to comply is capable of remedy and is remedied within ten (10) Business Days (or such other time as may be expressly provided in this Agreement) of the earlier of (A) the Lender giving notice to the Borrower and (B) the Borrower becoming aware of the failure to comply.

(c)

For the purposes of paragraph (b) above, any failure to comply with clauses 19.1, 19.2, 19.3, 19.4, 19.8(e), and 19.10, clause 0 (Financial covenants), or any provision of any Transaction Security Document shall not be capable of remedy.

22.3	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made unless the underlying circumstances (if capable of remedy) are remedied within ten (10) Business Days of the statement being made or deemed repeated.

22.4	Cross default

(a)	Any event of default as described in the Gold Purchase Agreement.

(b)	Any Financial Indebtedness of any member of the Group is not paid when due nor within any originally applicable grace period.

(c)	Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

(d)	Any commitment for any Financial Indebtedness of any member of the Group is cancelled or suspended by a creditor of any member of the Group as a result of an event of default (however described).

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(e)

Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described).

(f)

No Event of Default will occur under this clause 22.4 if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (e) above is less than US$[****] (or its Equivalent).

22.5	Insolvency

(a)

A member of the Group is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of any member of the Group is less than its liabilities (taking into account contingent and prospective liabilities).

(c)	A moratorium is declared in respect of any indebtedness of any member of the Group. If a moratorium ends, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.

22.6	Insolvency proceedings

(a)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:

(i)

the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any member of the Group or the Borrower other than a solvent liquidation or reorganisation of any member of the Group which is not an Obligor;

(ii)	a composition, compromise, assignment or arrangement with any creditor of any member of the Group;

(iii)

the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Group which is not an Obligor), receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any member of the Group or the Borrower or any of its assets; or

(iv)	enforcement of any Security over any assets of any member of the Group,

or any analogous procedure or step is taken in any jurisdiction.

(b)	This clause 22.6 shall not apply to:

(i)	any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within thirty (30) days of commencement; or

(ii)	the solvent liquidation of any member of the Group that is not an Obligor so long as any payments or assets distributed as a result of such liquidation are distributed to other members of the Group.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

22.7	Creditors' process

Any expropriation, attachment, sequestration, execution or other enforcement action or any analogous process in any jurisdiction affects any asset or assets of a member of the Group having an aggregate value of US$[****] and is not discharged within thirty (30) days.

22.8	Failure to comply with court judgment or arbitral award

(a)

Any member of the Group fails to comply with or pay by the required time any sum due from it under any final judgment or any final order made or given by a court or arbitral tribunal or other arbitral body, in each case of competent jurisdiction.

(b)	No Event of Default under paragraph 0 above will occur if the aggregate liability under that judgment or order is less than US$[****] (or its Equivalent) and is discharged within thirty (30) days.

22.9	Unlawfulness and invalidity

(a)

It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents or any Transaction Security created or expressed to be created by the Transaction Security Documents ceases to be effective or any subordination created under the Intercreditor Agreement ceases to be effective.

(b)

Any obligation or obligations of any Obligor under any Finance Documents are not (subject to the Legal Reservations) or cease to be legal, valid, binding or enforceable and the cessation individually or cumulatively materially and adversely affects the interests of the Lender under the Finance Documents.

(c)

Any Finance Document ceases to be in full force and effect or any Transaction Security or any subordination created under the Intercreditor Agreement ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.

22.10	Repudiation and rescission of agreements

An Obligor (or other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Finance Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Finance Document or any Transaction Security.

22.11	Intercreditor Agreement

Any party to the Intercreditor Agreement (other than a Finance Party or an Obligor) fails to comply with the provisions of, or does not perform its obligations under, the Intercreditor Agreement, provided if the non-compliance or circumstances are capable of remedy, it is not remedied within thirty (30) days of the Lender giving notice to that party.

22.12	Major damage

The whole or any part (the book value of which is twenty percent (20%) or more of the book value of the aggregate of the assets of the Borrower on a consolidated basis) of any asset of the Borrower is destroyed or otherwise damaged.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

22.13	Cessation of business

Any member of the Group suspends or ceases to carry on (or threatens to suspend or cease to carry on) all or a material part of its business.

22.14	Abandonment

Abandonment, loss, damage or forfeiture of all or substantially all of the Properties or the mining rights, including the Material Licences.

22.15	Authorizations

(a)

Any Authorization is suspended, cancelled, revoked, forfeited, surrendered or terminated (whether in whole or in part thereof) or otherwise is not, or ceases to be, in full force and effect, or any person is, or becomes entitled to revoke, cancel, suspend, surrender or terminate any Authorization (whether in whole or in part thereof), and which is likely to have a Material Adverse Effect.

(b)	No Event of Default under clause 24.15(a) will occur if:

(i)	the mining operations are continuing uninterrupted; and

(ii)	the circumstances discussed in clause 24.15(a) are capable of remedy and are remedied within sixty (60) days of their occurrence.

22.16	Audit qualification

The auditors of any Obligor include:

(a)	a going concern qualification in their audit opinion; or

(b)	any other material qualification or any emphasis of matter statement,

in relation to any financial statements required to be delivered pursuant to clause 0 (Financial statements), which qualification or emphasis, or the matters in relation to which such qualification or emphasis is made, would have a Material Adverse Effect.

22.17	Litigation

(a)	Other than as disclosed in the Disclosure Schedule, any litigation, arbitration, administrative, governmental, regulatory or other investigation, proceeding or dispute is commenced or threatened:

(i)	in relation to the Finance Documents or the transactions contemplated in the Finance Documents; or

(ii)	otherwise against any member of the Group or its assets (or against the directors of any member of the Group),

which (in each case) in the opinion of the Lender is reasonably likely to be adversely determined and, if adversely determined, will have or is reasonably likely to have a Material Adverse Effect.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)

Any litigation, arbitration or administrative proceeding of or before any court, arbitral body or agency, or any other claim or dispute, has been finally settled (by non-appealable judgment, decision or other determination) against, or settled by, any member of the Group that has a determination or settlement value which:

(i)	is more than US$[****]; or

(ii)	in the opinion of the Lender has or could reasonably be expected to increase the Borrower’s environmental, social and/or tax liabilities, and which in each case could have a Material Adverse Effect.

22.18	Expropriation

The authority or ability of any member of the Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, compulsory acquisition, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to any member of the Group or any of its assets or the shares in that member of the Group (including without limitation the displacement of all or part of the management of any member of the Group).

22.19	Convertibility/Transferability

Any foreign exchange law is amended, enacted or introduced or is reasonably likely to be amended, enacted or introduced in any Relevant Jurisdiction that (in the opinion of the Lender):

(a)

has or is reasonably likely to have the effect of prohibiting, or restricting or delaying in any material respect any payment that any Obligor is required to make pursuant to the terms of any of the Finance Documents; or

(b)	is materially prejudicial to the interests of the Finance Parties under or in connection with any of the Finance Documents.

22.20	Material Licences

Any:

(a)	Material Licence is terminated, cancelled, suspended or revoked (whether wholly or in part);

(b)	restrictions or conditions are imposed on any Material Licence;

(c)	Material Licence is modified or varied in a way that is adverse in any material respect to the interests of the relevant member or members of the Group; or

(d)	Material Licence expires and is not renewed on substantially the same terms,

unless the mining operations are continuing uninterrupted and the circumstances leading to the relevant occurrences referred to in paragraphs (a) to (d) above are capable of remedy and are remedied within sixty (60) days of their occurrence.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

22.21	[Intentionally Deleted]

22.22	[Intentionally Deleted]

22.23	Insurance

(a)	Any Insurance:

(i)	is not, or ceases to be, in full force and effect;

(ii)	is unavailable at the time it is required to be effected; or

(iii)	is avoided or reduced,

in a manner which would have a Material Adverse Effect.

(b)

Any insurer is entitled to avoid or otherwise reduce its liability under the policy relating to any Insurance or other insurance required to be effected under any Finance Document, unless the Insurance is, prior to its cession, replaced by insurance on substantially similar or more favourable terms and in form and substance satisfactory to the Lender.

22.24	Material adverse change

Any event or circumstance occurs which the Lender reasonably believe has or is reasonably likely to have a Material Adverse Effect.

22.25	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Lender may, by notice to the Borrower:

(a)	cancel the Commitment whereupon they shall immediately be cancelled;

(b)

declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon they shall become immediately due and payable;

(c)	declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Lender; and/or

(d)	exercise or direct the Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Finance Documents.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

CHANGES TO PARTIES

23	Changes to the Lender

23.1	Assignments and transfers by the Lender

Subject to this clause 0 and to clause 0 (Restriction on Debt Purchase Transactions), the Lender (the Existing Lender) may, upon the written consent of the Borrower (such consent not to be unreasonably withheld or delayed):

(a)	assign any of its rights; or

(b)	transfer by novation any of its rights and obligations,

to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, debt securities or other similar debt instruments or facilities (the New Lender); provided however that the consent of the Borrower shall not be required where the assignment is to an Affiliate of the Lender or after the occurrence and during the continuation of an Event of Default.

23.2	Conditions of assignment or transfer

(a)	An assignment or transfer of part of the Lender's participation in Commitment or Loans must be in a minimum amount of US$[****].

(b)	An assignment will only be effective on:

(i)

receipt by the Existing Lender (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Lender) that the New Lender will assume the same obligations to the other Finance Parties and the other Secured Parties as it would have been under if it was the Lender;

(ii)	the New Lender entering into the documentation required for it to accede as a party to the Intercreditor Agreement; and

(iii)	performance by the Existing Lender of all necessary know your customer or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender.

(c)

A transfer will only be effective if the New Lender enters into the documentation required for it to accede as a party to the Intercreditor Agreement and if the procedure set out in clause 0 (Procedure for transfer) is complied with.

(d)	If:

(i)	the Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)

as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under clause 0 (Tax gross-up and indemnities) or clause 0 (Increased Costs),

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

23.3	Limitation of responsibility of the Existing Lender

(a)	Unless expressly agreed to the contrary, the Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents, the Transaction Security or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender, the other Finance Parties and the Secured Parties that it:

(i)

has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Finance Document or the Transaction Security; and

(ii)

will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

(c)	Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this clause 23; or

(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

23.4	Procedure for transfer

(a)

Subject to the conditions set out in clause 23.2 (Conditions of assignment or transfer) a transfer is effected in accordance with paragraph 0 below when the Existing Lender executes an otherwise duly completed Transfer Certificate by the New Lender. The Existing Lender shall, subject to paragraph 0 below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)	The Borrower and the other Finance Parties irrevocably authorise the Lender to execute any Transfer Certificate on their behalf, without any consultation with them.

(c)

The Lender shall only be obliged to execute a Transfer Certificate delivered to it once it is satisfied that it has complied with all necessary know your customer or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(d)	Subject to clause 0 (Pro rata interest settlement), on the Transfer Date:

(i)

to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the Discharged Rights and Obligations);

(ii)

each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)

the New Lender shall acquire the same rights and assume the same obligations in respect of the Transaction Security as they would have acquired and assumed had the New Lender been the Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Security Agent and the Existing Lender shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as the Lender.

23.5	Procedure for assignment

(a)

Subject to the conditions set out in clause 23.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph 0 below when the Lender executes an otherwise duly completed Assignment Agreement delivered to it by the New Lender. The Lender shall, subject to paragraph 0 below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)	The Borrower and the other Finance Parties irrevocably authorise the Lender to execute any Assignment Agreement on their behalf, without any consultation with them

(c)

The Lender shall only be obliged to execute an Assignment Agreement delivered to it by the New Lender once it is satisfied it has complied with all necessary know your customer or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(d)	Subject to clause 23.8 (Pro rata interest settlement), on the Transfer Date:

(i)

the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)

the Existing Lender will be released from the obligations (the Relevant Obligations) expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and

(iii)	the New Lender shall become a Party as the Lender and will be bound by obligations equivalent to the Relevant Obligations.

(e)

The Lender may utilise procedures other than those set out in this clause 23.5 to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with clause 23.4 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lender nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in clause 0 (Conditions of assignment or transfer).

23.6	Copy of Transfer Certificate, Assignment Agreement or Amendment Confirmation to Borrower

The Lender shall, as soon as reasonably practicable after it has executed a Transfer Certificate, an Assignment Agreement or an Amendment Confirmation, send to the Borrower a copy of that Transfer Certificate, Assignment Agreement or Amendment Confirmation.

23.7	Security over the Lender’s rights

In addition to the other rights provided the Lender under this clause 23, the Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and

(b)

in the case of the Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)

release the Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)

require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

23.8	Pro rata interest settlement

(a)

Any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (Accrued Amounts) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six (6) Months, on the next of the dates which falls at six (6) Monthly intervals after the first day of that Interest Period).

(b)	The rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:

(i)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and

(ii)

the amount payable to the New Lender on that date will be the amount which would, but for the application of this clause 23.8, have been payable to it on that date, but after deduction of the Accrued Amounts.

(c)	In this clause references to 23.8Interest Period shall be construed to include a reference to any other period for accrual of fees.

24	Restriction on Debt Purchase Transactions

The Borrower shall not, and shall procure that and each other member of the Group shall not, enter into any Debt Purchase Transaction or beneficially own all or any part of the share capital of a company that is the Lender or a party to a Debt Purchase Transaction.

25	Changes to the Obligors

25.1	Assignments and transfer by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

ADMINISTRATION

26	Payment Mechanics

26.1	Distributions to an Obligor

The Lender may (with the consent of the Obligor or in accordance with clause 27 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

26.2	Clawback

(a)

Where a sum is to be paid to the Lender under the Finance Documents for another Party, the Lender is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)

If the Lender pays an amount to another Party and it proves to be the case that such Party had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Lender shall on demand refund the same to the Lender together with interest on that amount from the date of payment to the date of receipt by the Lender, calculated by the Lender to reflect its cost of funds.

26.3	Partial payments

(a)

If the Lender receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Lender shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)	first, in or towards payment pro rata of any unpaid fees, costs and expenses of the Lender or the Security Agent under the Finance Documents;

(ii)	secondly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under this Agreement;

(iii)	thirdly, in or towards payment pro rata of any principal due but unpaid under this Agreement; and

(iv)	fourthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.

(b)	The Lender may vary the order set out in paragraphs 00 to 0 above.

(c)	Paragraphs 0 and 0 above will override any appropriation made by an Obligor.

26.4	No set-off by Obligors

All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

26.5	Business Days

(a)

Any payment under the Finance Documents which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

26.6	Currency of account

(a)	Subject to paragraphs 0 and 0 below, dollars is the currency of account and payment for any sum due from an Obligor under any Finance Document.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.

(c)	Any amount expressed to be payable in a currency other than dollars shall be paid in that other currency.

26.7	Change of currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)

any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Lender (after consultation with the Borrower); and

(ii)

any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Lender (acting reasonably).

(b)

If a change in any currency of a country occurs, this Agreement will, to the extent the Lender (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

26.8	Disruption to Payment Systems etc.

If either the Lender determines (in its discretion) that a Disruption Event has occurred or the Lender is notified by the Borrower that a Disruption Event has occurred:

(a)

the Lender may, and shall if requested to do so by the Borrower, consult with the Borrower with a view to agreeing with the Borrower such changes to the operation or administration of the Facility as the Lender may deem necessary in the circumstances;

(b)

the Lender shall not be obliged to consult with the Borrower in relation to any changes mentioned in paragraph 0 if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(c)

the Lender may consult with the Finance Parties in relation to any changes mentioned in paragraph 0 but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)

any such changes agreed upon by the Lender and the Borrower shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of clause 32 (Amendments and Waivers);

(e)

the Lender shall not be liable for any damages, costs or losses whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Lender) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this clause 26.8; and

(f)	the Lender shall notify the Finance Parties of all changes agreed pursuant to paragraph 0 above.

27	Set-Off

A Finance Party may set off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

28	Notices

28.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

28.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents is:

(a)	in the case of any Obligor, that identified with its name below;

(b)	in the case of the Lender or the Security Agent, that identified with its name below,

or any substitute address or fax number or department or officer as the Party may notify to the Lender by not less than five (5) Business Days' notice.

28.3	Delivery

(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(i)	if by way of fax, when received in legible form; or

(ii)	if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address;

and, if a particular department or officer is specified as part of its address details provided under clause 28.2 (Addresses), if addressed to that department or officer.

(b)

Any communication or document to be made or delivered to the Lender or the Security Agent will be effective only when actually received by Lender or the Security Agent and then only if it is expressly marked for the attention of the department or officer identified with the Lender’s or the Security Agent’s signature below (or any substitute department or officer as the Lender or the Security Agent shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Lender.

(d)	Any communication or document made or delivered to the Borrower in accordance with this clause will be deemed to have been made or delivered to each of the Obligors.

(e)

Any communication or document which becomes effective, in accordance with paragraphs 0 to 0 above, after 5:00 p.m. in the place of receipt shall be deemed only to become effective on the following day (unless mutually agreed otherwise by all parties to the communication or document).

28.4	Notification of address and fax number

Promptly upon receipt of notification of an address or fax number or change of address or fax number pursuant to clause 28.2 (Addresses) or changing its own address or fax number, the Lender shall notify the other Parties.

28.5	Electronic communication

(a)

Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means, to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five (5) Business Days' notice.

(b)

Any electronic communication made between those two Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to the Lender or the Security Agent only if it is addressed in such a manner as the Lender or Security Agent shall specify for this purpose.

(c)	Any electronic communication which becomes effective, in accordance with paragraph 0 above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

28.6	English language

(a)	Any notice given under or in connection with any Finance Document must be in English.

(b)	All other documents provided under or in connection with any Finance Document must be:

(i)	in English; or

(ii)

if not in English, and if so required by the Lender, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

29	Calculations and Certificates

29.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

29.2	Certificates and Determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

29.3	Day count convention

Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of three hundred sixty (360) days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.

30	Partial Invalidity

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

31	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party or Secured Party, any right or remedy under a Finance Document shall operate as a waiver of any such right or remedy or constitute an election to affirm any Finance Document. No election to affirm any Finance Document on the part of any Finance Party or Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in each Finance Document are cumulative and not exclusive of any rights or remedies provided by law.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

32	Amendments and Waivers

32.1	Intercreditor Agreement

This clause 32 is subject to the terms of the Intercreditor Agreement.

32.2	Required consents

(a)

Subject to clause 32.3 (Lender matters) and clause 32.4 (Other exceptions), any term of the Finance Documents may be amended or waived only with the consent of Lender and the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Lender may effect, on behalf of any Finance Party, any amendment or waiver permitted by this clause 32.

(c)

Notwithstanding clause (a) and (b) above, the Lender shall not amend, supplement or restate the terms of any Finance Document in such a way that such amendment, supplement or restatement would, materially affect the rights of the Hedge Counterparty without the prior written consent of the Hedge Counterparty.

32.3	Lender matters

(a)	An amendment, waiver or (in the case of a Transaction Security Document) a consent of, or in relation to, any term of any Finance Document that has the effect of changing or which relates to:

(i)	an extension to the date of payment of any amount under the Finance Documents;

(ii)	a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable;

(iii)

an increase in the Commitment (except pursuant to clause 0 (Amendment to Commitment), an extension of the Availability Period or any requirement that a cancellation reduces the Commitment of the Lender under the Facility;

(iv)	a change to the Borrower or the Guarantors;

(v)	any provision which expressly requires the consent of all the Lender;

(vi)

clause 0 (Finance Parties' rights and obligations), clause 0 (Extension option), clause 0 (Changes to the Lender), this clause 32, the governing law of any Finance Document or clause 0 (Jurisdiction of British Columbia courts);

(vii)	the nature or scope of:

(A)	the guarantee and indemnity granted under clause 0 (Guarantee and Indemnity);

(B)	the Charged Property; or

(C)	the manner in which the proceeds of enforcement of the Transaction Security are distributed,

(except, in the case of paragraphs (B) and (C) above, insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document);

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(viii)

the release of any guarantee and indemnity granted under clause 0 (Guarantee and indemnity) or of any Transaction Security (unless permitted under this Agreement or any other Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document); or

(ix)	any amendment to the order of priority or subordination under the Intercreditor Agreement,

shall not be made or given without the prior consent of all the Lender.

32.4	Other exceptions

An amendment or waiver which relates to the rights or obligations of the Lender or the Security Agent (each in their capacity as such) may not be effected without the consent of the Lender or the Security Agent.

33	Confidentiality

33.1	Confidential Information

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by clause 0 (Disclosure of Confidential Information), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

33.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)

to any of its Affiliates (including branches) and Related Funds and any representatives in any jurisdiction and any of its or their officers, directors, employees, professional advisers, insurers, insurance brokers, service providers, rating agencies, direct or indirect providers of credit protection, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph 0 is informed in writing of its confidential nature and that some or all of such Confidential Information may be price- sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:

(i)

to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Lender or Security Agent and, in each case, to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(ii)

with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation, insurance or brokerage arrangement in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person's Affiliates, Related Funds, Representatives and professional advisers;

(iii)

appointed by any Finance Party or by a person to whom paragraph 00 or 0 above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf;

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph 00 or 00 above;

(v)

to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, quasi-governmental, administrative, supervisory, banking, taxation or other regulatory authority or similar body, court or tribunal, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes;

(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to clause 0 (Security over Lender’s rights);

(viii)	who is a Party; or

(ix)	with the consent of the Borrower;

in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)

in relation to paragraphs 00, 00 and 00 above, the person to whom the Confidential Information is to be given has entered into a confidentiality undertaking except that there shall be no requirement for a confidentiality undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)

in relation to paragraph 00 above, the person to whom the Confidential Information is to be given has entered into a confidentiality undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)

in relation to paragraphs 00, 00 and 00 above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information; and

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(c)

to any person appointed by that Finance Party or by a person to whom paragraph (b)(i) or (b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph 0 if the service provider to whom the Confidential Information is to be given has entered into a confidentiality agreement substantially in a form attached hereto as Schedule 33.2(c);

(d)

to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors if the rating agency to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information; and

(e)

where such Finance Party is the Lender, at its own expense, its involvement in the Facility by way of internal and external pitch documents and the placement of “tombstone” or other advertisements in financial and other newspapers and journals (and such other methods of publication as the Lender may choose from time to time).

33.3	Entire agreement

This clause 33 (Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

33.4	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

33.5	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:

(a)

of the circumstances of any disclosure of Confidential Information made pursuant to paragraph 00 of clause 0 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this clause 0 (Confidentiality).

33.6	Continuing obligations

The obligations in this clause 0 (Confidentiality) are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of twelve (12) months from the earlier of:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitment have been cancelled or otherwise cease to be available; and

(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.

34	Interest Act of Canada

For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever any interest or any fee to be paid hereunder or in connection herewith is to be calculated on the basis of a 360-day or 365-day year, the yearly rate of interest to which the rate used in such calculation is equivalent to the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360 or 365, as applicable. The rates of interest under this Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement.

35	Usury

If any provision of this Agreement would oblige the Borrower to make any payment of interest or other amount payable to any Finance Party in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by that Lender of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by the Lender of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows:

(a)	first, by reducing the amount or rate of interest; and

(b)

thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to such Finance Party which would constitute interest for purposes of section 347 of the Criminal Code (Canada), in each case, if necessary, to be effected by repayment by such Finance Party to the Borrower of any amount already received by such Finance Party that would be reduced by this Section (it being agreed that such Finance Party may elect whether to effect such repayment and reduction by return of shares or by payment of the applicable amount in cash to the Borrower).

36	Future Financings

The Borrower agrees in good faith to provide the Lender with the right to offer future debt finance ([****]) and trading business on an equal basis with any other parties; further in the event that a club of syndicated transaction is proposed with another arranger that requires more than one lender, the Borrower will use reasonable commercial efforts to offer the Lender the opportunity to participate on an equal basis in the transaction. The Borrower will also undertake to consider using the Lender’s corporate advisory services should the opportunity arise. For greater certainty, this provision shall not restrict the Borrower from fulfilling prior agreements entered into with other financial institutions in relation to non-lending services.

37	Counterparts

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

38	Contractual Recognition of Bail-In

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

GOVERNING LAW AND ENFORCEMENT

39	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by laws of the Province of British Columbia, and the federal laws of Canada as applicable herein.

40	Enforcement

40.1	Jurisdiction of British Columbia courts

(a)

The courts of British Columbia have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a Dispute).

(b)	The Parties agree that the courts of British Columbia are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

(c)

This clause 0 is for the benefit of the Finance Parties and the Secured Parties only. As a result, no Finance Party or Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties and the Secured Parties may take concurrent proceedings in any number of jurisdictions.

40.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor, other than the Borrower, 0985472 and Klondex Canada (the Non-British Columbia Obligors):

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(i)	irrevocably appoints the Borrower as its agent for service of process in relation to any proceedings before the British Columbia courts in connection with any Finance Document; and

(ii)	agrees that failure by an agent for service of process to notify the relevant Non- British Obligor of the process will not invalidate the proceedings concerned.

(b)

If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrower (on behalf of all Non-British Obligors) must immediately (and in any event within five (5) Business Days of such event taking place) appoint another agent on terms acceptable to the Lender.

41	Waiver of immunity

41.1	Waiver of Immunity

Each Obligor irrevocably and unconditionally:

(a)

agrees not to claim in any jurisdiction, for itself or in respect of its assets, immunity from suit, execution, attachment (whether in aid of execution, before judgment or otherwise) or other legal process and waives such present or future immunity, whether claimed or not; and

(b)

consents generally to the giving of any relief or the issue of any process in connection with any proceedings, including the making, enforcement or execution against any property of any nature (irrespective of its use or intended use) of any order or judgement which may be made or given in any proceedings.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 1
Conditions Precedent

1	Original Obligors

(a)	A copy of the charter documents of each Obligor.

(b)	A copy of a resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and

(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilization Request) to be signed and/or despatched by it under or in connection with the Finance Documents to which it is a party.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph 0 above.

(d)

A copy of a resolution signed by all the holders of the issued shares in the Borrower approving the terms of, and the transactions contemplated by, the Finance Documents to which that Obligor is a party.

(e)

A certificate of each Obligor (signed by a director or by the Chief Financial Officer or Treasurer) confirming that borrowing or guaranteeing or securing, as appropriate, the Commitment would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded.

(f)

A certificate of an authorised signatory of each Obligor certifying that each copy document relating to it specified in this Part I of 0is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

(g)	A certified copy of the register of members/shareholders of each Obligor (other than the Borrower).

(h)	A certified copy of each Material Licence.

(i)	Any applicable Fee Letters duly executed by all parties.

2	Finance Documents

(a)	This Agreement duly executed by all original parties to it.

(b)	The Intercreditor Agreement executed by the parties thereto (other than the Finance Parties) on or prior to the Utilisation Date.

(c)	At least two (2) originals of each Transaction Security Document executed by the relevant Obligor, including the following

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(i)	The guarantees from each Guarantor in favour of the Lender;

(ii)	The general security agreements and first lien security agreements granted to the Lender by the Borrower and each Guarantor;

(iii)	The securities pledge agreements granted to the Lender by each of the Borrower, 0985472 B.C. Ltd., Klondex Holdings (USA) Inc. and Klondex Midas Holdings Limited; and

(iv)	The perfection certificate provided by the Borrower to the Lender;

(v)

The fee and leasehold deed of trust, assignment of leases and rents and security agreement dated February 10, 2014 from Klondex Gold & Silver Mining Company in relation to the Fire Creek Mine, as amended;

(vi)	The deed of trust, assignment of leases and rents and security agreement dated February 10, 2014 from Klondex Gold & Silver Mining Company in relation to the Hot Springs Property, as amended;

(vii)	The deed of trust, assignment of leases and rents and security agreement dated February 11, 2014, from Klondex Gold & Silver Mining Company in relation to the Maggie Creek Property, as amended;

(viii)	The deed of trust, assignment of leases and rents and security agreement dated February 10, 2014, from Klondex Gold & Silver Mining Company in relation to the Reef Property, as amended;

(ix)	The Fee and Leasehold Deed of Trust, Assignment of Leases and Rents and Security Agreement dated February 11, 2014, from Klondex Midas Operations Inc., in relation to the Midas Property, as amended;

(x)	The environmental indemnity agreement issued by Klondex Gold & Silver Mining Company and Klondex Midas Operations Inc. in favour of the Lender;

(xi)	The Ontario and Manitoba debentures made by Klondex Canada Ltd. in favour of the Lender; and

(xii)

All instruments, financing statements, stock powers, documents, guarantees and agreements executed in relation to the above listed Transaction Security Documents by or on behalf of any Obligor for the Lender, Hedge Counterparty or Security Agent.

(d)	A copy of all notices required to be sent under the Transaction Security Documents executed by the relevant Obligors and duly acknowledged by the addressee.

(e)

A copy of all share certificates, transfers and stock transfer forms or equivalent duly executed by the relevant Obligor in blank in relation to the assets subject to or expressed to be subject to the Transaction Security and other documents of title to be provided under the Transaction Security Documents.

(f)

The relevant Obligors have signed all other documents and taken all other actions requested by the Lender or the Security Agent to enable the Transaction Security to be perfected including all filings, stampings, registrations, notifications and other actions (or documents to effect such actions) in all relevant jurisdictions necessary or, in the opinion of legal advisors to the Lender, acting reasonably, advisable, in order to create in favour of the Security Agent valid perfected Security over all of the assets purported to be covered by the Transaction Security.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(g)	Evidence that any applicable stamp, registration or other fees payable in connection with the registration and perfection of the creation of the Transaction Security, have been paid.

(h)	Evidence showing that there is no other Security (other than the Transaction Security or Permitted Security) registered against the assets of the Obligors.

3	Finance Documents

A certified copy of each of the Finance Documents (other than the Finance Documents) executed by the parties to those documents.

4	Insurance

(a)

A letter from the Borrower’s insurance brokers addressed to the Lender and the Security Agent listing the insurance policies of the Group and confirming that they are on risk and that the insurance for the Group at the date of this Agreement is at a level acceptable to the Lender and covering appropriate risks for the business carried out by the Group.

(b)	Evidence of insurance cover in full force and effect that accords with the terms of this Agreement.

5	Legal opinions

The following legal opinions, each addressed to the Finance Parties.

(a)	A legal opinion of Bennett Jones LLP, Dorsey & Whitney LLP and Erwin & Thompson LLP, legal advisers to the Borrower.

6	Other documents and evidence

(a)	Certified true copies of the Shoreline Asset Purchase Agreement and Shoreline Promissory Note.

(b)	The Base Case Model.

(c)	A certified copy of the Original Financial Statements.

(d)	Evidence of the Lender’s internal credit approval to provide the Facility.

(e)	An updated list of the fixed assets of each Obligor.

(f)	Evidence that the fees, costs and expenses then due from the Borrower pursuant to clause 0 (Fees) and clause 0 (Costs and expenses) have been paid or will be paid by the first Utilization Date.

(g)	Satisfactory completion of all "know your customer" requirements of the Finance Parties.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(h)

A copy of any other Authorization or other document, opinion or assurance which the Lender considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 2
Requests

Part I
Utilization Request

From: Klondex Mines Ltd

To:     [Lender]

Dated:

Dear Sirs

Klondex Mines Ltd – Up to US$25,000,000 Secured Revolving Facility dated [          ] 2016 (the Agreement)

1	We refer to the Agreement. This is a Utilization Request. Terms defined in the Agreement have the same meaning in this Utilization Request unless given a different meaning in this Utilization Request.

2	We wish to borrow a Loan on the following terms:

Proposed Utilization Date:	[ ] (or, if that is not a Business Day, the next Business Day)

Currency of Loan:	[ ]

Amount:	[ ] or, if less, the Available Commitment

Interest Period:	[ ]

3	We confirm that each condition specified in clause 0 (Further conditions precedent) is satisfied on the date of this Utilization Request.

4	[This Loan is to be made in [whole]/[part] for the purpose of refinancing [identify maturing Loan.] [The proceeds of this Loan should be credited to [account].]

5	This Utilization Request is irrevocable.

Yours faithfully

....................................................

authorised signatory for

Klondex Mines Ltd

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Part II
Extension Request

From: Klondex Mines Ltd

To:     [Lender]

Dated:

Dear Sirs

Klondex Mines Ltd – Up to US$25,000,000 Secured Revolving Facility dated [          ] 2016 (the Agreement)

1	We refer to the Agreement. This is an Extension Request. Terms defined in the Agreement have the same meaning in this Extension Request unless given a different meaning in this Extension Request.

2	We hereby request pursuant to clause 0 (Extension option) to extend the Original Final by a further 12 month period to ______________.

3	We confirm that no Default is continuing or would result from this Extension Request.

4	This Extension Request is irrevocable.

Yours faithfully

....................................................

authorised signatory for

Klondex Mines Ltd

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Part III
Amendment Request

From: Klondex Mines Ltd

To:     [Lender]

Dated:

Dear Sirs

Klondex Mines Ltd – Up to US$25,000,000 Secured Revolving Facility dated [          ] 2016 (the Agreement)

1	We refer to the Agreement. This is an Amendment Request. Terms defined in the Agreement have the same meaning in this Amendment Request unless given a different meaning in this Amendment Request.

2	We hereby request pursuant to clause 0 (Amendment to Commitment) that the Commitment be amended to US$[ ].

3	We confirm that no Default is continuing or would result from this Amendment Request.

4	This Amendment Request is irrevocable.

Yours faithfully

....................................................

authorised signatory for

Klondex Mines Ltd

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 3
Form of Transfer Certificate

To:     Investec Bank PLC

From: [The New Lender] (the New Lender)

Dated:

Klondex Mines Ltd – Up to US$25,000,000 Secured Revolving Facility dated [          ] 2016 (the Agreement)

1

We refer to the Facility Agreement and to the Intercreditor Agreement (as defined in the Facility Agreement). This agreement (the Agreement) shall take effect as a Transfer Certificate for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2	We refer to clause 0 (Procedure for transfer):

(a)

The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation, and in accordance with clause 0 (Procedure for transfer), all of the Existing Lender's rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender's Commitment and participations in Loans under the Agreement as specified in the Schedule.

(b)	The proposed Transfer Date is [ ].

(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of clause 0 (Addresses) are set out in the Schedule.

3	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph 0 of clause 0 (Limitation of responsibility of Existing Lender).

4	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

5

This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by laws of the Province of British Columbia, and the federal laws of Canada as applicable therein.

6	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

THE SCHEDULE

Commitment/rights and obligations to be transferred

[insert relevant details]
[Facility Office address, fax number and attention details for notices and account details for payments,]

[Existing Lender]	[New Lender]

By:	By:

This Agreement is accepted as a Transfer Certificate for the purposes of the Facility Agreement by the Lender, the Security Agent, and the Transfer Date is confirmed as [          ].

By:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 4
Form of Assignment Agreement

From: [the New Lender] (the New Lender)

To:     [the Existing Lender] (the Existing Lender)

Dated:

Klondex Mines Ltd – Up to US$25,000,000 Secured Revolving Facility dated [           ] 2016 (the Agreement)

1

We refer to the Facility Agreement and to the Intercreditor Agreement (as defined in the Facility Agreement). This is an Assignment Agreement. This agreement (the Agreement) shall take effect as an Assignment Agreement for the purpose of the Facility Agreement and as a Creditor/Creditor Representative Accession Undertaking for the purposes of the Intercreditor Agreement (and as defined in the Intercreditor Agreement). Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2	We refer to clause 0 (Procedure for assignment):

(a)

The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement and the other Finance Documents and in respect of the Transaction Security which relate to that portion of the Existing Lender's Commitment and participations in Loans under the Agreement as specified in the Schedule.

(b)

The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender's Commitment and participations in Loans under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as the Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3	The proposed Transfer Date is [ ].

4	On the Transfer Date the New Lender becomes Party to the Finance Documents as the Lender.

5	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of clause 0 (Addresses) are set out in the Schedule.

6	The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph 0 of clause 0 (Limitation of responsibility of Existing Lender).

7

This Assignment Agreement acts as notice to the Lender (on behalf of each Finance Party) and, upon delivery in accordance with clause 0 (Copy of Transfer Certificate, Assignment Agreement or Amendment Confirmation to Borrower), to the Company (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

8	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

9

This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by laws of the Province of British Columbia, and the federal laws of Canada as applicable therein.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

10	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

THE SCHEDULE

Rights to be assigned and obligations to be released and undertaken

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments]

[Existing Lender]	[New Lender]

By:	By:

This Agreement is accepted as an Assignment Agreement for the purposes of the Facility Agreement by the Lender, the Security Agent, and the Transfer Date is confirmed as [ ].

Signature of this Assignment Agreement by the Lender constitutes confirmation by the Lender of receipt of notice of the assignment referred to herein, which notice the Lender receives on behalf of each Finance Party.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 5
Form of Amendment Confirmation

To:     [Lender] and [Security Agent]

From: [          ] as Borrower, for and on behalf of each Obligor

Dated:

Klondex Mines Ltd – Up to US$25,000,000 Secured Revolving Facility dated [          ] 2016 (the Agreement)

1

We refer to the Facility Agreement. This agreement (the Agreement) shall take effect as an Amendment Confirmation for the purpose of the Facility Agreement. Terms defined in the Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2	We refer to [clause 0 (Amendment to Commitment)] of the Facility Agreement.

3	The proposed date on which the amendment is to take effect (the Amendment Date) is [ ].

4	On the Amendment Date, the Commitment shall be amended to be US$[ ].

1	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

2

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by the laws of the Province of British Columbia, and the federal laws of Canada as applicable therein.

3	This Agreement has been entered into on the date stated at the beginning of this Agreement.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

THE SCHEDULE

Relevant Commitment/rights and obligations to be assumed by the Increase Lender

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments] [Increase Lender] By:

This Agreement is accepted as an Amendment Confirmation for the purposes of the Facility Agreement by the Lender, the Security Agent and the Amendment Date is confirmed as [     ].

Lender

By:

Security Agent

By:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 6
Form of Compliance Certificate

To:     [     ] as Lender

From: [Company]

Dated:

Dear Sirs

Klondex Mines Ltd – Up to US$25,000,000 Secured Revolving Facility dated [          ] 2016 (the Agreement)

1

We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

2	We confirm that: [Insert details of covenants to be certified]

3	[We confirm that no Default is continuing.][1] *

Signed:	…………	…………

Director or Chief Financial Officer

of

[Borrower]

__________________________________________

1	*	If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if any, being taken to remedy it.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 7
Timetables

Delivery of a duly	10.00am three
completed Utilization	Business Days
Request (clause 0	before the
(Delivery of a Utilization	proposed
Request))	Utilization Date

LIBOR is fixed	Quotation Day as
of 11:00 a.m. EST

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 8 - Disclosure Schedule

SCHEDULE A

Obligors

1.	Klondex Mines Ltd.

2.	0985472 B.C. Ltd.

3.	Klondex Canada Ltd.

4.	Klondex Holdings (USA) Inc.

5.	Klondex Gold & Silver Mining Company

6.	Klondex Midas Holdings Limited

7.	Klondex Midas Operations Inc.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE B

Commitments

Lender	Commitment
Investec Bank Plc	US$25,000,000

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE C

Charged Property

•	All right, title and interest of each of the Obligors in and to all present and after-acquired personal and real property and undertaking wheresoever situated.

•	Midas Mine Property and Fire Creek Property including: Reef Property, Hot Springs Property and Maggie Creek Property

•	Manitoba properties including:

o	Cougar Property

o	Jeep Property

o	Mike Power Property

o	Poundmaker Property

o	Rice Lake Property

o	Greenbelt Property

•	Ontario properties including:

o	Denmark Lake-Kenbridge Property

o	Denton-Keefer (Golden) Property

o	Tully Property (50%)

o	Turtlepond Lake Property

o	Whitesides-Carscallen Property

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE D

Liens

A.	FIRE CREEK PROPERTY

Fire Creek Property Royalties

Royalties affect ten fee parcels owned and / or leased by Klondex and forming part of the Fire Creek Property, as set forth below:

APN	Description	Lessor	Royalty
Section 15 T30N R47E MDB&M
007-140-04	SE1/4 NEI/4	Third Party Lessor	4% NSR
007-140-06	SE1/4 NE1/4	Third Party Lessor	4% NSR
007-140-10	NE1/4 SE1/4, E1/2 NW1/4 SE1/4	Third Party Lessor	2.5% NSR
007-140-07	N2NW4SW4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)
007-140-09	W2NW4SE4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)
Section 19 T30N R47E MDB&M
007-160-04	SW4NE4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)
007-160-24	NE4NW4SE4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)
Section 19 T30N R47E MDB&M
007-060-69	Parcel 1 of the Sharp Hospital Map recorded in the Office of the Lander County Recorder in Book 375, Official Records, Page 170	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)
Section 23 T30N R47E MDB&M
007-160-16	N1/2 SE1/4 NW1/4	n/a	5% NSR
007-160-25	W1/2 SW1/4 NW1/4 NE1/4 SW1/4 NW1/4	n/a	5% NSR

Notes:	(1) Wheelage royalty is calculated on mineralization mined from other properties which is transported underground through the leased property.

(2)Mineral production royalty of 5% of the net smelter returns reserved by Donnie Charles in the Grant, Bargain and Sale Deed dated March 26, 2007, recorded on March 29, 2007, Document 247101, Book 571, Page 2, which affects Parcels 007-160-16 and 007-160-25.

Fire Creek Property Agreement Obligations

Due Date	Commitment/Obligation	$ Obligation	Payable/ Due to	Notes
01/09/2005	3 Leased Parcels (1)		Third Party Lessors	1987 Leases extended for 10 years from 01/09/2005
19/08/2013	Property Taxes - 3 Leased Parcels	$ 146.78	Lander County Treasurer	Lessee to pay property taxes

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

19/08/2013	Property Taxes 29 - Klondex Owned Parcels	$ 1,032.33	Lander County Treasurer	Real Property Taxes Due 3rd Monday of August annually
19/08/2013	Property Taxes 2 - Klondex Owned Parcels	$ 84.08	Lander County Treasurer	Real Property Taxes Due 3rd Monday of August annually
31/08/2013	BLM Claim Fees - 484 Claims	$ 67,760.00	Bureau of Land Management	484 Klondex Owned Claims x $140/Claim
01/09/2013	3 Leased Parcels - Annual AMR Payment	$ 24,000.00	7 Third Party Lessors	Annual AMR payment due on lease anniversary
01/09/2013	Insurance Certificates		7 Third Party Lessors	Insurance certificates required under terms of leases
01/11/2013	Lander County NOI to hold - 484 Claims	$ 5,086.00	Lander County Recorder	484 Klondex Owned Claims x $10.50/claim + $4
01/09/2015	3 Leased Parcels - Expire		7 Third Party Lessors	Leases expire - Renew
	Total	$ 98,109.19

Notes:	(1) The lease agreement remains in full force and effect for so long as any mining operations (as defined in the lease agreement) are being conducted on the relevant property on a continuing basis.

In addition, pursuant to a mining lease agreement dated effective July 31, 2013, with respect to five leased fee parcels, Klondex is required to pay minimum rental payments of $50,000 per year for the first ten years of the lease and increasing by $10,000 for each subsequent ten year period (including any renewal period), subject to an additional increase under certain circumstances.

Fire Creek Property – Other

•

The reservation of all petroleum, oil, natural gas and products derived therefrom reserved by the Southern Pacific Land Company, a California corporation, in the deed recorded on October 2, 1951, in Book 64, Page 313, Deed Records, which affects Assessor Parcel Nos.:

007-110-01
007-110-13
007-610-01
007-640-06
007-140-01
007-140-03
007-140-05
007-140-12
007-140-15
007-140-19
007-140-21
007-140-22
007-140-23
007-140-25
007-140-28
007-160-06
007-160-16
007-160-17
007-160-18
007-160-19
007-160-20
007-160-21
007-160-25

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

007-160-26
007-160-27
007-160-28

On February 12, 2016, Klondex Gold & Silver Mining Company acquired an additional parcel in Lander County. The description of the parcel is:

APN 007-110-10
Section 9, T30N R47E MDB&M
W1/2NW1/4SW1/4
20 acres
No royalty.

B.	MIDAS PROPERTY

Midas Property Royalties

Agreement	Recorded	Royalty

Mining Lease dated August 1, 1990, by and between William and Rose Domenichelli, John Kenneth Domenichelli, William Melvin Domenichelli, Barbara Jean Rameriz and Ruth Ann Williams, as lessors, and Frazer Creek Exploration Company, Inc. a Nevada corporation, as lessee

	Recorded in short form version as Document No. 297863 in Book 735 at Pages 508-514 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada	5% NSR
Grant Deed dated January 12, 1993, by and between Virginia Myers, and the Midas Joint Venture	Recorded as Document No. 333428 in Book 809, Page 904-905 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada	2 patented mining claims; Banner, Gift No. 1 (1% NSR to a $30,000 maximum royalty payment).
Grant Deed dated January 25, 1993, by and between Francis N. Murdock, John G. Murdock and the Midas Joint Venture	Recorded as Document No. 334437 in Book 811, Page 472-473 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada	1 unpatented lode mining claim known as the New Grant; (1% NSR to a $100,000 maximum royalty payment).
Grant Deed dated January 27, 1993, by and between Evelyn Albisu, Donato Albisu and the Midas Joint Venture	Recorded as Document No. 333895 in Book 810, Page 708-709 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada.	2 patented mining claims; Gold Crown and portion of Oversight Fraction (1% NSR to a $100,000 maximum royalty payment).
Grant Deed dated March 17, 1993, by and between Mr. and Mrs. Hjalmer Theodore Hanson and the Midas Joint Venture	Recorded as Document No. 336177 in Book 814, Page 923-924 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada.	1 patented mining claim; Ripsaw No. 2 (1% NSR to a $100,000 maximum royalty payment).
Mining Lease by and between	BLM Serial Numbers	During the 30 year term of agreement: (i)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Agreement	Recorded	Royalty
Clark Powell and his Associates and Romarco Nevada, Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), dated October 30, 1995	105502 to 105507, 105509 recorded in Book 1095, Pages 890-896.

advance minimum royalties totaling $135,000 in the aggregate payable between execution of lease and third anniversary; (ii) advance minimum royalty of $50,000 payable annually after fourth anniversary of lease.

Production royalty of 2.5% of NSR.

Lease of Estar, Redar and Laura Unpatented Lode Mining Claims and Sublease of Domenichelli Lease, dated July 1, 2000, by and between Frazer Creek Exploration Company, Inc., a Nevada corporation, and Franco-Nevada Mining Corporation, Inc., a Nevada corporation (predecessor-in- interest to Newmont Midas Operations Inc.)

Recorded as a memorandum as Document No. 467521 in Book 1, Pages 5290- 5317 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on February 28, 2001. The Lease affects unpatented lode mining claims and agreements pertaining to lands situated in Sections 12 and 13, Township 39 North, Range 46 East, and in Sections 7, 18 and 19, Township 39 North, Range 47 East, MDM, Elko County, Nevada.

Advance minimum royalty totaling $150,000 payable between execution of lease and fourth anniversary and of $75,000 until the lease is terminated or expires, whichever first occurs.

NSR payable as a production royalty as follows:
(i) 4% if the average spot price of gold quoted on the London Bullion Market, Afternoon fix, for a particular payment period is $500 or less; or
(ii) 5% if the average spot price of gold quoted on the London Bullion Market, Afternoon fix, for a particular payment period is $700 or less; or
(iii) 6% if the average spot price of gold quoted on the London Bullion Market, Afternoon fix, for a particular payment period is greater than $700. When the Lessee has cumulatively paid the Lessor the sum of $1,000,000 in advance minimum royalties, production royalties or other form of pre-payment of same, the production royalty shall be reduced by 1% of NSR so that the above percentages will be 3%, 4% and 5%, respectively.

Agreement Transferring Property Interests and Terminating Mining Lease With Option to Joint Venture, Quitclaim Deed and Grant of Royalty, dated August 11, 2000, by and between Frazer Creek Exploration Company Incorporated, a Nevada corporation and Homestake Mining Company of California, a California corporation

	Recorded as Document No. 462327 in Book 0 at Pages 23222-23233 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, and on September 18, 2000	Laura 6 and 20 unpatented lode mining claims are subject to a 2% NSR and portions of the REDAR 3, 4 and 5, and ESTAR 1, 7, 8, 11, 18 and 19 unpatented lode mining claims are subject to a 1% NSR
Mining Sublease and Option dated April 2, 2007, by and between Barrick Gold Exploration Inc. and Newmont USA Limited	Recorded as a memorandum as Document No. 571656 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on April 20, 2007

1.5% NSR on properties identified in Part 1 of Exhibit A of the Mining Lease with Conditional Purchase Obligation Agreement dated April 2, 2007 (attached as Exhibit I to sublease), 3.0% NSR on properties identified in Part 2 of Exhibit A, subject to proportionate reduction in certain circumstances in accordance with terms of sublease.

Midas Property Payment Obligations

Project (s)	Recipient / Payee / Claim Group	Amount	Due	Type
MIDAS	BARRICK GOLD	$110,000	04/02/13	Annual Rental
MIDAS	FRAZER CREEK EXPLORATION	$75,000	07/01/13	Advance Royalty

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Project (s)	Recipient / Payee / Claim Group	Amount	Due	Type
FRAZER CREEK
MIDAS	DOMENICHELLI	$10,000	08/01/13	Annual Rental
MIDAS	MIDAS et. al.	$203,699	08/31/13	Annual Claim Fees
MIDAS EXPL	CAT 1-58	$8,758	08/31/13	Annual Claim Fees
MIDAS POO	MDS 1-49	$7,399	08/31/13	Annual Claim Fees
MIDAS FRAZER CREEK	LAURA 6, 20, REDAR 1-5, ESTAR 1- 19	$3,926	08/31/13	Annual Claim Fees
MIDAS LEE	KING MIDAS, KING MIDAS NO. 2, DIXIE, DIXIE NO. 1-3, H-2	$1,057	08/31/13	Annual Claim Fees
MIDAS	POWELL, CLARK, ET AL	$50,000	10/30/13	Advance Royalty
MIDAS	UNGER FAMILY TRUST SURFACE USE	$3,500	11/01/13	Right-of-Way fees
MIDAS	BLM ROW N-61100	$795	01/01/17	Right-of-Way fees
MIDAS	BLM ROW N-66023	$310	01/01/20	Right-of-Way fees

Midas Property – Other

The option granted to Frazer Creek Exploration Company, Inc. in Section 10.3 of the Lease of Estar, Redar and Laura Unpatented Mining Lode Mining Claims and Sublease of Domenichelli Lease, Elko County, Nevada dated July 1, 2000, to acquire the Amsterdam claims described in Exhibits D and E of the Lease.

The notations in the Historical Index of the Bureau of Land Management for the townships in which the Midas Mine properties are situated as described in Exhibit A to this Schedule F.12.

C.	MANITOBA PROPERTIES

1.	Manitoba Mines Branch Registrations:

(a)	The following Manitoba Mines Branch registrations in relation to Mineral Lease ML63:

(i)	Event # 183284 (Security Agreement between the Government of Manitoba and Rice Lake Gold Corporation registered under Document No. 16963);

(ii)	Event # 300004 (Debenture under Document Number D300004 in the amount of $23,750,000.00)*; and

(iii)	Event # 322648 (Debenture under Document Number D322648)*;

(b)	The following Manitoba Mines Branch registrations in relation to the Manitoba mining claims, patents and interests described in Schedule "G":

(i)	an agreement between W. Bruce Dunlop Limited and Hugh Wynne dated May 16, 1990 has been registered against Claim Nos. CB11704 and W46385 as D16168;

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(ii)	an agreement between Peter Dunlop and Hugh Wynne dated May 16, 1990 has been registered against Claim Nos. W48797 and W49484 as D16167;

(iii)	an agreement affecting Claim Nos. 15922, W44242 and W44243 as Document No. 25;

(iv)	an amending agreement to acquisition agreement between Ann Mark and Grande Truck Resources Inc. has been registered against Claim No. W47000 as D15307;

(v)	an acquisition agreement between Ann Mark and Grande Truck Resources Inc. has been registered against Claim No. W47000 as D15306;

(vi)	an option agreement between Dave Giannotti and Ann Mark to expire December 31, 1984 has been registered against Claim No. W47000 as D15305;

(vii)	Event # 322648 Debenture in the amount of $7,000,000.00US by San Gold Corporation in favour of Beechwood Re registered under Document Number D322648*;

(viii)

Event # 300005 Registration of Debenture under Document Number D300005 in the amount of $23,750,000.00 San Gold Corporation (the Mortgagor) has agreed to grant BAM Administrative Services LLC, in its capacity as collateral agent, a debenture granting a security interest in the assets of the Mortgagor described herein*;

(ix)	Event # 322657 Registration of Debenture under Document Number D322657*; and

(x)

Event # D300065 Registration of Debenture under Document Number D300065 in the amount of $23,750,000.00 San Gold Corporation (the Mortgagor) has agreed to grant BAM Administrative Services LLC, in its capacity as collateral agent, a debenture granting a security interest in the assets of the Mortgagor described herein*.

Note: Asterisked items above were or will be discharged at or following closing of the acquisition of the Manitoba properties. Discharges to be confirmed.

D.	ONTARIO PROPERTIES

2.	Mines and Minerals Division of the Ministry of Northern Development and Mines (Ontario) registrations:

LIENS, ENCUMBRANCES AND OTHER REGISTRATIONS RECORDED AGAINST UNPATENTED CLAIMS:

PART ONE:

Date	Description	Instrument Number	Claims Affected
2011-Jun-15	Commissioner grants application for exclusion of surface rights from the mining claim and orders that such surface rights are hereby surrendered to the Crown	M1160.00127	947885
2011-Jun-15	Commissioner orders that	M1160.00128	947885

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

claim holder retain rights to access and work the mining rights, pursuant to the Mining Act
2012-Jan-20	Agreement: Opawica Explorations Inc. (177975) And Xstrata Canada Corporation (130679)	T1260.00016	3002972, 3002999, 3010654

PART TWO:

Date	Description	Instrument Number	Claims Affected
1987-Oct-02	Memo Of Agreement: Frank Zoebelein (A49486) and Frank Galata (A33969) File Number: 683/87	T8706.02363, T8706.02362

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074

1987-Oct-02	Dispute filed by Guy Thibault File Number D19/87	M8706.00281	833192
1988-Dec-06	Commissioner Issues Certificate of Interest	M8806.50042	1087474, 1087475, 1087476, 1087477, 996605, 996609
1989-Feb-07	Commissioner Issues Certificate of Interest	M8906.00006	1087474, 1087475, 1087476, 1087477, 996605, 996609
1989-Mar-02	Commissioner Continues Action of Certificate of Interest	M8906.00015	1087474, 1087475, 1087476, 1087477, 996605, 996609
1989-Mar-06	Pending Proceedings by Commissioner	M9006.00005

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074
1989-Mar-06	Notice of Hearing Before Mining and Lands Commissioner	O8906.00072

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 1087474, 1087475, 1087476, 1087477, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 996605, 996609

1991-Feb-12	Notice of Hearing Before Mining and Lands Commissioner	O9106.00063

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 1087474, 1087475, 1087476, 1087477, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 996605, 996609

1991-Apr-09	Notice of Hearing Before Mining and Lands Commissioner	O9160.00145

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

982291, 982292, 997233, 1087474, 1087475, 1087476, 1087477, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 996605, 996609

1996-Jul-09	Commissioner Vests 100.00 % Interest of Keefer Lake Resources Inc. (151197) in Galata Frank (134600)	O9660.00006

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 1087474, 1087475, 1087476, 1087477, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 996605, 996609

1996-Jul-09	Commissioner Vacates Certificate of Interest	M9660.00021	1087474, 1087475, 1087476, 1087477, 996605, 996609
1996-Jul-09	Pending Proceedings Removed	P9660.00014

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074

1998-Nov-18	Special Circumstances Apply	M9860.00072	947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 1087474, 1087475, 1087476, 1087477, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 996605, 996609

1999-Jan-22	Special Circumstances Removed	M9960.00001

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 1087474, 1087475, 1087476, 1087477, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 996605, 996609

1999-Jan-22	Special Circumstances Apply	M9960.00002

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 1087474, 1087475, 1087476, 1087477, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 996605, 996609

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

1999-Jan-22	Special Circumstances Removed	M9960.00003

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 1087474, 1087475, 1087476, 1087477, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 996605, 996609

2004-Feb-17	Commissioner's Order Removes Memo of Agreement: Zoebelein, Frank Joseph (211482) and Galata, Frank (134600)	T0460.00069 T0460.00068

947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 997233, 817604, 817605, 817608, 833192, 833195, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074

2014-Sep-08	Exploration Plan No. PL13- 10155 effective from 2013- May-30 to 2015-May-30 For the following activities: (Geophysical / Surveys, Line Cutting / LC)	J1460.00091

947837, 947842, 947845, 947848, 949908, 949912, 949913, 949924, 949925, 817604, 817605, 817608, 833195, 947864, 947865, 947866, 947867, 947871, 947872, 947876, 947879, 947880, 947882, 947885, 947888, 949074

2014-Oct-31	Exploration Permit No. PR13-10301 effective from 2013-Jun-03 to 2016-Jun-03 for the following activities: (Drilling / PDrill)	J1460.00470

947837, 947842, 947845, 947848, 949908, 949909, 949912, 949913, 949924, 949925, 817604, 817605, 817608, 833195, 947864, 947865, 947866, 947867, 947871, 947872, 947876, 947879, 947880, 947882, 947885, 947888, 949074

2016-Feb-09	Debenture/Mortgage/Security Interest: Klondex Canada	T1660.00046 T1610.00047	4208700, 4208701, 4208702, 4208703, 4208704, 4208705, 4208706, 4208707,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Ltd. (412887) and 7097914 Manitoba Ltd. (412699)

4208708, 4208709, 4212129, 4212130, 4212131, 4212132, 4212133, 4213420, 4213421, 4213422, 4213423, 4213424, 4213425, 4214238, 4219064, 4219065, 4219066, 4219067, 4219068, 4228981, 1247471, 1247472, 3012581, 4219025, 4219026, 4219027, 4219028, 4219029, 4219030, 4219031, 4219032, 4219033, 4219034, 4219035, 4219036, 4219037, 4219038, 4219039, 4219040, 4219041, 4219042, 817604, 817605, 817608, 833192, 833195, 947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 949904, 949905, 949906, 949907, 949908, 949909, 949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 996605, 996609, 997233, 1087474, 1087475, 1087476, 1087477, 4241345, 4241346, 4241347, 3010236, 3010237, 3002972, 3002999, 3010654

2016-Feb-09	Debenture/Mortgage/Security Interest: Klondex Canada Ltd. (412887) and Franco- Nevada GLW Holdings Corp. (412661)	T1660.00061 T1610.00062

4208700, 4208701, 4208702, 4208703, 4208704, 4208705, 4208706, 4208707, 4208708, 4208709, 4212129, 4212130, 4212131, 4212132, 4212133, 4213420, 4213421, 4213422, 4213423, 4213424, 4213425, 4214238, 4219064, 4219065, 4219066, 4219067, 4219068, 4228981, 1247471, 1247472, 3012581, 4219025, 4219026, 4219027, 4219028, 4219029, 4219030, 4219031, 4219032, 4219033, 4219034, 4219035, 4219036, 4219037, 4219038, 4219039, 4219040, 4219041, 4219042, 817604, 817605, 817608, 833192, 833195, 947837, 947838, 947839, 947840, 947841, 947842, 947843, 947844, 947845, 947846, 947847, 947848, 947849, 947850, 947851, 947852, 947853, 947854, 947858, 947863, 947864, 947865, 947866, 947867, 947869, 947870, 947871, 947872, 947873, 947874, 947875, 947876, 947877, 947878, 947879, 947880, 947881, 947882, 947885, 947886, 947887, 947888, 947889, 949074, 949904, 949905, 949906, 949907, 949908, 949909,

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

949910, 949911, 949912, 949913, 949914, 949915, 949921, 949922, 949923, 949924, 949925, 949928, 982288, 982289, 982290, 982291, 982292, 996605, 996609, 997233, 1087474, 1087475, 1087476, 1087477, 4241345, 4241346, 4241347, 3010236, 3010237, 3002972, 3002999, 3010654

LIENS, ENCUMBRANCES AND OTHER REGISTRATIONS RECORDED AGAINST COCHRANE PATENTED CLAIMS

Date	Description	Instrument Number	Properties Affected
2004-Nov-12	Notice of Letter Option Agreement between Dean Varley and Denton Resources Ltd., providing in part for a 1.5% net smelter royalty in the event that a feasibility study is reached	CB2685	PINs 65473-0179, 0181, 0183, 0185, 0187, 0189
2016-Feb-05	$16,000,000 Charge issued in favour of 7097914 Manitoba Ltd.	CB120498	PINs 65473-0179, 0181, 0183, 0185, 0187, 0189
2016-Feb-05	$50,000,000 Charge issued in favour of Franco-Nevada GLW Holdings Corp.	CB120499	PINs 65473-0179, 0181, 0183, 0185, 0187, 0189

3.      All encumbrances registered at the Winnipeg Land Titles Office in relation to the real property described in Schedule "H" hereto are Encumbrances.

4.     All encumbrances registered or to be registered in favour of 7097914 Manitoba Ltd. including the debenture dated January 21, 2016 granted by Klondex Canada Ltd. in connection with the promissory note dated January 21, 2016 from Klondex Canada Ltd.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE E

Indebtedness

The following is a list of all Indebtedness of each Obligor as of the date hereof:

Klondex Mines Ltd.

•	Delivery of 23,333 gold ounces under the gold purchase agreement dated February 11, 2014 between Franco-Nevada GLW Holdings Corp. and Klondex Mines Ltd.

0985472 B.C. Ltd.

•	Nil

Klondex Canada Ltd.

•

US$12,000,000 principal amount senior secured vendor take-back promissory note dated January 21, 2016 in favour of 7097914 Manitoba Ltd., which note is payable in three installments of US$4,000,000, with the first installment due February 4, 2017, the second installment due February 4, 2018, and the third installment due February 4, 2019. The note bears interest at 4% payable monthly. The obligations under this promissory note are secured by the Purchased Assets (as defined in the asset purchase agreement dated December 16, 2015 among, Klondex Canada Ltd., 7097914 Manitoba Ltd., and Klondex Mines Ltd.). The note is open to pre-payment without penalty.

Klondex Holdings (USA) Inc.

•	CDN$34,800,391 owing under the promissory note dated February 6, 2014 in favour of Klondex Mines Ltd., which note is repayable on demand and bears interest at 3.0% payable semi- annually.

•	US$68,447,959 owing under the promissory note dated February 11, 2014 in favour of Klondex Mines Ltd., which note is repayable on demand and bears interest at 3.0% payable semi- annually.

•

US$3,399,328 owing under the promissory note dated February 11, 2014 in favour of Klondex Mines Ltd., with a maturity of 5 years and bearing interest at 3.5% with 20% of the initial principal amount payable annually and open to pre-payment without penalty.

Klondex Gold & Silver Mining Company

•	Nil

Klondex Midas Holdings Limited

•	Nil

Klondex Midas Operations Inc.

•	Nil

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE F

Closing Deliveries

1.	Certificate of Good Standing for the Borrower, 0985472 B.C. Ltd., and Klondex Canada Ltd. dated on or about the Closing Date from the Registrar of Companies for British Columbia
2.

Certificate of Good Standing (Nevada) dated on or about the Closing Date for each of:
(a) Klondex Holdings (USA) Inc.,
(b) Klondex Midas Holdings Limited,
(c) Klondex Midas Operations Inc., and
(d) Klondex Gold and Silver Mining Company

3.

Officer’s Certificate of the Borrower including (i) certified copies of the Articles and Notice of Articles of the Borrower, (ii) certified copy of the resolutions of the board of directors of the Borrower approving matters relating to the Facility Agreement (including without limitation, the granting of all security in connection therewith) and (iii) incumbency certificate of Borrower

4.

Officer’s Certificate for each of the Guarantors including (i) certified copies of the Certificate of Incorporation and By-laws (or equivalent) of the Guarantors, (ii) certified copy of the resolutions of the board of directors of the Guarantors, approving matters relating to the Facility Agreement (including without limitation, the granting of all security in connection therewith) and (iii) incumbency certificate of the Guarantors

5.	Facility Agreement
6.	Guarantee by Klondex Canada Ltd. in favour of Security Agent
7.	Guarantee by 0985472 B.C. Ltd. in favour of Security Agent
8.	Guarantee by Klondex Gold and Silver Mining Company in favour of Security Agent
9.	Guarantee by Klondex Holdings (USA) Inc. in favour of Security Agent
10.	Guarantee by Klondex Midas Holdings Limited in favour of Security Agent
11.	Guarantee by Klondex Midas Operations Inc. in favour of Security Agent
12.	ISDA Schedule
13.	Intercreditor Agreement
14.	Ontario Opinion of Bennett Jones LLP addressed to Security Agent
15.	B.C. Opinion of Bennett Jones LLP as to certain corporate matters addressed to Security Agent
16.	Opinion of Dorsey & Whitney LLP addressed to Security Agent in respect of the Guarantors
17.	Opinion of Erwin & Thompson LLP addressed to Security Agent in respect of the Guarantors
18.	Title Opinion of Erwin & Thompson LLP addressed to Security Agent in respect of Nevada properties
19.	Perfection Certificate

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

20.	General Security Agreement (BC law) issued by the Borrower in favour of Security Agent
21.	General Security Agreement (BC law) issued by Klondex Canada Ltd. in favour of Security Agent
22.	General Security Agreement (BC law) issued by 0985472 B.C. Ltd. in favour of Security Agent
23.	Debenture (MB law) issued by Klondex Canada Ltd. in favour of Security Agent
24.	Debenture (ON law) issued by Klondex Canada Ltd. in favour of Security Agent
25.	First Lien US Security Agreement (US law) issued by Klondex Gold & Silver Mining Company in favour of Security Agent
26.	First Lien US Security Agreement (US law) issued by Klondex Holdings (USA) Inc. in favour of Security Agent
27.	First Lien US Security Agreement (US law) issued by Klondex Midas Holdings Limited in favour of Security Agent
28.	First Lien US Security Agreement (US law) issued by Klondex Midas Operations Inc. in favour of Security Agent
29.	Securities Pledge Agreement (BC law) executed and delivered by Borrower in favour of Security Agent
30.	Securities Pledge Agreement (BC law) executed and delivered by 0985472 B.C. Ltd. in favour of Security Agent
31.	Securities Pledge Agreement (US law) executed and delivered by Klondex Holdings (USA) Inc. in favour of Security Agent
32.	Securities Pledge Agreement (US law) executed and delivered by the Klondex Midas Holdings Limited in favour of Security Agent
33.	Delivery of Undated Blank Stock Transfer Powers
34.	PPSA Financing Statement registered against Borrower and in the Province of British Columbia
35.	PPSA Financing Statement registered against 0985472 B.C. Ltd. in the Province of British Columbia
36.	PPSA Financing Statement registered against Klondex Canada Ltd. in the Province of British Columbia, Manitoba and Ontario
37.	UCC Financing Statement registered against the U.S. Guarantors in the State of Nevada
38.	UCC Financing Statement registered against the Guarantors in the District of Columbia
39.	Blocked Account Agreement with each Canadian Guarantor and the Bank of Montreal (Post-Closing Deliverable)
40.	Deposit Account Control Agreement with each U.S. Guarantor and the Bank of America (Post-Closing Deliverable)
41.	Deed of Trust, Assignment of Leases and Rents and Security Agreement issued by U.S. Guarantors

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

42.	Environmental Indemnity Agreement issued by U.S. Guarantors
43.	Property and General Liability Insurance Certificates with Lender as Loss Payee and Additional Insured
44.	Title Insurance for the Charged Property
45.	Subordination Agreement with 7097914 Manitoba Ltd.
46.	Any additional closing deliverables as listed in the Closing Agenda attached hereto

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE G

Capitalization

Subsidiary	Class of securities	Number of securities	Cert #	Rights/warrants/etc?
0985472 B.C. Ltd.	Common	1,304,209	1, 2, 3	N/A
Klondex Canada Ltd.	Common	1,000,100	C-1, 1	N/A
Klondex Holdings (USA) Inc.	Common	117,833	003, 004	N/A
Klondex Gold & Silver Mining Company	Common	500,000	2	N/A
Klondex Midas Holdings Limited	Common	1,095	4	N/A
Klondex Midas Operations Inc.	Common	25,000	4	N/A

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE H

Title to Properties; Liens

DESCRIPTION OF MIDAS PROPERTY

Title to Properties

1.	Fee Properties

The real property and property rights, situated in Elko County, Nevada, which is more particularly described as:

Township 38 North, Range 46 East, MDM, APN 004-250-0003
          approx. 40.9 acres owned by Newmont USA Limited
Section 2: NW4NW4

Township 39 North, Range 46 East, MDM, APN 004-260-03
          Surface and mineral estate (approximately 840 acres)
Section 9: E2NE4
Section 10: W2NW4, SW4
Section 22: E2N W4, SE4
Section 27: NE4, NE4NW4
Section 28: W2NW4
          Surface estate only (approximately 1.019 acres, commonly referred to as the Buckingham Lands)
Section 9: W2NE4, E2NW4
Section 15: E2W2, W2E2
Section 22: NE4
Section 28: W2SE4, E2SW4
Section 33: NE4
Section 34: SW4NW4, Lot 1

Midas Town Site Lots

Lot No.	Block No.	Assessor's Parcel No.
6-7	I (Gold Circle)	03-523-03-2
8		03-523-02-4
11-12	Q (Gold Circle)	03-526-01-9
1	S (Gold Circle)	03-521-05-1
2		03-521-04-4
1	W (Gold Circle)	03-513-03-3
3-16		03-513-01-7

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

2.	Patented Mining Claims

Patent Name	M.S. No.	Patent No.	Assessor Parcel No.
Elko Prince Annex Fraction	4034	314565	0PM- 314-056
Elko Prince No. 1
Elko Prince No. 2
Elko Prince No. 4 Fraction
Todd Fraction
Hanks Fraction
Little Willie Fraction
Merle
June Bell
June Belle Fraction
Water Witch No. 1 (E. Portion)	4192	567990	004-26C-004
Water Witch No. 2 (E. Portion)			004-26C-008
Water Witch No. 3			0PM-567-099
Water Witch No. 4
Water Witch Fraction
Water Witch No. 1 (Parcel 1)			004-26C-001
Water Witch No. 1 (Parcel 2)			004-26C-002
Water Witch No. 1 (Parcel 3)			004-26C-003
Water Witch No. 2 (Parcel 4)			004-26C-005
Water Witch No. 2 (Parcel 5)			004-26C-006
Water Witch No. 2 (Parcel 6)			004-26C-007
Ripsaw No. 2	3991	298366	0PM-298-036
Gold Crown	3738	256016	0PM-256-001
Oversight Fraction (Portion)
Banner			0PM-560-016
Gift No. 1
Oversight Fraction (Portion)			0PM-060-016
Gift No. 2
Rabbit's Foot			0PM-256-006
Banner Fraction
Wedge			0PM-668-021
Old Judge No. 1	4327	668211
Sleeping Beauty	4666	1054830	0PM-373-058
Poor Man
Orphan Boy
Pan Handle
Pan Handle No. 2
Red Top
Orphan Boy No. 2
Little Dot
Sunset Fraction	4667	1037358
Hardscrabble No. 1	4356	827131	0PM-827-013
Hardscrabble No. 2
Hardscrabble Fraction

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

3.	Unpatented Mining Claims

Claim Name	Book & Page or Document No.		BLM Serial No.
ACME	41	89	27590
ACME NO. 1	41	279	27591
ACME NO. 2	42	165	27592
ACME NO. 3	42	166	27593
DOT LODE	43	483	27594
DOT LODE #2	135	551	27596
DOT LODE NO. 4	100	523	27597
MARTY	366	156	218384
DOT LODE #1	472	575	321676
MIDAS 110	838	347	687827
MIDAS NO. 13	838	332	687851
MIDAS 14	838	333	687852
MIDAS 15	838	334	687853
MIDAS 16	838	335	687854
MIDAS 30	838	306	687857
MIDAS 33	838	462	687860
MIDAS NO. 34	838	463	687861
MIDAS 35	838	309	687862
MIDAS 36	838	310	687863
MIDAS 37	838	311	687864
MIDAS 38	838	312	687865
MIDAS 39	838	313	687866
MIDAS 40	838	314	687867
MIDAS 41	838	315	687868
MIDAS 81	838	345	687871
MIDAS 94	838	318	687872
MIDAS 96	838	464	687874
MIDAS 114	838	351	687876
MIDAS 115	838	352	687877
MIDAS 118	838	355	687878
MIDAS 119	838	356	687879
MIDAS 121	838	358	687880
MIDAS 122	838	359	687881
MIDAS 123	838	360	687882
MIDAS 124	838	361	687883
MIDAS 125	838	362	687884
MIDAS 126	838	363	687885
MIDAS 127	838	364	687886
MIDAS 128	838	365	687887
MIDAS 129	838	366	687888
MIDAS 130	838	367	687889
MIDAS NO.131	838	466	687890
MIDAS NO.132	838	467	687891

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS NO.133	838	468	687892
MIDAS NO.134	838	469	687893
MIDAS 135	838	470	687894
MIDAS 136	838	471	687895
MIDAS NO.137	838	472	687896
MIDAS 138	838	473	687897
MIDAS 139	838	474	687898
MIDAS 140	838	475	687899
MIDAS 141	838	476	687900
MIDAS 142	838	477	687901
MIDAS 143	838	478	687902
MIDAS 144	838	479	687903
MIDAS 146	838	481	687905
MIDAS 147	838	482	687906
MIDAS 148	838	483	687907
MIDAS 149	838	484	687908
MIDAS 150	838	485	687909
MIDAS 151	838	486	687910
MIDAS 152	838	487	687911
MIDAS 153	838	488	687912
MIDAS 154	838	814	687913
MIDAS 1R	840	886	692622
MIDAS 2R	840	887	692623
MIDAS 3R	840	888	692624
MIDAS 4R	840	889	692625
MIDAS 5R	840	890	692626
MIDAS 6R	840	891	692627
MIDAS 7R	840	892	692628
MIDAS 8R	840	893	692629
MIDAS 9R	840	894	692630
MIDAS 10R	840	895	692631
MIDAS NO.11R	840	896	692632
MIDAS 12R	840	897	692633
MIDAS 17R	840	898	692634
MIDAS 18R	840	899	692635
MIDAS 19R	840	900	692636
MIDAS 20R	840	901	692637
MIDAS 21R	840	902	692638
MIDAS 22R	840	903	692639
MIDAS 23R	840	904	692640
MIDAS 25R	840	905	692641
MIDAS 27R	840	907	692643
MIDAS 28R	840	908	692644

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 109R	840	909	692645
MIDAS 111R	840	910	692646
MIDAS NO.112R	840	911	692647
MIDAS NO.113R	840	912	692648
MIDAS 116R	840	913	692649
MIDAS 117R	840	914	692650
MIDAS 155	853	939	699982
MIDAS 156	853	940	699983
MIDAS 157	853	941	699984
MIDAS 158	853	942	699985
MIDAS # 165	878	163	709778
MIDAS # 166	878	164	709779
MIDAS # 167	878	165	709780
MIDAS # 168	878	166	709781
MIDAS # 169	878	167	709782
MIDAS # 170	878	168	709783
MIDAS # 171	878	169	709784
MIDAS # 172	878	170	709785
MIDAS # 173	878	171	709786
MIDAS # 174	878	172	709787
AMSTERDAM # 1	879	937	710875
AMSTERDAM # 2	879	938	710876
AMSTERDAM # 3	879	939	710877
AMSTERDAM # 4	879	940	710878
AMSTERDAM # 5	879	941	710879
AMSTERDAM # 6	879	942	710880
AMSTERDAM # 7	879	943	710881
AMSTERDAM # 8	879	944	710882
AMSTERDAM # 9	879	945	710883
AMSTERDAM # 10	879	946	710884
AMSTERDAM # 11	879	947	710885
AMSTERDAM # 12	879	948	710886
AMSTERDAM # 13	879	949	710887
AMSTERDAM # 14	879	950	710888
AMSTERDAM # 15	879	951	710889
AMSTERDAM # 16	879	952	710890
AMSTERDAM # 17	879	953	710891
AMSTERDAM # 18	879	954	710892
AMSTERDAM # 19	879	955	710893
AMSTERDAM # 20	879	956	710894
AMSTERDAM # 21	879	957	710895
AMSTERDAM # 22	879	958	710896
AMSTERDAM # 23	879	959	710897

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 24	879	960	710898
AMSTERDAM # 25	879	961	710899
AMSTERDAM # 26	879	962	710900
AMSTERDAM # 27	879	963	710901
AMSTERDAM # 28	879	964	710902
AMSTERDAM # 29	879	965	710903
AMSTERDAM # 30	879	966	710904
AMSTERDAM # 31	879	967	710905
AMSTERDAM # 32	879	968	710906
AMSTERDAM # 33	879	969	710907
AMSTERDAM # 34	879	970	710908
AMSTERDAM # 35	879	971	710909
AMSTERDAM # 36	879	972	710910
AMSTERDAM # 37	879	973	710911
AMSTERDAM # 38	879	974	710912
AMSTERDAM # 39	879	975	710913
AMSTERDAM # 40	879	976	710914
AMSTERDAM # 41	879	977	710915
AMSTERDAM # 42	879	978	710916
AMSTERDAM # 43	879	979	710917
AMSTERDAM # 44	879	980	710918
AMSTERDAM # 45	879	981	710919
AMSTERDAM # 46	879	982	710920
AMSTERDAM # 47	879	983	710921
AMSTERDAM # 48	879	984	710922
AMSTERDAM # 49	879	985	710923
AMSTERDAM # 50	879	986	710924
AMSTERDAM # 51	879	987	710925
AMSTERDAM # 52	879	988	710926
AMSTERDAM # 53	879	989	710927
AMSTERDAM # 54	879	990	710928
AMSTERDAM # 55	879	991	710929
AMSTERDAM # 56	879	992	710930
AMSTERDAM # 57	879	993	710931
AMSTERDAM # 58	879	994	710932
AMSTERDAM # 59	879	995	710933
AMSTERDAM # 60	879	996	710934
AMSTERDAM # 61	880	1	710935
AMSTERDAM # 62	880	2	710936
AMSTERDAM # 63	880	3	710937
AMSTERDAM # 64	880	4	710938
AMSTERDAM # 65	880	5	710939
AMSTERDAM # 66	880	6	710940

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 67	880	7	710941
AMSTERDAM # 68	880	8	710942
AMSTERDAM # 69	880	9	710943
AMSTERDAM # 70	880	10	710944
AMSTERDAM # 71	880	11	710945
AMSTERDAM # 72	880	12	710946
AMSTERDAM # 73	880	13	710947
AMSTERDAM # 74	880	14	710948
AMSTERDAM # 75	880	15	710949
AMSTERDAM # 76	880	16	710950
AMSTERDAM # 77	880	17	710951
AMSTERDAM # 78	880	18	710952
AMSTERDAM # 79	880	19	710953
AMSTERDAM # 80	880	20	710954
AMSTERDAM # 81	880	21	710955
AMSTERDAM # 82	880	22	710956
AMSTERDAM # 83	880	23	710957
AMSTERDAM # 84	880	24	710958
AMSTERDAM # 85	880	25	710959
AMSTERDAM # 86	880	26	710960
AMSTERDAM # 87	880	27	710961
AMSTERDAM # 88	880	28	710962
AMSTERDAM # 89	880	29	710963
AMSTERDAM # 90	880	30	710964
AMSTERDAM # 91	880	31	710965
AMSTERDAM # 92	880	32	710966
AMSTERDAM # 93	880	33	710967
AMSTERDAM # 94	880	34	710968
AMSTERDAM # 95	880	35	710969
AMSTERDAM # 96	880	36	710970
MIDAS # 181	881	86	712502
MIDAS # 182	881	87	712503
MIDAS # 183	881	88	712504
MIDAS # 184	881	89	712505
MIDAS # 185	881	90	712506
MIDAS # 186	881	91	712507
MIDAS # 187	881	92	712508
MIDAS # 188	881	93	712509
MIDAS # 191	881	96	712512
MIDAS # 192	881	97	712513
MIDAS # 193	881	98	712514
MIDAS # 194	881	99	712515
MIDAS # 195	881	100	712516

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 196	881	101	712517
MIDAS # 197	881	102	712518
MIDAS # 198	881	103	712519
MIDAS # 199	881	104	712520
MIDAS # 200	881	105	712521
MIDAS # 201	881	106	712522
MIDAS # 202	881	107	712523
MIDAS # 203	881	108	712524
MIDAS # 204	881	109	712525
MIDAS # 205	881	110	712526
MIDAS # 206	881	111	712527
MIDAS # 207	881	112	712528
MIDAS # 208	881	113	712529
MIDAS # 209	881	114	712530
MIDAS # 210	881	115	712531
MIDAS # 211	881	116	712532
MIDAS # 212	881	117	712533
MIDAS # 213	881	118	712534
MIDAS # 214	881	119	712535
MIDAS # 215	881	120	712536
MIDAS # 216	881	121	712537
MIDAS # 217	881	122	712538
MIDAS # 218	881	123	712539
MIDAS # 219	881	124	712540
MIDAS # 220	881	125	712541
MIDAS # 221	881	126	712542
MIDAS # 222	881	127	712543
MIDAS # 269	881	128	712544
MIDAS # 270	881	129	712545
MIDAS # 271	881	130	712546
MIDAS # 272	881	131	712547
MIDAS # 273	881	132	712548
MIDAS # 274	881	133	712549
MIDAS # 275	881	134	712550
MIDAS # 276	881	135	712551
MIDAS # 277	881	136	712552
MIDAS # 278	881	137	712553
MIDAS # 280	881	139	712555
MIDAS # 282	881	141	712557
MIDAS # 284	881	143	712559
MIDAS # 285	881	144	712560
MIDAS # 287	881	146	712562
MIDAS 243	882	82	712882

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 244	882	83	712883
MIDAS # 245	882	84	712884
MIDAS #246	882	85	712885
MIDAS 247	882	86	712886
MIDAS 248	882	87	712887
MIDAS 249	882	88	712888
MIDAS 250	882	89	712889
MIDAS 251	882	90	712890
MIDAS 252	882	91	712891
MIDAS 253	882	92	712892
MIDAS 254	882	93	712893
MIDAS 255	882	94	712894
MIDAS 256	882	95	712895
MIDAS 288	882	96	712896
MIDAS 289	882	97	712897
MIDAS 290	882	98	712898
AMSTERDAM FRACTION #1	883	541	713546
AMSTERDAM FRACTION #2	883	542	713547
MIDAS 257	883	553	713554
MIDAS 258	883	554	713555
MIDAS 259	883	555	713556
MIDAS 260	883	556	713557
MIDAS 261	883	557	713558
MIDAS #262	883	558	713559
MIDAS 263	883	559	713560
MIDAS 264	883	560	713561
MIDAS 325	883	564	713569
MIDAS 326	883	565	713570
MIDAS NO. 223	885	190	714056
MIDAS NO. 224	885	191	714057
MIDAS NO. 225	885	192	714058
MIDAS NO. 226	885	193	714059
MIDAS NO. 227	885	194	714060
MIDAS 228	885	195	714061
MIDAS 229	885	196	714062
MIDAS 230	885	197	714063
AMSTERDAM # 99	897	643	717737
AMSTERDAM # 100	897	644	717738
AMSTERDAM # 101	897	645	717739
AMSTERDAM # 102	897	646	717740
AMSTERDAM # 103	897	647	717741
AMSTERDAM # 104	897	648	717742
AMSTERDAM # 105	897	649	717743

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 106	897	650	717744
AMSTERDAM # 107	897	651	717745
AMSTERDAM # 108	897	652	717746
AMSTERDAM # 112	897	656	717750
AMSTERDAM # 113	897	657	717751
AMSTERDAM # 114	897	658	717752
AMSTERDAM # 115	897	659	717753
AMSTERDAM # 117	897	661	717755
AMSTERDAM # 119	897	663	717757
AMSTERDAM # 123	897	667	717761
AMSTERDAM # 124	897	668	717762
AMSTERDAM # 125	897	669	717763
AMSTERDAM # 126	897	670	717764
AMSTERDAM # 127	897	671	717765
AMSTERDAM 128	897	672	717766
AMSTERDAM # 129	897	673	717767
AMSTERDAM # 130	897	674	717768
AMSTERDAM # 131	897	675	717769
AMSTERDAM # 132	897	676	717770
AMSTERDAM # 133	897	677	717771
AMSTERDAM # 134	897	678	717772
AMSTERDAM # 135	897	679	717773
AMSTERDAM # 136	897	680	717774
AMSTERDAM # 139	897	683	717777
AMSTERDAM # 140	897	684	717778
AMSTERDAM # 141	897	685	717779
AMSTERDAM # 142	897	686	717780
AMSTERDAM # 143	897	687	717781
AMSTERDAM # 144	897	688	717782
AMSTERDAM # 146	897	690	717784
AMSTERDAM # 147	897	691	717785
AMSTERDAM # 148	897	692	717786
AMSTERDAM # 149	897	693	717787
AMSTERDAM # 150	897	694	717788
AMSTERDAM # 151	897	695	717789
AMSTERDAM # 152	897	696	717790
AMSTERDAM # 153	897	697	717791
AMSTERDAM # 154	897	698	717792
AMSTERDAM # 155	897	699	717793
AMSTERDAM # 156	897	700	717794
AMSTERDAM # 157	897	701	717795
AMSTERDAM # 158	897	702	717796
AMSTERDAM # 159	897	703	717797

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 160	897	704	717798
AMSTERDAM # 161	897	705	717799
AMSTERDAM # 162	897	706	717800
AMSTERDAM # 163	897	707	717801
AMSTERDAM # 164	897	708	717802
AMSTERDAM # 165	897	709	717803
AMSTERDAM # 168	897	712	717806
AMSTERDAM # 169	897	713	717807
AMSTERDAM # 170	897	714	717808
AMSTERDAM # 171	897	715	717809
AMSTERDAM # 172	897	716	717810
AMSTERDAM # 176	902	267	718844
AMSTERDAM # 177	902	268	718845
AMSTERDAM # 178	902	269	718846
AMSTERDAM # 179	902	270	718847
AMSTERDAM # 180	902	271	718848
AMSTERDAM # 181	902	272	718849
AMSTERDAM # 182	902	273	718850
AMSTERDAM # 183	902	274	718851
AMSTERDAM # 184	902	275	718852
AMSTERDAM # 185	902	276	718853
MIDAS #231	902	253	718854
MIDAS #232	902	254	718855
MIDAS #233	902	255	718856
MIDAS #234	902	256	718857
MIDAS #235	902	257	718858
MIDAS #236	902	258	718859
MIDAS #237	902	259	718860
MIDAS #238	902	260	718861
MIDAS #239	902	261	718862
MIDAS #240	902	262	718863
MIDAS #241	902	263	718864
MIDAS #242	902	264	718865
MIDAS #349	902	265	718866
MIDAS #350	902	266	718867
AMSTERDAM # 188	909	855	721420
AMSTERDAM # 189	909	856	721421
AMSTERDAM # 190	909	857	721422
AMSTERDAM # 191	909	858	721423
AMSTERDAM # 192	909	859	721424
AMSTERDAM # 193	909	860	721425
AMSTERDAM # 194	909	861	721426
AMSTERDAM 195	909	862	721427

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 197	909	864	721429
AMSTERDAM # 198	909	865	721430
AMSTERDAM # 199	909	866	721431
AMSTERDAM # 200	909	867	721432
AMSTERDAM # 201	909	868	721433
AMSTERDAM # 202	909	869	721434
AMSTERDAM # 203	909	870	721435
AMSTERDAM # 204	909	871	721436
AMSTERDAM # 205	909	872	721437
AMSTERDAM # 206	909	873	721438
AMSTERDAM # 207	909	874	721439
AMSTERDAM # 208	909	875	721440
AMSTERDAM # 209	909	876	721441
AMSTERDAM # 210	909	877	721442
AMSTERDAM # 211	909	878	721443
AMSTERDAM # 212	909	879	721444
AMSTERDAM # 213	909	880	721445
AMSTERDAM # 214	909	881	721446
AMSTERDAM # 215	909	882	721447
AMSTERDAM # 216	909	883	721448
AMSTERDAM # 217	909	884	721449
AMSTERDAM # 218	909	885	721450
AMSTERDAM # 219	909	886	721451
AMSTERDAM # 220	909	887	721452
AMSTERDAM # 221	909	888	721453
AMSTERDAM # 222	909	889	721454
AMSTERDAM # 223	909	890	721455
AMSTERDAM # 224	909	891	721456
AMSTERDAM # 225	909	892	721457
AMSTERDAM # 226	909	893	721458
AMSTERDAM # 227	909	894	721459
AMSTERDAM # 228	909	895	721460
AMSTERDAM # 229	909	896	721461
AMSTERDAM # 230	909	897	721462
AMSTERDAM # 231	909	898	721463
AMSTERDAM # 232	909	899	721464
AMSTERDAM # 233	909	900	721465
AMSTERDAM # 234	909	901	721466
AMSTERDAM # 235	909	902	721467
AMSTERDAM # 236	909	903	721468
AMSTERDAM # 237	909	904	721469
AMSTERDAM # 238	909	905	721470
AMSTERDAM # 239	909	906	721471

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 240	909	907	721472
AMSTERDAM # 241	909	908	721473
AMSTERDAM # 242	909	909	721474
AMSTERDAM # 243	909	910	721475
AMSTERDAM # 244	909	911	721476
AMSTERDAM # 245	909	912	721477
AMSTERDAM # 246	909	913	721478
AMSTERDAM # 247	909	914	721479
AMSTERDAM # 248	909	915	721480
AMSTERDAM # 249	909	916	721481
AMSTERDAM # 250	909	917	721482
AMSTERDAM # 251	909	918	721483
AMSTERDAM # 252	909	919	721484
AMSTERDAM # 253	909	920	721485
AMSTERDAM # 254	909	921	721486
AMSTERDAM # 255	909	922	721487
AMSTERDAM # 256	909	923	721488
AMSTERDAM # 257	909	924	721489
AMSTERDAM # 258	909	925	721490
AMSTERDAM # 259	909	926	721491
AMSTERDAM # 260	909	927	721492
AMSTERDAM # 261	909	928	721493
AMSTERDAM # 262	909	929	721494
AMSTERDAM # 263	909	930	721495
AMSTERDAM # 264	909	931	721496
AMSTERDAM # 265	909	932	721497
AMSTERDAM # 266	909	933	721498
AMSTERDAM # 267	909	934	721499
AMSTERDAM # 268	909	935	721500
AMSTERDAM # 269	909	936	721501
AMSTERDAM # 270	909	937	721502
AMSTERDAM # 271	909	938	721503
AMSTERDAM # 272	909	939	721504
AMSTERDAM # 273	909	940	721505
AMSTERDAM # 274	909	941	721506
AMSTERDAM # 275	909	942	721507
AMSTERDAM # 276	909	943	721508
AMSTERDAM # 277	909	944	721509
AMSTERDAM # 278	909	945	721510
AMSTERDAM # 279	909	946	721511
AMSTERDAM # 280	909	947	721512
AMSTERDAM # 281	909	948	721513
AMSTERDAM # 282	909	949	721514

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 283	909	950	721515
AMSTERDAM # 284	910	1	721516
AMSTERDAM # 285	910	2	721517
AMSTERDAM # 286	910	3	721518
AMSTERDAM # 287	910	4	721519
AMSTERDAM # 288	910	5	721520
AMSTERDAM # 289	910	6	721521
AMSTERDAM # 290	910	7	721522
AMSTERDAM # 291	910	8	721523
AMSTERDAM # 292	910	9	721524
AMSTERDAM # 293	910	10	721525
AMSTERDAM # 294	910	11	721526
AMSTERDAM # 295	910	12	721527
AMSTERDAM # 296	910	13	721528
AMSTERDAM # 297	910	14	721529
AMSTERDAM # 298	910	15	721530
AMSTERDAM # 299	910	16	721531
AMSTERDAM # 300	910	17	721532
AMSTERDAM # 303	910	20	721535
AMSTERDAM # 304	910	21	721536
AMSTERDAM # 305	910	22	721537
AMSTERDAM # 306	910	23	721538
AMSTERDAM # 307	910	24	721539
AMSTERDAM # 308	910	25	721540
AMSTERDAM # 309	910	26	721541
AMSTERDAM # 310	910	27	721542
AMSTERDAM # 311	910	28	721543
AMSTERDAM # 312	910	29	721544
AMSTERDAM # 313	910	30	721545
AMSTERDAM # 314	910	31	721546
AMSTERDAM # 315	910	32	721547
AMSTERDAM # 316	910	33	721548
AMSTERDAM # 317	910	34	721549
AMSTERDAM # 318	910	35	721550
AMSTERDAM # 319	910	36	721551
AMSTERDAM # 320	910	37	721552
AMSTERDAM # 321	910	38	721553
AMSTERDAM # 322	910	39	721554
AMSTERDAM # 323	910	40	721555
AMSTERDAM # 324	910	41	721556
AMSTERDAM # 325	910	42	721557
AMSTERDAM # 326	910	43	721558
AMSTERDAM # 327	910	44	721559

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 328	910	45	721560
AMSTERDAM # 329	910	46	721561
AMSTERDAM # 330	910	47	721562
AMSTERDAM # 331	910	48	721563
AMSTERDAM # 332	910	49	721564
AMSTERDAM # 333	910	50	721565
AMSTERDAM # 334	910	51	721566
AMSTERDAM # 335	910	52	721567
AMSTERDAM # 336	910	53	721568
AMSTERDAM # 337	910	54	721569
AMSTERDAM # 338	910	55	721570
AMSTERDAM # 339	910	56	721571
AMSTERDAM # 340	910	57	721572
AMSTERDAM # 341	910	58	721573
AMSTERDAM # 342	910	59	721574
AMSTERDAM # 343	910	60	721575
AMSTERDAM # 344	910	61	721576
AMSTERDAM # 345	910	62	721577
AMSTERDAM # 346	910	63	721578
AMSTERDAM # 347	910	64	721579
AMSTERDAM # 348	910	65	721580
AMSTERDAM # 349	910	66	721581
AMSTERDAM # 350	910	67	721582
AMSTERDAM # 351	910	68	721583
AMSTERDAM # 352	910	69	721584
AMSTERDAM # 353	910	70	721585
AMSTERDAM # 354	910	71	721586
AMSTERDAM # 355	910	72	721587
AMSTERDAM # 356	910	73	721588
AMSTERDAM # 357	910	74	721589
AMSTERDAM # 358	910	75	721590
AMSTERDAM # 359	910	76	721591
AMSTERDAM # 360	910	77	721592
AMSTERDAM # 361	910	78	721593
AMSTERDAM # 362	910	79	721594
AMSTERDAM # 363	910	80	721595
AMSTERDAM # 364	910	81	721596
AMSTERDAM # 365	910	82	721597
AMSTERDAM # 366	910	83	721598
AMSTERDAM # 367	910	84	721599
AMSTERDAM # 368	910	85	721600
AMSTERDAM # 369	910	86	721601
AMSTERDAM # 370	910	87	721602

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 371	910	88	721603
AMSTERDAM # 372	910	89	721604
AMSTERDAM # 373	910	90	721605
AMSTERDAM # 374	910	91	721606
AMSTERDAM # 375	910	92	721607
AMSTERDAM # 376	910	93	721608
AMSTERDAM # 377	910	94	721609
AMSTERDAM # 378	910	95	721610
AMSTERDAM # 379	910	96	721611
AMSTERDAM # 380	910	97	721612
MIDAS #353	910	101	721616
MIDAS #354	910	102	721617
MIDAS #355	910	103	721618
MIDAS #356	910	104	721619
MIDAS #357	910	105	721620
MIDAS #358	910	106	721621
MIDAS # 359	910	107	721622
MIDAS # 360	910	108	721623
MIDAS # 361	910	109	721624
MIDAS # 362	910	110	721625
MIDAS # 363	910	111	721626
MIDAS # 364	910	112	721627
MIDAS # 365	910	113	721628
MIDAS # 366	910	114	721629
MIDAS # 367	910	115	721630
MIDAS # 368	910	116	721631
MIDAS # 369	910	117	721632
MIDAS # 370	910	118	721633
MIDAS # 371	910	119	721634
MIDAS # 372	910	120	721635
MIDAS # 373	910	121	721636
MIDAS # 374	910	122	721637
MIDAS # 375	910	123	721638
MIDAS # 376	910	124	721639
MIDAS # 377	910	125	721640
MIDAS # 378	910	126	721641
MIDAS # 379	910	127	721642
MIDAS # 380	910	128	721643
MIDAS # 381	910	129	721644
MIDAS # 382	910	130	721645
MIDAS # 383	910	131	721646
MIDAS # 384	910	132	721647
MIDAS # 385	910	133	721648

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 386	910	134	721649
MIDAS # 387	910	135	721650
MIDAS # 388	910	136	721651
MIDAS # 389	910	137	721652
MIDAS # 390	910	138	721653
MIDAS # 391	910	139	721654
MIDAS # 392	910	140	721655
MIDAS # 393	910	141	721656
MIDAS # 394	910	142	721657
MIDAS # 395	910	143	721658
MIDAS # 396	910	144	721659
MIDAS # 397	910	145	721660
MIDAS # 398	910	146	721661
MIDAS # 399	910	147	721662
MIDAS # 400	910	148	721663
MIDAS # 401	910	149	721664
MIDAS # 402	910	150	721665
MIDAS # 403	910	151	721666
MIDAS # 404	910	152	721667
MIDAS # 405	910	153	721668
MIDAS # 406	910	154	721669
MIDAS # 407	910	155	721670
MIDAS # 408	910	156	721671
MIDAS # 409	910	157	721672
MIDAS # 410	910	158	721673
MIDAS # 411	910	159	721674
MIDAS # 412	910	160	721675
MIDAS # 413	910	161	721676
MIDAS # 414	910	162	721677
MIDAS # 415	910	163	721678
MIDAS # 416	910	164	721679
MIDAS # 417	910	165	721680
MIDAS # 418	910	166	721681
MIDAS # 419	910	167	721682
MIDAS # 420	910	168	721683
MIDAS # 423	910	171	721686
MIDAS # 424	910	172	721687
MIDAS # 425	910	173	721688
MIDAS # 426	910	174	721689
MIDAS # 427	910	175	721690
MIDAS # 428	910	176	721691
MIDAS # 429	910	177	721692
MIDAS # 430	910	178	721693

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 431	910	179	721694
MIDAS # 432	910	180	721695
MIDAS # 433	910	181	721696
MIDAS # 434	910	182	721697
MIDAS # 435	910	183	721698
MIDAS # 436	910	184	721699
MIDAS # 437	910	185	721700
MIDAS # 438	910	186	721701
MIDAS # 439	910	187	721702
MIDAS # 440	910	188	721703
MIDAS # 441	910	189	721704
MIDAS # 442	910	190	721705
MIDAS # 443	910	191	721706
MIDAS # 444	910	192	721707
MIDAS # 445	910	193	721708
MIDAS # 446	910	194	721709
MIDAS # 447	910	195	721710
MIDAS # 448	910	196	721711
MIDAS # 449	910	197	721712
MIDAS # 450	910	198	721713
MIDAS # 451	910	199	721714
MIDAS # 452	910	200	721715
MIDAS # 453	910	201	721716
MIDAS # 454	910	202	721717
MIDAS # 455	910	203	721718
MIDAS 456	910	204	721719
MIDAS 457	910	205	721720
MIDAS 458	910	206	721721
MIDAS 459	910	207	721722
MIDAS # 460	910	208	721723
MIDAS # 461	910	209	721724
MIDAS # 462	910	210	721725
MIDAS # 463	910	211	721726
MIDAS # 464	910	212	721727
MIDAS # 465	910	213	721728
MIDAS # 466	910	214	721729
MIDAS 467	910	215	721730
MIDAS # 468	910	216	721731
MIDAS # 469	910	217	721732
MIDAS # 470	910	218	721733
MIDAS # 471	910	219	721734
MIDAS # 472	910	220	721735
MIDAS # 473	910	221	721736

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 474	910	222	721737
MIDAS # 475	910	223	721738
MIDAS # 476	910	224	721739
MIDAS # 477	910	225	721740
MIDAS # 478	910	226	721741
MIDAS # 479	910	227	721742
MIDAS # 480	910	228	721743
MIDAS # 481	910	229	721744
MIDAS # 482	910	230	721745
MIDAS # 483	910	231	721746
MIDAS # 484	910	232	721747
MIDAS # 506	910	254	721769
MIDAS # 507	910	255	721770
MIDAS # 508	910	256	721771
MIDAS # 509	910	257	721772
MIDAS # 543	910	291	721806
MIDAS # 544	910	292	721807
MIDAS # 545	910	293	721808
MIDAS # 546	910	294	721809
MIDAS # 547	910	295	721810
MIDAS # 548	910	296	721811
MIDAS # 549	910	297	721812
MIDAS # 550	910	298	721813
MIDAS # 583	910	331	721846
MIDAS # 584	910	332	721847
MIDAS # 585	910	333	721848
MIDAS # 586	910	334	721849
MIDAS # 588	910	336	721851
MIDAS # 623	910	371	721886
MIDAS # 624	910	372	721887
MIDAS # 625	910	373	721888
MIDAS # 626	910	374	721889
MIDAS # 627	910	375	721890
MIDAS # 628	910	376	721891
MIDAS # 629	910	377	721892
MIDAS # 630	910	378	721893
MIDAS # 631	910	379	721894
MIDAS # 632	910	380	721895
MIDAS # 633	910	381	721896
MIDAS # 634	910	382	721897
MIDAS # 635	910	383	721898
MIDAS # 636	910	384	721899
MIDAS # 637	910	385	721900

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 639	910	387	721902
MIDAS # 641	910	389	721904
MIDAS # 643	910	391	721906
MIDAS # 645	910	393	721908
MIDAS # 647	910	395	721910
MIDAS # 649	910	397	721912
MIDAS # 651	910	399	721914
MIDAS # 661	910	409	721924
MIDAS # 663	910	411	721926
MIDAS # 665	910	413	721928
MIDAS # 667	910	415	721930
MIDAS # 669	910	417	721932
MIDAS # 670	910	418	721933
MIDAS # 671	910	419	721934
MIDAS # 672	910	420	721935
MIDAS # 673	910	421	721936
MIDAS # 674	910	422	721937
MIDAS # 675	910	423	721938
MIDAS # 676	910	424	721939
MIDAS # 677	910	425	721940
MIDAS # 678	910	426	721941
MIDAS # 679	910	427	721942
MIDAS # 680	910	428	721943
MIDAS # 681	910	429	721944
MIDAS # 682	910	430	721945
MIDAS # 683	910	431	721946
MIDAS # 684	910	432	721947
MIDAS # 685	910	433	721948
MIDAS # 686	910	434	721949
MIDAS # 687	910	435	721950
MIDAS # 688	910	436	721951
MIDAS # 689	910	437	721952
MIDAS # 690	910	438	721953
MIDAS # 691	910	439	721954
MIDAS # 692	910	440	721955
MIDAS # 693	910	441	721956
MIDAS # 694	910	442	721957
MIDAS # 695	910	443	721958
MIDAS # 696	910	444	721959
MIDAS # 697	910	445	721960
MIDAS # 698	910	446	721961
MIDAS # 699	910	447	721962
MIDAS # 700	910	448	721963

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 701	910	449	721964
MIDAS # 702	910	450	721965
MIDAS # 703	910	451	721966
MIDAS # 704	910	452	721967
MIDAS # 705	910	453	721968
MIDAS # 706	910	454	721969
MIDAS # 707	910	455	721970
MIDAS # 708	910	456	721971
MIDAS # 709	910	457	721972
MIDAS # 710	910	458	721973
MIDAS # 711	910	459	721974
MIDAS # 712	910	460	721975
MIDAS # 713	910	461	721976
MIDAS # 714	910	462	721977
MIDAS # 715	910	463	721978
MIDAS # 716	910	464	721979
MIDAS # 717	910	465	721980
MIDAS # 718	910	466	721981
MIDAS # 719	910	467	721982
MIDAS # 720	910	468	721983
MIDAS # 721	910	469	721984
MIDAS # 722	910	470	721985
MIDAS # 723	910	471	721986
MIDAS # 724	910	472	721987
MIDAS # 725	910	473	721988
MIDAS # 726	910	474	721989
MIDAS # 727	910	475	721990
MIDAS # 728	910	476	721991
MIDAS # 729	910	477	721992
MIDAS # 730	910	478	721993
MIDAS # 731	910	479	721994
MIDAS # 732	910	480	721995
MIDAS # 733	910	481	721996
MIDAS # 734	910	482	721997
MIDAS # 735	910	483	721998
MIDAS # 736	910	484	721999
MIDAS # 737	910	485	722000
MIDAS # 738	910	486	722001
MIDAS # 739	910	487	722002
MIDAS # 740	910	488	722003
MIDAS # 741	910	489	722004
MIDAS # 742	910	490	722005
MIDAS # 743	910	491	722006

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 744	910	492	722007
MIDAS # 745	910	493	722008
MIDAS # 746	910	494	722009
MIDAS # 747	910	495	722010
MIDAS # 748	910	496	722011
MIDAS # 749	910	497	722012
MIDAS # 750	910	498	722013
MIDAS # 751	910	499	722014
MIDAS # 752	910	500	722015
MIDAS # 753	910	501	722016
MIDAS # 754	910	502	722017
MIDAS # 755	910	503	722018
MIDAS # 756	910	504	722019
MIDAS # 757	910	505	722020
MIDAS # 758	910	506	722021
MIDAS # 759	910	507	722022
MIDAS # 760	910	508	722023
MIDAS # 761	910	509	722024
MIDAS # 762	910	510	722025
MIDAS # 763	910	511	722026
MIDAS # 764	910	512	722027
MIDAS # 765	910	513	722028
MIDAS # 766	910	514	722029
MIDAS # 767	910	515	722030
MIDAS # 768	910	516	722031
MIDAS # 769	910	517	722032
MIDAS # 770	910	518	722033
MIDAS # 771	910	519	722034
MIDAS # 772	910	520	722035
MIDAS # 773	910	521	722036
MIDAS # 774	910	522	722037
MIDAS # 775	910	523	722038
MIDAS # 776	910	524	722039
MIDAS # 777	910	525	722040
MIDAS # 778	910	526	722041
MIDAS # 779	910	527	722042
MIDAS # 780	910	528	722043
MIDAS # 781	910	529	722044
MIDAS # 782	910	530	722045
MIDAS # 783	910	531	722046
MIDAS # 784	910	532	722047
MIDAS # 785	910	533	722048
MIDAS # 786	910	534	722049

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 787	910	535	722050
MIDAS # 788	910	536	722051
MIDAS # 789	910	537	722052
MIDAS # 790	910	538	722053
MIDAS # 791	910	539	722054
MIDAS # 792	910	540	722055
MIDAS # 793	910	541	722056
MIDAS # 794	910	542	722057
MIDAS # 795	910	543	722058
MIDAS # 796	910	544	722059
MIDAS # 798	910	546	722061
MIDAS # 809	910	557	722072
MIDAS # 810	910	558	722073
MIDAS # 811	910	559	722074
MIDAS # 812	910	560	722075
MIDAS # 813	910	561	722076
MIDAS # 814	910	562	722077
MIDAS # 815	910	563	722078
MIDAS # 816	910	564	722079
MIDAS # 817	910	565	722080
MIDAS # 818	910	566	722081
MIDAS # 819	910	567	722082
MIDAS # 820	910	568	722083
MIDAS # 821	910	569	722084
MIDAS # 822	910	570	722085
MIDAS # 823	910	571	722086
MIDAS # 824	910	572	722087
MIDAS # 825	910	573	722088
MIDAS # 826	910	574	722089
MIDAS # 827	910	575	722090
MIDAS # 828	910	576	722091
MIDAS # 829	910	577	722092
MIDAS # 830	910	578	722093
MIDAS # 831	910	579	722094
MIDAS # 832	910	580	722095
MIDAS # 841	910	589	722104
MIDAS # 842	910	590	722105
MIDAS # 843	910	591	722106
MIDAS # 845	910	593	722108
MIDAS # 846	910	594	722109
MIDAS # 847	910	595	722110
MIDAS # 848	910	596	722111
MIDAS # 849	910	597	722112

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS # 851	910	599	722114
MIDAS # 856	910	604	722119
MIDAS # 857	910	605	722120
MIDAS # 858	910	606	722121
MIDAS # 859	910	607	722122
MIDAS # 860	910	608	722123
MIDAS # 861	910	609	722124
MIDAS # 862	910	610	722125
MIDAS # 863	910	611	722126
MIDAS # 864	910	612	722127
MIDAS # 865	910	613	722128
MIDAS # 866	910	614	722129
MIDAS # 869	910	617	722132
MIDAS 870	915	61	723687
MIDAS 871	915	62	723688
MIDAS 872	915	63	723689
MIDAS # 873	915	64	723690
MIDAS 876	915	67	723693
MIDAS 877	915	68	723694
MIDAS # 882	915	73	723699
MIDAS # 883	915	74	723700
MIDAS # 884	915	75	723701
MIDAS # 885	915	76	723702
MIDAS # 886	915	77	723703
AMSTERDAM # 383	918	355	726451
AMSTERDAM # 384	918	356	726452
AMSTERDAM # 385	918	357	726453
AMSTERDAM # 386	918	358	726454
AMSTERDAM # 387	918	359	726455
AMSTERDAM # 388	918	360	726456
AMSTERDAM # 389	918	361	726457
AMSTERDAM # 390	918	362	726458
AMSTERDAM # 391	918	363	726459
AMSTERDAM # 392	918	364	726460
AMSTERDAM # 393	918	365	726461
AMSTERDAM # 394	918	366	726462
AMSTERDAM # 395	918	367	726463
AMSTERDAM # 396	918	368	726464
AMSTERDAM # 397	918	369	726465
AMSTERDAM # 398	918	370	726466
AMSTERDAM # 399	918	371	726467
AMSTERDAM # 400	918	372	726468
AMSTERDAM # 401	918	373	726469

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
AMSTERDAM # 402	918	374	726470
AMSTERDAM # 403	918	375	726471
AMSTERDAM # 404	918	376	726472
AMSTERDAM # 405	918	377	726473
AMSTERDAM # 406	918	378	726474
AMSTERDAM # 407	918	379	726475
AMSTERDAM # 408	918	380	726476
AMSTERDAM # 409	918	381	726477
AMSTERDAM # 410	918	382	726478
AMSTERDAM # 411	918	383	726479
MIDAS 889	944	358	740783
MIDAS 890	944	359	740784
MIDAS 891	944	360	740785
MIDAS 892	944	361	740786
ACME R	944	362	740787
ESMERALDA NO. 1R	944	364	740788
MIDAS 44R	945	568	741243
MIDAS 45R	945	569	741244
MIDAS 46R	945	570	741245
MIDAS 47R	945	571	741246
MIDAS 48R	945	572	741247
MIDAS 49R	945	573	741248
MIDAS 50R	945	574	741249
MIDAS 51R	945	575	741250
MIDAS 52R	945	576	741251
MIDAS 53R	945	577	741252
MIDAS 54R	945	578	741253
MIDAS 55R	945	579	741254
MIDAS 56R	945	580	741255
MIDAS 57R	945	581	741256
MIDAS 58R	945	582	741257
MIDAS 59R	945	583	741258
MIDAS 60R	945	584	741259
MIDAS 61R	945	585	741260
MIDAS 62R	945	586	741261
MIDAS 63R	945	587	741262
MIDAS 64R	945	588	741263
MIDAS 65R	945	589	741264
MIDAS 66R	945	590	741265
MIDAS 67R	945	591	741266
MIDAS 68R	945	592	741267
MIDAS 69R	945	593	741268
MIDAS 70R	945	594	741269

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 71R	945	595	741270
MIDAS 72R	945	596	741271
MIDAS 73R	945	597	741272
MIDAS 74R	945	598	741273
MIDAS 75R	945	599	741274
MIDAS 76R	945	600	741275
MIDAS 77R	945	601	741276
MIDAS 78R	945	602	741277
MIDAS 79R	945	603	741278
MIDAS 80R	945	604	741279
MIDAS 82R	945	605	741280
MIDAS 83R	945	606	741281
MIDAS 84R	945	607	741282
MIDAS 85R	945	608	741283
MIDAS 86R	945	609	741284
MIDAS 87R	945	610	741285
MIDAS 88R	945	611	741286
MIDAS 89R	945	612	741287
MIDAS 90R	945	613	741288
MIDAS 91R	945	614	741289
MIDAS 93R	945	615	741290
MIDAS 97R	945	616	741291
MIDAS 98R	945	617	741292
MIDAS 99R	945	618	741293
MIDAS 100R	945	619	741294
MIDAS 101R	945	620	741295
MIDAS 102R	945	621	741296
MIDAS 103R	945	622	741297
MIDAS 104R	945	623	741298
MIDAS 105R	945	624	741299
MIDAS 106R	945	625	741300
MIDAS 42R	945	566	741302
MIDAS 43R	945	567	741303
NEW GRANT R	946	511	741642
RICO R	946	513	741643
GOLD SOVEREIGN R	946	515	741644
LINK R	946	517	741645
MIDAS 92R	960	708	749179
MIDAS 159R	960	705	749180
MIDAS 160R	960	706	749181
MIDAS 873A	960	709	749182
MIDAS 844R	971	656	756605
MIDAS 850R	971	657	756606

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 894	979	282	765359
MIDAS 895	979	283	765360
MIDAS 896	979	284	765361
MIDAS 897	979	285	765362
MIDAS 898	979	286	765363
MIDAS 899	979	287	765364
MIDAS 900	979	288	765365
MIDAS 901	979	289	765366
MIDAS 902	979	290	765367
MIDAS 903	979	291	765368
MIDAS 904	979	292	765369
MIDAS 905	979	293	765370
MIDAS 906	979	294	765371
MIDAS 907	979	295	765372
MIDAS 908	979	296	765373
MIDAS 909	979	297	765374
MIDAS 910	979	298	765375
MIDAS 911	979	299	765376
MIDAS 912	979	300	765377
MIDAS 913	979	301	765378
MIDAS 914	979	302	765379
MIDAS 915	979	303	765380
MIDAS 916	979	304	765381
MIDAS 917	979	305	765382
MIDAS 918	979	306	765383
MIDAS 919	979	307	765384
MIDAS 920	979	308	765385
MIDAS 921	979	309	765386
MIDAS 922	979	310	765387
MIDAS 923	979	311	765388
MIDAS 924	979	312	765389
MIDAS 925	979	313	765390
MIDAS 926	979	314	765391
MIDAS 927	979	315	765392
MIDAS 928	979	316	765393
MIDAS 929	979	317	765394
MIDAS 930	979	318	765395
MIDAS 931	979	319	765396
MIDAS 932	979	320	765397
MIDAS 933	979	321	765398
MIDAS 934	979	322	765399
MIDAS 935	979	323	765400
MIDAS 936	979	324	765401

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 937	979	325	765402
MIDAS 938	979	326	765403
MIDAS 939	979	327	765404
MIDAS 893	979	281	765405
MIDAS 31R	999	526	774779
AMSTERDAM 413	1003	801	776194
AMSTERDAM 414	1003	802	776195
AMSTERDAM 415	1003	803	776196
AMSTERDAM 416	1003	804	776197
AMSTERDAM 417	1003	805	776198
AMSTERDAM 418	1003	806	776199
AMSTERDAM 420	1003	808	776201
AMSTERDAM 421	1003	809	776202
AMSTERDAM 422	1003	810	776203
AMSTERDAM 423	1003	811	776204
AMSTERDAM 425	1003	813	776206
AMSTERDAM 426	1003	814	776207
AMSTERDAM 427	1003	815	776208
AMSTERDAM 428	1003	816	776209
AMSTERDAM 433	1003	821	776214
AMSTERDAM 438	1003	826	776219
AMSTERDAM 439	1003	827	776220
AMSTERDAM 442	1003	830	776223
AMSTERDAM 443	1003	831	776224
AMSTERDAM 444	1003	832	776225
AMSTERDAM 445	1003	833	776226
AMSTERDAM 446	1003	834	776227
AMSTERDAM 447	1003	835	776228
AMSTERDAM 448	1003	836	776229
AMSTERDAM 449	1003	837	776230
AMSTERDAM 450	1003	838	776231
MIDAS 943	1003	840	776233
MIDAS 944	1003	841	776234
MIDAS 941	1022	202	783117
MIDAS 266R	1022	881	783443
MIDAS 267R	1022	882	783444
MIDAS 268R	1022	883	783445
MIDAS 189R	1023	661	784239
MIDAS 190R	1023	662	784240
MIDAS 279R	1023	663	784241
MIDAS 281R	1023	664	784242
MIDAS 283R	1023	665	784243
MIDAS 286R	1023	666	784244

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 940	1023	667	784245
MIDAS 945	1023	668	784246
MIDAS 946	1023	669	784247
AMSTERDAM 109R	1023	670	784248
AMSTERDAM 110R	1023	671	784249
AMSTERDAM 111R	1023	672	784250
AMSTERDAM 116R	1023	673	784251
AMSTERDAM 118R	1023	674	784252
AMSTERDAM 120R	1023	675	784253
AMSTERDAM 121R	1023	676	784254
AMSTERDAM 122R	1023	677	784255
AMSTERDAM 137R	1023	678	784256
AMSTERDAM 138R	1023	679	784257
AMSTERDAM 166R	1023	680	784258
AMSTERDAM 167R	1023	681	784259
AMSTERDAM 173R	1023	682	784260
AMSTERDAM 175R	1023	683	784261
AMSTERDAM 381R	1023	684	784262
AMSTERDAM 382R	1023	685	784263
AMSTERDAM 412R	1023	686	784264
AMSTERDAM 424R	1023	687	784265
AMSTERDAM 440R	1023	688	784266
AMSTERDAM 452	1023	689	784267
AMSTERDAM 453	1023	690	784268
AMSTERDAM 454	1023	691	784269
MIDAS 510R	1024	821	785013
MIDAS 511R	1024	822	785014
MIDAS 512R	1024	823	785015
MIDAS 513R	1024	824	785016
MIDAS 514R	1024	825	785017
AMSTERDAM 301R	1027	209	785710
AMSTERDAM 302R	1027	210	785711
MIDAS 942	1027	211	785712
MIDAS 947	1028	415	785921
MIDAS 954	1028	422	785928
MIDAS 955	1028	423	785929
MIDAS 956	1028	424	785930
MIDAS 957	1028	425	785931
MIDAS 958	1028	426	785932
MIDAS 959	1028	427	785933
AMSTERDAM 455	1028	428	785934
MIDAS 966	1053	44	790924
MIDAS 867R	1053	479	790929

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 868R	1053	480	790930
MIDAS 962	1053	481	790931
MIDAS 963	1053	482	790932
MIDAS 967	1053	486	790933
MIDAS 968	1053	487	790934
MIDAS 969	1053	488	790935
MARTY 2R	1065	325	792518
MARTY 3R	1065	326	792519
MARTY 4R	1065	327	792520
MARTY 5R	1065	328	792521
MARTY 6R	1065	329	792522
MIDAS 95R	1065	330	792523
MIDAS 971	1067	797	793064
MIDAS 972	1067	798	793065
MIDAS 960	1072	25	793495
MIDAS 961	1072	26	793496
AMSTERDAM 456	1072	27	793497
AMSTERDAM 457	1072	28	793498
AMSTERDAM 458	1072	29	793499
MIDAS 970	1072	30	793500
MIDAS 973	1072	31	793501
AMSTERDAM 459	1086	303	800377
MIDAS 421R	1086	301	800378
MIDAS 422R	1086	302	800379
ESPERENZA RR	1101	35	804479
MIDAS 26RR	1101	36	804480
MIDAS 32R	1101	37	804481
MIDAS 120RR	1101	39	804483
MIDAS 175R	1101	40	804484
MIDAS 176R	1101	41	804485
MIDAS 177R	1101	42	804486
MIDAS 178R	1101	43	804487
MIDAS 179R	1101	44	804488
MIDAS 180R	1101	45	804489
MIDAS 299R	1101	54	804498
MIDAS 300R	1101	55	804499
MIDAS 301R	1101	56	804500
MIDAS 302R	1101	57	804501
MIDAS 303R	1101	58	804502
MIDAS 304R	1101	59	804503
MIDAS 305R	1101	60	804504
MIDAS 306R	1101	61	804505
MIDAS 307R	1101	62	804506

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 308R	1101	63	804507
MIDAS 309R	1101	64	804508
MIDAS 310R	1101	65	804509
MIDAS 311R	1101	66	804510
MIDAS 312R	1101	67	804511
MIDAS 313R	1101	68	804512
MIDAS 314R	1101	69	804513
MIDAS 315R	1101	70	804514
MIDAS 316R	1101	71	804515
MIDAS 317R	1101	72	804516
MIDAS 318R	1101	73	804517
MIDAS 319R	1101	74	804518
MIDAS 320R	1101	75	804519
MIDAS 321R	1101	76	804520
MIDAS 322R	1101	77	804521
MIDAS 323R	1101	78	804522
MIDAS 324R	1101	79	804523
MIDAS 335R	1101	88	804532
MIDAS 336R	1101	89	804533
MIDAS 337R	1101	90	804534
MIDAS 338R	1101	91	804535
MIDAS 339R	1101	92	804536
MIDAS 340R	1101	93	804537
MIDAS 341R	1101	94	804538
MIDAS 342R	1101	95	804539
MIDAS 351R	1101	102	804546
MIDAS 352R	1101	103	804547
MIDAS 874R	1101	108	804552
MIDAS 875R	1101	109	804553
MIDAS 878R	1101	110	804554
MIDAS 879R	1101	111	804555
MIDAS 880R	1101	112	804556
MIDAS 881R	1101	113	804557
MIDAS 888R	1101	115	804559
MIDAS 964	1101	116	804560
MIDAS 965	1101	117	804561
AMSTERDAM 97R	1101	118	804562
AMSTERDAM 98R	1101	119	804563
AMSTERDAM 145R	1101	120	804564
AMSTERDAM 174R	1101	121	804565
AMSTERDAM 186R	1101	122	804566
MIDAS 327RR	1	14939	823693
MIDAS 328RR	1	14940	823694

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 330RR	1	14941	823695
MIDAS 332RR	1	14942	823696
MIDAS 343RR	1	14943	823697
MIDAS 344RR	1	14944	823698
MIDAS 345RR	1	14945	823699
MIDAS 346RR	1	14946	823700
MIDAS 347RR	1	14947	823701
MIDAS 852RR	1	14948	823702
MIDAS 854RR	1	14949	823703
MIDAS 855RR	1	14950	823704
AMSTERDAM 187RR	1	14951	823705
MIDAS 1000	1	30521	825287
MIDAS 1001	1	30522	825288
MIDAS 1002	1	30523	825289
MIDAS 1003	1	30524	825290
MIDAS 1004	1	30525	825291
MIDAS 1005	1	30526	825292
MIDAS 1006	1	30527	825293
MIDAS 1007	1	30528	825294
MIDAS 1008	1	30529	825295
MIDAS 1009	1	30530	825296
MIDAS 1010	1	30531	825297
MIDAS 1011	1	30532	825298
MIDAS 1012	1	30533	825299
MIDAS 1013	1	30534	825300
MIDAS 1014	1	30535	825301
MIDAS 1015	1	30536	825302
MIDAS 1016	1	30537	825303
MIDAS 1017	1	30538	825304
MIDAS 1018	1	30539	825305
MIDAS 1019	1	30540	825306
MIDAS 1020	1	30541	825307
MIDAS 1021	1	30542	825308
MIDAS 1022	1	30543	825309
MIDAS 1023	1	30544	825310
MIDAS 1024	1	30546	825311
MIDAS 1025	1	30547	825312
MIDAS 1026	1	30548	825313
MIDAS 1027	1	30549	825314
MIDAS 1028	1	30550	825315
MIDAS 1029	1	30551	825316
MIDAS 1030	1	30552	825317
MIDAS 1031	1	30553	825318

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 1032	1	30554	825319
MIDAS 1033	1	30555	825320
MIDAS 1034	1	30556	825321
MIDAS 1035	1	30557	825322
MIDAS 1036	1	30558	825323
MIDAS 1037	1	30559	825324
MIDAS 1038	1	30560	825325
MIDAS 1039	1	30561	825326
MIDAS 1040	1	30562	825327
MIDAS 1041	1	30563	825328
MIDAS 1042	1	30564	825329
MIDAS 1043	1	30565	825330
MIDAS 1044	1	30566	825331
MIDAS 1045	1	30567	825332
MIDAS 1046	1	30568	825333
MIDAS 1047	1	30569	825334
MIDAS 1048	1	30570	825335
MIDAS 1049	1	30571	825336
MIDAS 1050	1	30572	825337
MIDAS 1051	1	30573	825338
MIDAS 1052	1	30574	825339
MIDAS 1053	1	30575	825340
MIDAS 1054	1	30576	825341
MIDAS 1055	1	30577	825342
MIDAS 1056	1	30578	825343
MIDAS 1057	1	30579	825344
MIDAS 1058	1	30580	825345
MIDAS 1059	1	30581	825346
MIDAS 1060	1	30582	825347
MIDAS 1061	1	30583	825348
MIDAS 1062	1	30584	825349
MIDAS 1063	1	30586	825350
MIDAS 1064	1	30587	825351
MIDAS 1065	1	30588	825352
MIDAS 1066	1	30589	825353
MIDAS 1067	1	30590	825354
MIDAS 1068	1	30591	825355
MIDAS 1069	1	30592	825356
MIDAS 1070	1	30593	825357
MIDAS 1071	1	30594	825358
MIDAS 1072	1	30595	825359
MIDAS 1073	1	30596	825360
MIDAS 1074	1	30597	825361

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.		BLM Serial No.
MIDAS 1075	1	30598	825362
MIDAS 1076	1	30599	825363
MIDAS 1077	1	30600	825364
MIDAS 1078	1	30601	825365
MIDAS 1079	1	30602	825366
MIDAS 1080	1	30603	825367
MIDAS 1081	1	30604	825368
MIDAS 1082	1	30605	825369
MIDAS 1083	1	36620	827051
MIDAS 1084	1	36621	827052
MIDAS 1085	1	36622	827053
MIDAS 1086	1	36623	827054
MIDAS 1087	1	36624	827055
MIDAS 1088	1	36625	827056
MIDAS 1089	1	36626	827057
MIDAS 1090	1	36627	827058
MDS 1		537844	905317
MDS 2		537845	905318
MDS 3		537846	905319
MDS 4		537847	905320
MDS 5		537848	905321
MDS 6		537849	905322
MDS 7		537850	905323
MDS 8		537851	905324
MDS 9		537852	905325
MDS 10		537853	905326
MDS 11		537854	905327
MDS 12		537855	905328
MDS 13		537856	905329
MDS 14		537857	905330
MDS 15		537858	905331
MDS 16		537859	905332
MDS 17		537860	905333
MDS 18		537861	905334
MDS 19		537862	905335
MDS 20		537863	905336
MDS 21		537864	905337
MDS 22		537865	905338
MDS 23		537866	905339
MDS 24		537867	905340
MDS 25		537868	905341
MDS 26		537869	905342
MDS 27		537870	905343

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.	BLM Serial No.
MDS 28	537871	905344
MDS 29	537872	905345
MDS 30	537873	905346
MDS 31	537874	905347
MDS 32	537875	905348
MDS 33	537876	905349
MDS 34	537877	905350
MDS 35	537878	905351
MDS 36	537879	905352
MDS 37	537880	905353
MDS 38	537881	905354
MDS 39	537882	905355
MDS 40	537883	905356
MDS 41	537884	905357
MDS 42	537885	905358
MDS 43	537886	905359
MDS 44	537887	905360
MDS 45	537888	905361
MDS 46	537889	905362
MDS 47	537890	905363
MDS 48	537891	905364
MDS 49	537892	905365
CAT 1	559184	933598
CAT 2	559185	933599
CAT 3	559186	933600
CAT 4	559187	933601
CAT 5	559188	933602
CAT 6	559189	933603
CAT 7	559190	933604
CAT 8	559191	933605
CAT 9	559192	933606
CAT 10	559193	933607
CAT 11	559194	933608
CAT 12	559195	933609
CAT 13	559196	933610
CAT 14	559197	933611
CAT 15	559198	933612
CAT 16	559199	933613
CAT 17	559200	933614
CAT 18	559201	933615
CAT 19	559202	933616
CAT 20	559203	933617
CAT 21	559204	933618

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Claim Name	Book & Page or Document No.	BLM Serial No.
CAT 22	559205	933619
CAT 23	559206	933620
CAT 24	559207	933621
CAT 25	559208	933622
CAT 26	559209	933623
CAT 27	559210	933624
CAT 28	559211	933625
CAT 29	559212	933626
CAT 30	559213	933627
CAT 31	559214	933628
CAT 32	559215	933629
CAT 33	559216	933630
CAT 34	559217	933631
CAT 35	559218	933632
CAT 36	559219	933633
CAT 37	559220	933634
CAT 38	559221	933635
CAT 39	559222	933636
CAT 40	559223	933637
CAT 41	559224	933638
CAT 42	559225	933639
CAT 43	559226	933640
CAT 44	559227	933641
CAT 45	559228	933642
CAT 46	559229	933643
CAT 47	559230	933644
CAT 48	559231	933645
CAT 49	559232	933646
CAT 50	559233	933647
CAT 51	559234	933648
CAT 52	559235	933649
CAT 53	559236	933650
CAT 54	559237	933651
CAT 55	559238	933652
CAT 56	559239	933653
CAT 57	559240	933654
CAT 58	559241	933655

4.	Leasehold Interests – Fee Property

BARRICK GOLD EXPLORATION INC. – Mining Sublease and Option dated April 2, 2007, by and between Barrick Gold Exploration Inc. and Newmont USA Limited, recorded as a memorandum as Document No. 571656 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on April 20, 2007, covering 50% mineral interest in 1,984.5 acres in portions of Sections 3, 9-12, 15-16, 20-21, 29, T39N-R46E; Sections 6, 7, 18, T39N-R47E; Sections 35-36, T40N-R46E, Elko County, Nevada and 100% mineral interest in 1,169.7 acres in portions of Sections 13, 23-26, 28, 29, 33, T39N-R46E; Sections 7, 18, T39N, R47E, Elko County, Nevada.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FRAZIER CREEK EXPLORATION CO. INC. - Lease of Estar, Redar and Laura Unpatented Lode Mining Claims and Sublease of Domenichelli Lease, dated July 1, 2000, by and between Frazer Creek Exploration Company, Inc., a Nevada corporation, and Franco-Nevada Mining Corporation, Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), recorded as a memorandum as Document No. 467521 in Book 1, Pages 5290-5317 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on February 28, 2001. The Lease affects unpatented lode mining claims and agreements pertaining to lands situated in Sections 12 and 13, Township 39 North, Range 46 East, and in Sections 7, 18 and 19, Township 39 North, Range 47 East, MDM, Elko County, Nevada, covering 28 acres of fee land in Sections 12, 13, T39N, R46E, and Secs. 7, 18, 19, T39N, R47E, MDM, Elko County, Nevada.

DOMENICHELLI, RAMERIZ, WILLIAMS and FRAZER CREEK EXPLORATION CO. -Mining Lease dated August 1, 1990, by and between William and Rose Domenichelli, John Kenneth Domenichelli, William Melvin Domenichelli, Barbara Jean Rameriz and Ruth Ann Williams, as lessors, and Frazer Creek Exploration Company, Inc. a Nevada corporation, as lessee, recorded in short form version as Document No. 297863 in Book 735 at Pages 508-514 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, covering 28 acres of fee land in the E/2 NE/4 of Section 13, T39N, R46E, MDM, Elko County, Nevada.

5.	Leasehold Interests – Unpatented mining claims

1.     Mining Lease by and between Clark Powell and his Associates and Romarco Nevada Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), dated October 30, 1995. The Mining Lease affects the following unpatented lode mining claims situated in Sections 21 and 28, Township 39 North, Range 46 East, MDM, Elko County, Nevada:

	Recording Information
Claim Name	Book	Page	BLM Serial Number
King Midas	1095	890	105502
King Midas No. 2	1095	891	105503
Dixie	1095	892	105504
Dixie No. 1	1095	893	105505
Dixie No. 2	1095	894	105506
Dixie No. 3	1095	895	105507
H-2	1095	896	105509

2.     Lease of Estar, Redar and Laura Unpatented Lode Mining Claims and Sublease of Domenichelli Lease, dated July 1, 2000, by and between Frazer Creek Exploration Company, Inc., a Nevada corporation, and Franco-Nevada Mining Corporation, Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), recorded as a memorandum as Document No. 467521 in Book 1, Pages 5290-5317 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on February 28, 2001. The Lease affects unpatented lode mining claims and agreements pertaining to lands situated in Sections 12 and 13, Township 39 North, Range 46 East, and in Sections 7, 18 and 19, Township 39 North, Range 47 East, MDM, Elko County, Nevada, covering the following unpatented lode mining claims and agreements pertaining to lands situated in Sections 12 and 13, Township 39 North, Range 46 East, and in Sections 7, 18 and 19, Township 39 North, Range 47 East, MDM, Elko County, Nevada:

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

	Recording Information
Claim Name	Book	Page	BLM Serial Number
Laura 6	510	423	354642
Laura 20	510	435	354655
REDAR 1	875	938	708819
REDAR 2	875	939	708820
REDAR 3	875	940	708821
REDAR 4	875	941	708822
REDAR 5	875	942	708823
ESTAR 1	875	943	708824
ESTAR 2	875	944	708825
ESTAR 3	875	945	708826
ESTAR 4	875	946	708827
ESTAR 5	875	947	708828
ESTAR 6	875	948	708829
ESTAR 7	912	400	722747
ESTAR 8	912	401	722748
ESTAR 9	912	402	722749
ESTAR 10	912	403	722750
ESTAR 11	912	404	722751
ESTAR 12	912	405	722752
ESTAR 13	912	406	722753
ESTAR 14	912	407	722754
ESTAR 15	912	408	722755
ESTAR 16	912	409	722756
ESTAR 17	912	410	722757
ESTAR 18	912	411	722758
ESTAR 19	912	412	722759

6.	Property Leases

1.     Mining Lease by and between Clark Powell and his Associates and Romarco Nevada, Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), dated October 30, 1995. The Mining Lease affects the following unpatented lode mining claims situated in Sections 21 and 28, Township 39 North, Range 46 East, MDM, Elko County, Nevada:

	Recording Information
Claim Name	Book	Page	BLM Serial Number
King Midas	1095	890	105502
King Midas No. 2	1095	891	105503
Dixie	1095	892	105504
Dixie No. 1	1095	893	105505
Dixie No. 2	1095	894	105506
Dixie No. 3	1095	895	105507
H-2	1095	896	105509

2.     Lease of Estar, Redar and Laura Unpatented Lode Mining Claims and Sublease of Domenichelli Lease, dated July 1, 2000, by and between Frazer Creek Exploration Company, Inc., a Nevada corporation, and Franco-Nevada Mining Corporation, Inc., a Nevada corporation (predecessor-in-interest to Newmont Midas Operations Inc.), recorded as a memorandum as Document No. 467521 in Book 1, Pages 5290-5317 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on February 28, 2001. The Lease affects unpatented lode mining claims and agreements pertaining to lands situated in Sections 12 and 13, Township 39 North, Range 46 East, and in Sections 7, 18 and 19, Township 39 North, Range 47 East, MDM, Elko County, Nevada.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

3.     Mining Lease dated August 1, 1990, by and between William and Rose Domenichelli, John Kenneth Domenichelli, William Melvin Domenichelli, Barbara Jean Rameriz and Ruth Ann Williams, as lessors, and Frazer Creek Exploration Company, Inc. a Nevada corporation, as lessee, recorded in short form version as Document No. 297863 in Book 735 at Pages 508-514 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada.

4.     Agreement Transferring Property Interests and Terminating Mining Lease With Option to Joint Venture, Quitclaim Deed and Grant of Royalty, dated August 11, 2000, by and between Frazer Creek Exploration Company, Inc., and Nevada corporation and Homestake Mining Company of California, a California corporation, recorded as Document No. 462327 in Book 0 at Pages 23222-23233 of the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, and on September 18, 2000. The terms of which the Laura 6 and 20 unpatented lode mining claims are subject to a two percent (2%) net smelter returns royalty and portions of the REDAR 3, 4 and 5, and ESTAR 1, 7, 8, 11, 18 and 19 unpatented lode mining claims are subject to a one percent (1%) net smelter returns royalty.

5.     Mining Sublease and Option dated April 2, 2007, by and between Barrick Gold Exploration Inc. and Newmont USA Limited, recorded as a memorandum as Document No. 571656 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on April 20, 2007.

6.     Land Lease Agreement dated March 26, 2012 by and between Newmont Midas Operations Inc., a Nevada corporation, as Lessor, and Southwestco Wireless LP, d/b/a Verizon Wireless, by Southwestco Wireless Inc., its managing partner, as Lessee, recorded as a memorandum as Document No. 654417 in the Official Records of the Elko County Recorder’s Office, Elko County, Nevada, on April 19, 2012.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

DESCRIPTION OF FIRE CREEK PROPERTY

1.	Title to Properties

831 Unpatented Lode Mining Claims Owned by Klondex Gold & Silver Mining Company

Located in Sections 2, 10, 14, 16, 20, 22, 24, 26, 28, 30, 31, 32, 34 and 36, T30N R47E; and Section 36, T31N R47E; MDM, Lander County, Nevada

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC429292	WOOD TICK # 2	7/18/1987	144804;295;528
NMC429294	WOOD TICK # 4	7/18/1987	144806;295;530
NMC429296	WOOD TICK # 6	7/18/1987	144808;295;532
NMC429298	WOOD TICK # 8	7/18/1987	144810;295;534
NMC429300	WOOD TICK # 10	7/18/1987	144812;295;536
NMC429302	WOOD TICK # 12	7/18/1987	144814;295;538
NMC429304	WOOD TICK # 14	7/18/1987	144816;295;540
NMC429306	WOOD TICK # 16	7/18/1987	144818;295;542
NMC429308	WOOD TICK # 18	7/18/1987	144820;295;544
NMC429310	WOOD TICK # 20	7/18/1987	144822;295;546
NMC429312	WOOD TICK # 22	7/18/1987	144824;295;548
NMC429314	WOOD TICK # 24	7/19/1987	144826;295;550
NMC429316	WOOD TICK # 26	7/19/1987	144828;295;552
NMC429318	WOOD TICK # 28	7/18/1987	144830;295;554
NMC429320	WOOD TICK # 30	7/18/1987	144832;295;556
NMC429322	WOOD TICK # 32	7/19/1987	144834;295;558
NMC429324	WOOD TICK # 34	7/19/1987	144836;295;560
NMC429326	WOOD TICK # 36	7/19/1987	144838;295;562
NMC429328	WOOD TICK # 38	7/21/1987	144840;295;564
NMC429330	WOOD TICK # 40	7/21/1987	144842;295;566
NMC429332	WOOD TICK # 42	7/21/1987	144844;295;568
NMC429334	WOOD TICK # 44	7/21/1987	144846;295;570
NMC429336	WOOD TICK # 46	7/21/1987	144848;295;572
NMC429338	WOOD TICK # 48	7/21/1987	144850;295;574
NMC429340	WOOD TICK # 50	7/21/1987	144852;295;576
NMC429342	WOOD TICK # 52	7/21/1987	144854;295;578

NMC588642	G 1	1/23/1990	163499
NMC588643	G 2	1/23/1990	163500
NMC588644	G 3	1/23/1990	163501
NMC588645	G 4	1/23/1990	163502
NMC588646	G 5	1/23/1990	163503
NMC588647	G 6	1/23/1990	163504
NMC588648	G 7	1/23/1990	163505
NMC588649	G 8	1/23/1990	163506
NMC588650	G 9	1/23/1990	163507
NMC588651	G 10	1/23/1990	163508
NMC588652	G 11	1/23/1990	163509
NMC588653	G 12	1/23/1990	163510
NMC588654	G 13	1/23/1990	163511
NMC588655	G 14	1/23/1990	163512

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC588656	G 15	1/23/1990	163513
NMC588657	G 16	1/23/1990	163514

NMC636760	DEB # 2	12/13/1991	171442;403/94
NMC636762	DEB # 4	12/13/1991	171444;403/94

NMC642589	REVENGE 2	12/16/1991	172707
NMC642591	REVENGE 4	12/17/1991	172709
NMC642593	REVENGE 6	12/17/1991	172711
NMC642595	REVENGE 8	1/26/1992	172713
NMC642597	REVENGE 10	12/18/1991	172715
NMC642599	REVENGE 12	12/18/1991	172717
NMC642601	REVENGE 14	12/18/1991	172719
NMC642603	REVENGE 16	2/6/1992	172721
NMC642605	REVENGE 18	2/6/1992	172723
NMC642607	REVENGE 20	12/16/1991	172725
NMC642609	REVENGE 22	1/9/1992	172727
NMC642611	REVENGE 24	2/13/1992	172729
NMC642613	REVENGE 26	2/13/1992	172731
NMC642615	REVENGE 28	1/26/1992	172733

NMC654400	K 1	6/25/1992	176394
NMC654401	K 2	6/25/1992	176395
NMC654402	K 3	6/25/1992	176396
NMC654403	K 4	6/25/1992	176397
NMC654404	K 5	6/25/1992	176398
NMC654405	K 6	6/25/1992	176399
NMC654406	K 7	6/25/1992	176400
NMC654407	K 8	6/25/1992	176401
NMC654408	K 9	6/25/1992	176402
NMC654409	K 10	6/25/1992	176403
NMC654410	K 11	6/25/1992	176404
NMC654411	K 12	6/25/1992	176405
NMC654412	K 13	6/25/1992	176406
NMC654413	K 14	6/25/1992	176407
NMC654414	K 15	6/25/1992	176408
NMC654415	K 16	6/25/1992	176409
NMC654416	K 17	6/25/1992	176410
	Amended	8/17/1992	177514
NMC654417	K 18	6/25/1992	176411
	Amended	8/14/1992	177515
NMC654418	K 19	6/25/1992	176412
NMC654419	K 20	6/25/1992	176413
	Amended	8/14/1992	177516
NMC654420	K 21	6/26/1992	176414
NMC654421	K 22	6/26/1992	176415
	Amended	8/17/1992	177517
NMC654422	K 23	6/26/1992	176416
NMC654423	K 24	6/26/1992	176417

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

	Amended	8/17/1992	177518
NMC654424	K 25	6/26/1992	176418
	Amended	8/17/1992	177519
NMC654425	K 26	6/26/1992	176419
	Amended	8/17/1992	177520
NMC654426	K 27	6/26/1992	176420
	Amended	8/17/1992	177521

NMC677352	ALAN 1	2/15/1993	183752;392;688
NMC677353	ALAN 2	2/15/1993	183753
NMC677354	ALAN 3	2/15/1993	183754
NMC677355	ALAN 4	2/15/1993	183755
NMC677356	ALAN 5	2/15/1993	183756
NMC677357	ALAN 6	2/15/1993	183757
NMC677358	ALAN 7	2/15/1993	183758
NMC677359	ALAN 8	2/15/1993	183759
NMC677360	ALAN 9	2/15/1993	183760
NMC677361	ALAN 10	2/15/1993	183761
NMC677362	ALAN 11	2/15/1993	183762
NMC677363	ALAN 12	2/15/1993	183763
NMC677364	ALAN 13	2/15/1993	183764
NMC677365	ALAN 14	2/15/1993	183765;392;701

NMC689348	N 2	11/17/1993	187015;403;45
NMC689350	N 4	11/17/1993	187017
NMC689352	N 6	11/17/1993	187019
NMC689354	N 8	11/17/1993	187021
NMC689356	N 10	11/17/1993	187023
NMC689358	N 12	11/17/1993	187025
NMC689360	N 14	11/17/1993	187027
NMC689362	N 16	11/17/1993	187029
NMC689364	N 18	11/17/1993	187031
NMC689366	N 20	11/18/1993	187033
NMC689368	N 22	11/18/1993	187035
NMC689370	N 24	11/18/1993	187037
NMC689372	N 26	11/18/1993	187039
NMC689374	N 28	11/18/1993	187041
NMC689376	N 30	11/18/1993	187043;403;73

NMC689380	TL 2	11/8/1993	187048;403;78
NMC689382	TL 4	11/8/1993	187050
NMC689384	TL 6	11/8/1993	187052
NMC689386	TL 8	11/10/1993	187054
NMC689388	TL 10	11/10/1993	187056
NMC689390	TL 12	11/10/1993	187058
NMC689392	TL 14	11/10/1993	187060
NMC689394	TL 16	11/10/1993	187062
NMC689396	TL 18	11/10/1993	187064;40394

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC703411	TL 20	6/21/1994	190187;409;652
NMC703413	TL 22	6/21/1994	190189;409;654
NMC703415	TL 24	6/21/1994	190191;409;656
NMC703417	TL 26	6/21/1994	190193;409;658

NMC725845	FCRA 1	9/28/1995	195570;422;371
NMC725846	FCRA 2	9/28/1995	195571;422;372
NMC725847	FCRA 3	9/28/1995	195572;422;373
NMC725848	FCRA 4	9/28/1995	195573;422;374
NMC725849	FCRA 5	9/28/1995	195574;422;375
NMC725850	FCRA 6	9/28/1995	195575;422;376
NMC725851	FCRA 7	9/28/1995	195576;422;377
NMC725852	FCRA 8	9/28/1995	195577;422;378
NMC725853	FCRA 9	9/28/1995	195578;422;379
NMC725854	FCRA 10	9/28/1995	195579;422;380
NMC725855	FCRA 11	9/28/1995	195580;422;381
NMC725856	FCRA 12	9/28/1995	195581;422;382
NMC725857	FCRA 13	9/28/1995	195582;422;383
NMC725858	FCRA 14	9/28/1995	195583;422;384
NMC725859	FCRA 15	9/28/1995	195584;422;385
NMC725860	FCRA 16	9/28/1995	195585;422;386
NMC725861	FCRA 17	9/28/1995	195586;422;387
NMC725862	FCRA 18	9/28/1995	195587;422;388
NMC725863	FCRA 19	9/28/1995	195588;422;389
NMC725864	FCRA 20	9/28/1995	195589;422;390

NMC810915	T 1	10/13/1999	213996;470;446
NMC810916	T 2	10/13/1999	213997;470;447
NMC810917	T 3	10/13/1999	213998;470;448
NMC810918	T 4	10/13/1999	213999;470;449
NMC810919	T 5	10/13/1999	214000;470;450
NMC810920	T 6	10/13/1999	214001;470;451
NMC810921	T 7	10/13/1999	214002;470;452
NMC810922	T 8	10/13/1999	214003;470;453
NMC810923	T 9	10/13/1999	214004;470;454
NMC810924	T 10	10/13/1999	214005;470;455

NMC858199	T 11	9/24/2003	229498
NMC858200	T 12	9/24/2003	229499
NMC858201	T 13	9/24/2003	229500
NMC858202	T 14	9/24/2003	229501
NMC858203	T 15	9/24/2003	229502
NMC858204	T 16	9/24/2003	229503
NMC858205	T 17	9/24/2003	229504
NMC858206	T 18	9/24/2003	229505
NMC858207	T 19	9/23/2003	229506
NMC858208	T 20	9/23/2003	229507
NMC858209	T 21	9/23/2003	229508
NMC858210	T 22	9/23/2003	229509

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC858211	T 23	9/23/2003	229510
NMC858212	T 24	9/23/2003	229511
NMC858213	T 25	9/23/2003	229512
NMC858214	T 26	9/23/2003	229513
NMC858215	T 27	9/24/2003	229514
NMC858216	T 28	9/24/2003	229515
NMC858217	T 29	9/24/2003	229516
NMC858218	T 30	9/24/2003	229517
NMC858219	T 31	9/24/2003	229518
NMC858220	T 32	9/24/2003	229519
NMC858221	T 33	9/24/2003	229520
NMC858222	T 34	9/24/2003	229521
NMC858223	T 35	9/24/2003	229522
NMC858224	T 36	9/24/2003	229523

NMC858225	HONDO 1	9/20/2003	229421
NMC858226	HONDO 3	9/20/2003	229422
NMC858227	HONDO 5	9/20/2003	229423
NMC858228	HONDO 7	9/20/2003	229424
NMC858229	HONDO 9	9/20/2003	229425
NMC858230	HONDO 11	9/20/2003	229426
NMC858231	HONDO 13	9/20/2003	229427
NMC858232	HONDO 15	9/20/2003	229428
NMC858233	HONDO 18	9/20/2003	229429
NMC858234	HONDO 20	9/20/2003	229430
NMC858235	HONDO 22	9/20/2003	229431
NMC858236	HONDO 24	9/20/2003	229432
NMC858237	HONDO 26	9/20/2003	229433
NMC858238	HONDO 28	9/20/2003	229434
NMC858239	HONDO 30	9/20/2003	229435
NMC858240	HONDO 32	9/20/2003	229436
NMC858241	HONDO 157	9/20/2003	229437
NMC858242	HONDO 158	9/20/2003	229438

NMC858243	DEB 1	9/22/2003	229477
NMC858244	DEB 3	9/22/2003	229478
NMC858245	DEB 5	9/22/2003	229479

NMC858246	REVENGE 1	9/22/2003	229480
NMC858247	REVENGE 3	9/23/2003	229481
NMC858248	REVENGE 5	9/23/2003	229482
NMC858249	REVENGE 7	9/23/2003	229483
NMC858250	REVENGE 9	9/23/2003	229484
NMC858251	REVENGE 11	9/22/2003	229485
NMC858252	REVENGE 13	9/22/2003	229486
NMC858253	REVENGE 15	9/22/2003	229487
NMC858254	REVENGE 17	9/22/2003	229488
NMC858255	REVENGE 19	9/22/2003	229489
NMC858256	REVENGE 21	9/22/2003	229490

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC858257	REVENGE 23	9/22/2003	229491
NMC858258	REVENGE 25	9/22/2003	229492
NMC858259	REVENGE 27	9/22/2003	229493
NMC858260	REVENGE 29	9/23/2003	229494
NMC858261	REVENGE 30	9/23/2003	229495
NMC858262	REVENGE 31	9/23/2003	229496

NMC858263	FC 1	9/21/2003	229440
NMC858264	FC 2	9/21/2003	229441
NMC858265	FC 3	9/21/2003	229442
NMC858266	FC 4	9/21/2003	229443
NMC858267	FC 5	9/21/2003	229444
NMC858268	FC 6	9/21/2003	229445
NMC858269	FC 7	9/21/2003	229446
NMC858270	FC 8	9/21/2003	229447
NMC858271	FC 9	9/21/2003	229448
NMC858272	FC 10	9/21/2003	229449
NMC858273	FC 11	9/21/2003	229450
NMC858274	FC 12	9/21/2003	229451
NMC858275	FC 13	9/21/2003	229452
NMC858276	FC 14	9/21/2003	229453
NMC858277	FC 15	9/21/2003	229454
NMC858278	FC 16	9/21/2003	229455
NMC858279	FC 17	9/21/2003	229456
NMC858280	FC 18	9/21/2003	229457

NMC858281	WHAT IF 29	9/21/2003	229458
NMC858282	WHAT IF 30	9/21/2003	229459
NMC858283	WHAT IF 31	9/21/2003	229460
NMC858284	WHAT IF 32	9/21/2003	229461
NMC858285	WHAT IF 33	9/21/2003	229462
NMC858286	WHAT IF 34	9/21/2003	229463
NMC858287	WHAT IF 35	9/21/2003	229464
NMC858288	WHAT IF 36	9/21/2003	229465
NMC858289	WHAT IF 37	9/21/2003	229466

NMC858290	FC 38	9/21/2003	229467
NMC858291	FC 39	9/21/2003	229468
NMC858292	FC 40	9/21/2003	229469
NMC858293	FC 41	9/21/2003	229470
NMC858294	FC 42	9/21/2003	229471
NMC858295	FC 43	9/21/2003	229472
NMC858296	FC 44	9/21/2003	229473
NMC858297	FC 45	9/21/2003	229474
NMC858298	FC 46	9/21/2003	229475

NMC858346	T 38	10/5/2003	229833
NMC858347	T 39	10/5/2003	229834
NMC858348	T 40	10/5/2003	229835

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC858349	T 41	10/5/2003	229836
NMC858350	T 42	10/5/2003	229837
NMC858351	T 43	10/5/2003	229838
NMC858352	T 44	10/5/2003	229839
NMC858353	T 45	10/5/2003	229840
NMC858354	T 46	10/5/2003	229841
NMC858355	T 47	10/5/2003	229842
NMC858356	T 48	10/5/2003	229843
NMC858357	T 49	10/5/2003	229844
NMC858358	T 50	10/5/2003	229845
NMC858359	T 51	10/5/2003	229846
NMC858360	T 52	10/5/2003	229847
NMC858361	T 53	10/5/2003	229848
NMC858362	T 54	10/5/2003	229849
NMC858363	T 55	10/5/2003	229850
NMC858364	T 56	10/5/2003	229851
NMC858365	T 57	10/5/2003	229852
NMC858366	T 58	10/5/2003	229853
NMC858367	T 59	10/5/2003	229854
NMC858368	T 60	10/5/2003	229855
NMC858369	T 61	10/6/2003	229856
NMC858370	T 62	10/6/2003	229857
NMC858371	T 63	10/6/2003	229858
NMC858372	T 64	10/6/2003	229859
NMC858373	T 65	10/6/2003	229860
NMC858374	T 66	10/6/2003	229861
NMC858375	T 67	10/6/2003	229862
NMC858376	T 68	10/6/2003	229863
NMC858377	T 69	10/6/2003	229864
NMC858378	T 70	10/6/2003	229865
NMC858379	T 71	10/6/2003	229866
NMC858380	T 72	10/6/2003	229867

NMC883199	FCXX 1	11/24/2004	234689
NMC883200	FCXX 2	11/24/2004	234690
NMC883201	FCXX 3	11/24/2004	234691
NMC883202	FCXX 4	11/24/2004	234692
NMC883203	FCXX 5	11/24/2004	234693
NMC883204	FCXX 6	11/24/2004	234694
NMC883205	FCXX 7	11/24/2004	234695
NMC883206	FCXX 8	11/24/2004	234696
NMC883207	FCXX 9	11/24/2004	234697
NMC883208	FCXX 10	11/24/2004	234698
NMC883209	FCXX 11	11/24/2004	234699
NMC883210	FCXX 12	11/24/2004	234700
NMC883211	FCXX 13	11/24/2004	234701
NMC883212	FCXX 14	11/24/2004	234702
NMC883213	FCXX 15	11/24/2004	234703
NMC883214	FCXX 16	11/24/2004	234704

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC883215	FCXX 17	11/24/2004	234705
NMC883216	FCXX 18	11/24/2004	234706
NMC883217	FCXX 19	11/24/2004	234707
NMC883218	FCXX 20	11/24/2004	234708
NMC883219	FCXX 21	11/24/2004	234709
NMC883220	FCXX 22	11/24/2004	234710
NMC883221	FCXX 23	11/24/2004	234711
NMC883222	FCXX 24	11/24/2004	234712
NMC883223	FCXX 25	11/24/2004	234713
NMC883224	FCXX 26	11/24/2004	234714
NMC883225	FCXX 27	11/24/2004	234715
NMC883226	FCXX 28	11/24/2004	234716
NMC883227	FCXX 29	11/24/2004	234717
NMC883228	FCXX 30	11/24/2004	234718
NMC883229	FCXX 31	11/24/2004	234719
NMC883230	FCXX 32	11/24/2004	234720
NMC883231	FCXX 33	11/24/2004	234721
NMC883232	FCXX 34	11/24/2004	234722
NMC883233	FCXX 35	11/24/2004	234723
NMC883234	FCXX 36	11/24/2004	234724
NMC883235	FCXX 37	11/24/2004	234725
NMC883236	FCXX 38	11/24/2004	234726
NMC883237	FCXX 39	11/24/2004	234727
NMC883238	FCXX 40	11/24/2004	234728

NMC941456	CH 1	9/19/2006	245941
NMC941457	CH 2	9/19/2006	245942
NMC941458	CH 3	9/19/2006	245943
NMC941459	CH 4	9/19/2006	245944
NMC941460	CH 5	9/19/2006	245945
NMC941461	CH 6	9/19/2006	245946
NMC941462	CH 7	9/19/2006	245947
NMC941463	CH 8	9/19/2006	245948
NMC941464	CH 9	9/19/2006	245949
NMC941465	CH 10	9/19/2006	245950
NMC941466	CH 11	9/19/2006	245951
NMC941467	CH 12	9/19/2006	245952
NMC941468	CH 13	9/19/2006	245953
NMC941469	CH 14	9/19/2006	245954
NMC941470	CH 15	9/19/2006	245955
NMC941471	CH 16	9/19/2006	245956
NMC941472	CH 17	9/19/2006	245957
NMC941473	CH 18	9/19/2006	245958

NMC941474	HONDO 2	10/4/2006	245960
NMC941475	HONDO 4	10/4/2006	245961
NMC941476	HONDO 6	10/4/2006	245962
NMC941477	HONDO 8	10/4/2006	245963
NMC941478	HONDO 10	10/4/2006	245964

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC941479	HONDO 12	10/4/2006	245965
NMC941480	HONDO 14	10/4/2006	245966
NMC941481	HONDO 16	10/4/2006	245967
NMC941482	HONDO 17	10/4/2006	245968
NMC941483	HONDO 19	10/4/2006	245969
NMC941484	HONDO 21	10/4/2006	245970
NMC941485	HONDO 23	10/4/2006	245971
NMC941486	HONDO 25	10/4/2006	245972
NMC941487	HONDO 27	10/4/2006	245973
NMC941488	HONDO 29	10/4/2006	245974
NMC941489	HONDO 31	10/4/2006	245975
NMC941490	HONDO 155	10/4/2006	245976
NMC941491	HONDO 156	10/4/2006	245977

NMC941492	N 1	9/11/2006	245979
NMC941493	N 3	9/11/2006	245980
NMC941494	N 5	9/12/2006	245981
NMC941495	N 7	9/12/2006	245982
NMC941496	N 9	9/12/2006	245983
NMC941497	N 11	9/11/2006	245984
NMC941498	N 13	9/11/2006	245985
NMC941499	N 15	9/12/2006	245986
NMC941500	N 17	9/12/2006	245987
NMC941501	N 19	9/11/2006	245988
NMC941502	N 21	9/11/2006	245989
NMC941503	N 23	9/11/2006	245990
NMC941504	N 25	9/11/2006	245991
NMC941505	N 27	9/11/2006	245992
NMC941506	N 29	9/12/2006	245993
NMC941507	N 31	9/12/2006	245994

NMC941508	TL 1	9/13/2006	245996
NMC941509	TL 3	9/13/2006	245997
NMC941510	TL 5	9/13/2006	245998
NMC941511	TL 7	9/13/2006	245999
NMC941512	TL 9	9/13/2006	246000
NMC941513	TL 11	9/13/2006	246001
NMC941514	TL 13	9/13/2006	246002
NMC941515	TL 15	9/13/2006	246003
NMC941516	TL 17	9/13/2006	246004
NMC941517	TL 19	9/14/2006	246005
NMC941518	TL 21	9/14/2006	246006
NMC941519	TL 23	9/14/2006	246007
NMC941520	TL 25	9/14/2006	246008
NMC941521	TL 27	9/14/2006	246009
NMC941522	TL 28	9/14/2006	246010
NMC941523	TL 29	9/14/2006	246011
NMC941524	TL 30	9/14/2006	246012
NMC941525	TL 31	9/14/2006	246013

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC941526	TWE 1	10/10/2006	246015
NMC941527	TWE 2	10/10/2006	246016
NMC941528	TWE 3	10/10/2006	246017
NMC941529	TWE 4	10/10/2006	246018
NMC941530	TWE 5	10/10/2006	246019
NMC941531	TWE 6	10/10/2006	246020
NMC941532	TWE 7	10/10/2006	246021
NMC941533	TWE 8	10/10/2006	246022
NMC941534	TWE 9	10/10/2006	246023
NMC941535	TWE 10	10/10/2006	246024
NMC941536	TWE 11	10/10/2006	246025
NMC941537	TWE 12	10/10/2006	246026
NMC941538	TWE 13	10/10/2006	246027
NMC941539	TWE 14	10/10/2006	246028
NMC941540	TWE 15	10/10/2006	246029
NMC941541	TWE 16	10/10/2006	246030
NMC941542	TWE 17	10/10/2006	246031
NMC941543	TWE 18	10/10/2006	246032
NMC941544	TWE 19	9/20/2006	246033
NMC941545	TWE 20	9/20/2006	246034
NMC941546	TWE 21	9/20/2006	246035
NMC941547	TWE 22	9/20/2006	246036
NMC941548	TWE 23	9/20/2006	246037
NMC941549	TWE 24	9/20/2006	246038
NMC941550	TWE 25	9/20/2006	246039
NMC941551	TWE 26	9/20/2006	246040
NMC941552	TWE 27	9/20/2006	246041
NMC941553	TWE 28	9/20/2006	246042
NMC941554	TWE 29	9/20/2006	246043
NMC941555	TWE 30	9/20/2006	246044
NMC941556	TWE 31	9/20/2006	246045
NMC941557	TWE 32	9/20/2006	246046
NMC941558	TWE 33	9/20/2006	246047
NMC941559	TWE 34	9/20/2006	246048
NMC941560	TWE 35	9/20/2006	246049
NMC941561	TWE 36	9/20/2006	246050

NMC941562	WT 1	10/31/2006	246052
NMC941563	WT 3	10/31/2006	246053
NMC941564	WT 5	10/31/2006	246054
NMC941565	WT 7	10/31/2006	246055
NMC941566	WT 9	10/31/2006	246056
NMC941567	WT 11	10/31/2006	246057
NMC941568	WT 13	10/31/2006	246058
NMC941569	WT 15	10/31/2006	246059
NMC941570	WT 17	10/31/2006	246060
NMC941571	WT 19	11/7/2006	246061
NMC941572	WT 21	11/7/2006	246062

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

BLM Serial #	Claim Name & #	Loc Date	DOC; Book; Page

NMC941573	WT 23	11/7/2006	246063
NMC941574	WT 25	11/7/2006	246064
NMC941575	WT 27	11/7/2006	246065
NMC941576	WT 29	10/31/2006	246066
NMC941577	WT 31	10/31/2006	246067
NMC941578	WT 33	10/31/2006	246068
NMC941579	WT 35	10/31/2006	246069
NMC941580	WT 37	11/1/2006	246070
NMC941581	WT 39	11/1/2006	246071
NMC941582	WT 41	11/1/2006	246072
NMC941583	WT 43	11/112006	246073
NMC941584	WT 45	11/1/2006	246074
NMC941585	WT 47	11/1/2006	246075
NMC941586	WT 49	11/1/2006	246076
NMC941587	WT 51	11/1/2006	246077
NMC941588	WT 53	11/1/2006	246078
NMC941589	WT 54	11/1/2006	246079
NMC941590	WT 55	11/1/2006	246080
NMC941591	WT 56	11/8/2006	246081
NMC941592	WT 57	11/8/2006	246082
NMC941593	WT 58	11/8/2006	246083
NMC941594	WT 59	11/8/2006	246084
NMC941595	WT 60	11/8/2006	246085
NMC941596	WT 61	11/8/2006	246086
NMC941597	WT 62	11/8/2006	246087
NMC941598	WT 63	11/8/2006	246088
NMC941599	WT 64	11/8/2006	246089
NMC941600	WT 65	11/8/2006	246090
NMC941601	WT 66	11/8/2006	246091
NMC941602	WT 67	11/8/2006	246092
NMC941603	WT 68	11/8/2006	246093
NMC941604	WT 69	11/8/2006	246094
NMC941605	WT 70	11/8/2006	246095
NMC941606	WT 71	11/8/2006	246096
NMC941607	WT 72	11/8/2006	246097
NMC1105104-	MALPAIS 1-347	10/4/2014 to
1105450		10/7/2014
Total 831 Claims

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

2.	Summary of Fire Creek Mine Fee Holdings

APN	Legal Description	Royalty	Acres
Section 5 T30N	R47E MDB&M
007-070-13	NW1/4NW1/4	N/A	46

Section 9 T30N	R47E MDB&M
007-110-01	NW1/4	N/A	160
007-110-13	E1/2 NE 1/4 NE1/4, SE1/4 NE1/4, SE1/4 SW1/4 NE1/4	N/A	70
007-110-22	NE1/4 SE1/4 SW1/4	N/A	10
007-110-23	SE1/4 NE1/4 SW1/4	N/A	10
007-110-10	W1/2NW1/4SW1/4	N/A	20

Section 11 T30N R47E MDB&M
007-120-06	SE1/4 SW1/4	N/A	40
007-120-15	S1/2 SE1/4 NW1/4, N1/2 NE1/4 SW1/4, N1/2 NW1/4 SE1/4	N/A	60
007-120-29	N1/2 NW1/4 NW1/4	N/A	20

Section 15 T30N R47E MDB&M
007-140-01	N1/2 NW1/4	N/A	80
007-140-03	SW1/4 NW1/4	N/A	40
007-140-05	SW1/4 NE1/4	N/A	40
007-140-12	SE1/4 SW1/4	N/A	40
007-140-14	Lots 1 & 2, also described as S1/2 SE1/4	N/A	65.39
007-140-15	SE1/4 NE1/4 SW1/4	N/A	10
007-140-17	SE1/4 NE1/4 NE1/4	N/A	10
007-140-19	S1/2 NW1/4 NE1/4	N/A	20
007-140-20	N1/2 NW1/4 NE1/4	N/A	20
007-140-21	NW1/4 NE1/4 SW1/4	N/A	10
007-140-22	NE1/4 NE1/4 SW1/4	N/A	10
007-140-23	SW1/4 NE1/4 SW1/4	N/A	10
007-140-25	NW1/4 NE1/4 NE1/4	N/A	10
007-140-26	NE1/4 NE1/4 NE1/4	N/A	10

Section 19 T30N R47E MDB&M
007-150-16	E1/2 SE1/4 NE1/4	N/A	20

Section 21 T30N R47E MDB&M
007-610-01	NW1/4	N/A	160
007-610-07	NE1/4SE1/4NE1/4; SE1/4SE1/4NE1/4	N/A	20
007-610-10	SE1/4	N/A	160

Section 23 T30N R47E MDB&M

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

APN	Legal Description	Royalty	Acres
007-160-01	NW1/4 NE1/4	N/A	40
007-160-02	NE1/4 NE1/4	N/A	40
007-160-06	E1/2 SE1/4 NE1/4	N/A	20
007-160-08	N1/2 NE1/4 SE1/4	N/A	20
007-160-09	SE1/4 NE1/4 SE1/4	N/A	10
007-160-16	N1/2 SE1/4 NW1/4	5% NSR	20
007-160-17	N1/2 NW1/4 SW1/4	N/A	20
007-160-18	NW1/4 NW1/4	N/A	40
007-160-19	NE1/4 NW1/4	N/A	40
007-160-20	NE1/4 SW1/4 NW1/4	N/A	10
007-160-21	S1/2 SE1/4 NW1/4	N/A	20
007-160-22	NE1/4 NE/1/4 SW1/4	N/A	10
007-160-23	E1/2 SE1/4 SE1/4	N/A	20
007-160-25	W1/2 SW1/4 NW1/4, NE1/4 SW1/4 NW1/4	5% NSR	30
007-160-26	NW1/4 NE1/4 SW1/4	N/A	10
007-160-27	NW1/4, SW1/4 SE1/4, SE1/4 NW1/4 SE1/4	N/A	20
007-160-28	SW1/4 NE1/4 SE1/4 NW1/4 SE1/4 SE1/4	N/A	20

Section 27 T30N R47E MDB&M
007-620-03	NE1/4 NE1/4	N/A	40
007-620-05	NW1/4 SE1/4	N/A	40
007-620-06	SW1/4 SE1/4	N/A	40

Section 29 T30N R47E MDB&M
007-170-03	NE1/4	N/A	160

Section 33 T30N R47E MDB&M
007-640-06	S1/2 NW1/4	N/A	80
47	Fee Parcels		1855.39

Section 21 T30N R48E MDB&M
003-083-03	Lot 7, Block 11. and Lot 3, Block 15, Crescent Valley Ranch and Farms, Unit No. 4, Map recorded November 5, 1959, File NO. 34552	N/A	4.77
48	Fee Parcels		1860.16

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

3.	Summary of Fire Creek Mine Leased Fee Holdings

APN	Description	Lessor	Royalty	Expiration	Acres
Section 15 T30N R47E MDB&M
007-140-04	SE1/4 NW1/4	Third Party Lessor	4% NSR	(2)	40
007-140-06	SE1/4 NE1/4	Third Party Less	4% NSR	(2)	40
007-140-10	NE1/4 SE1/4, E1/2 NW1/4 SE1/4	Third Party Lessor	2.5% NSR	(2)	60
007-140-07	N2NW4SW4	Third Party Less	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	20
007-140-09	W2NW4SE4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	20
Section 19 T30N R47E MDB&M
007-160-04	SW4NE4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	40
007-160-24	NE4NW4SE4	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	10
Section 19 T30N R47E MDB&M
007-060-69	Parcel 1 of the Sharp Hospital Map recorded in the Office of the Lander County Recorder in Book 375, Official Records, Page 170	Third Party Lessor	3.0% NSR & 0.5% wheelage royalty(1)	31-Jul-33	9.28
8	Leased Fee Parcels				239.2
					8

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

DESCRIPTION OF MANITOBA AND ONTARIO PROPERTIES

1.	Title to Properties

(1)	Title No. 2827781/1

Legal Description:

LOT 25 BLOCK 1 PLAN 38619 WLTO
EXC FIRSTLY: THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER AS CONTAINED WITHIN
THE LIMITS OF LOT 11 GROUP 124
OTHERWISE KNOWN AS "ANNEX" MINERAL CLAIM, PLAN 3621 WLTO AND
LOT 13 GROUP 124
OTHERWISE KNOWN AS THE "DELUXE" MINERAL CLAIM, PLAN 3622 WLTO, AND
SECONDLY: ALL COAL AND COAL MINES AND ALL PLACER MINES AS SET FORTH
IN THE ORIGINAL GRANT FROM THE CROWN,
IN UNSURVEYED 11-24-13 EPM.

Encumbrances: Caveat No. 261741/1; Mortgage No. 4465085/1; Personal Property Security Notice No. 4465086/1; Mortgage No. 4565457/1, Personal Property Security Notice No. 456458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(2)	Title No. 2827785/1

Legal Description:

LOT 26 BLOCK 1 PLAN 38619 WLTO
EXC FIRSTLY: THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER AS CONTAINED WITHIN
THE LIMITS OF LOT 11 GROUP 124
OTHERWISE KNOWN AS "ANNEX" MINERAL CLAIM, PLAN 3621 WLTO AND
LOT 13 GROUP 124
OTHERWISE KNOWN AS THE "DELUXE" MINERAL CLAIM, PLAN 3622 WLTO, AND
SECONDLY: ALL COAL AND COAL MINES AND ALL PLACER MINES AS SET FORTH
IN THE ORIGINAL GRANT FROM THE CROWN,
IN UNSURVEYED 11-24-13 EPM.

Encumbrances: Caveat No. 261741/1; Mortgage No. 4465085/1; Personal Property Security Notice No. 4465086/1; Mortgage No. 4565457/1, Personal Property Security Notice No. 456458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No 4695095/1 and Mortgage No. 4696415/1.

(3)	Title No. 2827786/1

Legal Description:

LOT 17 PLAN 10968 WLTO
EXC ALL MINES AND MINERALS AS SET FORTH IN
INSTRUMENT NO. K47226/1 WLTO
IN UNSURVEYED 24-13 EPM

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(4)	Title No. 2827768/1

Legal Description:

FIRSTLY:
LOT 9 GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "SCARABE" MINERAL CLAIM, PLAN 3618 WLTO AND PLAN 3619 WLTO,

SECONDLY:
LOT 10 IN SAID GROUP
OTHERWISE KNOWN AS THE "WEST SCARABE" MINERAL CLAIM, PLAN 3620 WLTO,

THIRDLY:
LOT 11 IN SAID GROUP 124
OTHERWISE KNOWN AS THE "ANNEX" MINERAL CLAIM, PLAN 3621 WLTO
EXC OUT OF THIRDLY, ALL THAT PORTION WHICH LIES SOUTHWEST OF A STRAIGHT LINE DRAWN FROM THE NORTHEAST CORNER POST OF THE "CARTWRIGHT"
MINERAL CLAIM SHOWN AS CARTWRIGHT P NO.3, PLAN 3631 WLTO, TO THE
SOUTHEAST CORNER POST OF ANNEX MINERAL CLAIM, SHOWN AS ANNEX P NO. 5 ON SAID PLAN 3621,

FOURTHLY:
LOT 13 IN SAID GROUP 124
OTHERWISE KNOWN AS THE "DELUXE" MINERAL CLAIM, PLAN 3622 WLTO,

FIFTHLY:
LOT 14 IN SAID GROUP 124
OTHERWISE KNOWN AS THE "MITE FL." MINERAL CLAIM, PLAN 3623 WLTO, AND

SIXTHLY:
LOT 12 IN SAID GROUP 124
OTHERWISE KNOWN AS THE NLY 200 FEET OF THE "ROSS FL." MINERAL CLAIM, PLAN 3624 WLTO,

TOGETHER IN EACH FIRSTLY TO SIXTHLY, WITH THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATIONS WITH EACH OTHER IN, UPON OR UNDER THE SAID LANDS, EXC OUT OF ALL THE ABOVE DESCRIBED LANDS, ALL MINES AND MINERALS AS SET FORTH IN THE ORIGINAL GRANT FROM THE CROWN.

Encumbrances: Caveat No. 219924/1, Mortgage No. 4465085/1; Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 456458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(5)	Title No. 2827775/1

Legal Description:

LOT 11 GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "ANNEX" MINERAL CLAIM, PLAN 3621 WLTO
TOGETHER WITH THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER IN, UPON OR UNDER THE SAID LAND,
EXC FIRSTLY: ALL THAT PORTION WHICH LIES NORTHEAST OF A STRAIGHT LINE DRAWN FROM THE NORTHEAST CORNER POST OF THE "CARTWRIGHT" MINERAL CLAIM SHOWN AS CARTWRIGHT P NO.3 ON PLAN 3631 WLTO, TO THE SOUTHEAST CORNER POST OF ANNEX MINERAL SHOWN AS ANNEX P NO.5 ON SAID PLAN 3621, AND SECONDLY: ALL MINES AND MINERALS AS SET FORTH IN THE ORIGINAL
GRANT FROM THE CROWN.

Encumbrances: Caveat No. 219924/1, Mortgage No. 4465085/1; Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 456458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(6)	Title No. 2827777/1

Legal Description:

LOT 65 GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "GOLD CUP NO.2 FL." MINERAL CLAIM, PLAN 4204 WLTO
TOGETHER WITH THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS OF DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER IN, UPON OR UNDER THE SAID LAND, EXC ALL MINES AND MINERALS AS SET FORTH IN THE ORIGINAL
GRANT FROM THE CROWN.

Encumbrances: Caveat No. 219924/1, Mortgage No. 4465085/1; Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 456458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(7)	Title No. 2827757/1

Legal Description:

PARCEL ONE:
LOT 45, GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "ISLAND FL." MINERAL CLAIM, PLAN 10362 WLTO
TOGETHER WITH THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER IN, UPON OR UNDER THE SAID LAND,
EXC FIRSTLY: ALL THAT PORTION CONTAINED WITHIN THE LIMITS OF PARCEL 6 PLAN 10850 WLTO, AND
SECONDLY: ALL MINES AND MINERALS AS SET FORTH IN THE ORIGINAL
GRANT FROM THE CROWN.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

PARCEL TWO:
ALL THAT PORTION OF SAID LOT 45
CONTAINED WITHIN THE LIMITS OF SAID PARCEL 6,
EXC OUT OF PARCEL TWO, ALL MINES AND MINERALS AS SET FORTH IN THE
ORIGINAL GRANT FROM THE CROWN.

Encumbrances: Caveat No. 219924/1, Mortgage No. 4465085/1; Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 456458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(8)	Title No. 2827762/1

Legal Description:

FIRSTLY:
LOT 7 GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "GOLD FIELD" MINERAL CLAIM, PLAN 4042 WLTO.

SECONDLY:
LOT 64 IN SAID GROUP 124
OTHERWISE KNOWN AS THE "GOLD CUP" MINERAL CLAIM, PLAN 4041 WLTO.

THIRDLY:
LOT 66 IN SAID GROUP 124
OTHERWISE KNOWN AS THE "BIG FOUR FL" MINERAL CLAIM, PLAN 4040 WLTO
EXC OUT OF THIRDLY, SO MUCH OF THE SURFACE RIGHTS AS IS COMPRISED
WITHIN THE BED OF BIG RICE LAKE,

TOGETHER WITH THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER IN, UPON OR UNDER THE SAID ABOVE DESCRIBED LANDS,
EXC OUT OF ALL THE ABOVE SAID DESCRIBED LANDS, ALL MINES
AND MINERALS AS SET FORTH IN THE ORIGINAL GRANT FROM THE CROWN

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(9)	Title No. 2827765/1

Legal Description:

LOT 8 GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "EMMA" MINERAL CLAIM, PLAN 3618 WLTO
TOGETHER WITH A RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER IN, UPON OR UNDER THE SAID LAND,
EXC ALL MINES AND MINERALS AS SET FORTH IN THE ORIGINAL
GRANT FROM THE CROWN.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(10)	Title No. 2827749/1

Legal Description:

THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER IN, UPON OR UNDER THE FOLLOWING DESCRIBED LAND:

PARCEL ONE:
LOT 5 GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "GABRIELLE" MINERAL CLAIM, PLAN 3728 WLTO
EXC FIRSTLY: ROAD, PLAN 3790 WLTO
SECONDLY: ALL COAL AND COAL MINES AND ALL PLACER MINES AS SET FORTH
IN THE ORIGINAL GRANT FROM THE CROWN, AND
THIRDLY: ALL PORTIONS OF SAID LOT WHICH MAY BE COMPRISED WITHIN THE LIMITS OF STATUTORY ROAD ALLOWANCES WHEN THE TRACT WITHIN WHICH SAID LOT IS SITUATED WILL BE SUBDIVIDED INTO SECTIONS AND QUARTER SECTIONS
AS SET FORTH IN THE ORIGINAL GRANT FROM THE CROWN.

PARCEL TWO:
LOT 6 IN SAID GROUP 124
OTHERWISE KNOWN AS THE "CARTWRIGHT" MINERAL CLAIM, PLAN 3631 WLTO
EXC FIRSTLY: SAID PLAN 3790
SECONDLY: ALL COAL AND COAL MINES AND ALL PLACER MINES AS SET FORTH
IN THE ORIGINAL GRANT FROM THE CROWN, AND

THIRDLY: ALL PORTIONS OF SAID LOT 6 WHICH MAY BE COMPRISED WITHIN THE LIMITS OF STATUTORY ROAD ALLOWANCES WHEN THE TRACT WITHIN WHICH SAID LOT IS SITUATED WILL BE SUBDIVIDED INTO SECTIONS AND QUARTER SECTIONS

AS SET FORTH IN THE ORIGINAL GRANT FROM THE CROWN.

Encumbrances: Caveat No. 219924/1, Mortgage No. 4465085/1; Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 456458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(11)	Title No. 2827754/1

Legal Description:

LOT 15 GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "JUMPING CAT" MINERAL CLAIM, PLAN 3767 WLTO
TOGETHER WITH THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE
REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS
FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE
FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER IN, UPON OR UNDER
THE SAID LAND,
EXC ALL MINES AND MINERALS AS SET FORTH IN THE ORIGINAL
GRANT FROM THE CROWN.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(12)	Title No. 2827755/1

Legal Description:

LOT 47 GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "RACHEL" MINERAL CLAIM, PLAN 3712 WLTO
TOGETHER WITH A RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE
REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS
FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE
FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER IN, UPON OR UNDER
THE SAID LAND,
EXC ALL MINES AND MINERALS AS SET FORTH IN
INSTRUMENT NO. 203635/1 WLTO.
IN 24-13 EPM

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(13)	Title No. 2827833/1

Legal Description:

FIRSTLY:
LOT 46 GROUP 124 IN 24-13 EPM
OTHERWISE KNOWN AS THE "SAN ANTONIO" MINERAL CLAIM, PLAN 10361 WLTO
EXC ALL THAT PORTION CONTAINED WITHIN THE LIMITS BORDERED RED ON PLAN 10850 WLTO
TOGETHER WITH THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER,
IN UPON OR UNDER THE SAID LAND,
EXC ALL MINES AND MINERALS AS SET FORTH IN THE ORIGINAL
GRANT FROM THE CROWN, AND

SECONDLY:
PARCEL 2 BORDERED RED ON SAID PLAN 10850
TOGETHER WITH THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS, FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER,
IN UPON OR UNDER SAID PARCEL 2,
EXC OUT OF SECONDLY, ALL MINES AND MINERALS AS SET FORTH IN THE
ORIGINAL GRANT FROM THE CROWN.
IN SAID LOT 46, AND
ALL THOSE PORTIONS OF PARCELS 1, 3, 4, 5 AND 6 BORDERED RED ON SAID PLAN 10850
OTHERWISE KNOWN AS THE "SAN ANTONIO" MINERAL CLAIM, ON SAID PLAN 10361
TOGETHER WITH THE RIGHT TO ALL MINERALS WITHIN THE MEANING OF THE REGULATIONS FOR THE DISPOSAL OF QUARTZ MINING CLAIMS ON DOMINION LANDS FOUND IN VEINS, LODES OR ROCK IN PLACE AND WHETHER SUCH MINERALS ARE FOUND SEPARATELY OR IN COMBINATION WITH EACH OTHER, IN, UPON OR UNDER SAID PARCELS 1, 3, 4, 5 AND 6
EXC OUT OF SAID PARCELS 1, 3, 4, 5 AND 6,
ALL MINES AND MINERALS AS SET FORTH IN THE ORIGINAL GRANT FROM THE CROWN, IN SAID LOT 46.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(14)	Title No. 2827746/1

Legal Description:

LOT 18 PLAN 10968 WLTO
EXC ALL MINES AND MINERALS AS SET FORTH IN
INSTRUMENT NO. K47226/1 WLTO
IN UNSURVEYED 24-13 EPM

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(15)	Title No. 2827791/1

Legal Description:

LOT 15 PLAN 10968 WLTO
EXC ALL MINES AND MINERALS AS SET FORTH IN
INSTRUMENT NO. K47226/1 WLTO
IN UNSURVEYED 24-13 EPM.

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(16)	Title No. 2827795/1

Legal Description:

LOT 16 PLAN 10968 WLTO
EXC ALL MINES AND MINERALS AS SET FORTH IN
INSTRUMENT NO. K47226/1 WLTO
IN UNSURVEYED 24-13 EPM.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Encumbrances: Caveat No. 261741/1; Mortgage No. 4465085/1; Personal Property Security Notice No. 4465086/1; Mortgage No. 4565457/1, Personal Property Security Notice No. 456458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(17)	Title No. 2827800/1

Legal Description:

LOT 10 BLOCK 5 PLAN 15331 WLTO
EXC ALL MINES AND MINERALS AND OTHER MATTERS AS SET FORTH IN
THE CROWN LANDS ACT,
IN UNSURVEYED 24-13 EPM.

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

(18)	Title No. 2827802/1

Legal Description:

LOT 11 BLOCK 5 PLAN 15331 WLTO
EXC ALL MINES AND MINERALS AND OTHER MATTERS AS SET FORTH IN
THE CROWN LANDS ACT,
IN UNSURVEYED 24-13 EPM.

Encumbrances: Mortgage No. 4465085/1, Personal Property Security Notice No. 4465086/1, Mortgage No. 4565457/1, Personal Property Security Notice No. 4565458/1, Mortgage No. 4636307/1; Debenture from KLONDEX CANADA LTD. in favour of 7097914 MANITOBA LTD. dated January 21, 2016 and registered as Mortgage No. 4695095/1 and Mortgage No. 4696415/1.

1.	MANITOBA MINES AND MINERALS

HOLDER: (100% Interest)

TYPE	CLAIM NAME	CLAIM NUMBER

Mineral Lease	[No claim name]	ML63

Patent	Emma	P10_8
	Gabrielle	P12_227
	Goldcup	P15_64
	Gold Cup No. 2 Fr.	P16_65
	Goldfield	P20_7
	Jumping Cat	P26_15
	Annex	P2_11
	Mite Fr.	P32_14
	Rachel	P35_47
	Ross Fr.	P38_951
	Ross Fr. (N200)	P39_12A
	Big Four Fr.	P3_66
	San Antonio	P41_46
	Scarabe	P42_9

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

TYPE	CLAIM NAME	CLAIM NUMBER
	West Scarabe	P47_10
	Island Fr.	P48_45
	Cartwright	P4_6
	Deluxe	P9_13

Claim	RICE NO 4	CB11704
Claim	GOLD HORSE 3	MB1296
Claim	GOLD HORSE 1	MB1327
Claim	GOLD HORSE 2	MB1328
Claim	GOLD HORSE 4	MB1354
Claim	JADE 3	MB1846
Claim	JADE 4	MB1847
Claim	SANANTONIO JR 4	MB1928
Claim	GEO5	MB1932
Claim	BUB 1	MB2101
Claim	BUB 2	MB2102
Claim	BUB 3	MB2103
Claim	BUB 4	MB2104
Claim	BUB 5	MB2105
Claim	BUB 6	MB2106
Claim	BERE 6	MB3433
Claim	BILL 100	MB3737
Claim	HURON #1	MB3949
Claim	BILL 90	MB3950
Claim	BILL 91	MB3951
Claim	BILL 92	MB3952
Claim	BILL 93	MB3953
Claim	BILL 94	MB3954
Claim	BILL 95	MB3955
Claim	BILL 96	MB3956
Claim	BILL 97	MB3957
Claim	BILL 98	MB3960
Claim	BILL 99	MB3961
Claim	SAN 6	MB4423
Claim	SAN 8	MB4425
Claim	SAN 9	MB4498
Claim	VAN	MB4563
Claim	SAN 16	MB4942
Claim	GOLDRIDGE 1	MB5035
Claim	GOLDRIDGE 2	MB5036
Claim	GOLDRIDGE 3	MB5037
Claim	GOLDRIDGE 4	MB5038
Claim	GOLDRIDGE 5	MB5039
Claim	GOLDRIDGE 6	MB5040
Claim	GOLDRIDGE 15	MB5455
Claim	GOLDRIDGE 14	MB5457
Claim	AAA	MB5465
Claim	CONTACT 1	MB5589
Claim	CONTACT 2	MB5590
Claim	ROSS FR	MB5931
Claim	JILL FRACTION	MB5932

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

TYPE	CLAIM NAME	CLAIM NUMBER
Claim	SAN 18	MB5935
Claim	SAN 21	MB6134
Claim	SAN 20	MB6135
Claim	SAN 22 FR	MB6136
Claim	RICK FR.	MB6645
Claim	SAN 31	MB6646
Claim	SAN 40 FR	MB6647
Claim	BBB	MB7168
Claim	ULTRA 24	MB7506
Claim	ULTRA 26	MB7507
Claim	ULTRA 25	MB7508
Claim	ULTRA 21	MB7509
Claim	CUD 3	MB8111
Claim	SAN 22	MB8377
Claim	SAN 23	MB8378
Claim	SAN 24	MB8379
Claim	SAN 25	MB8380
Claim	SAN 26	MB8381
Claim	SAN 27	MB8382
Claim	SAN 28	MB9383
Claim	ROSS 1 FR.	MB8384
Claim	TOM 4	MB9150
Claim	TOM 3	MB9151
Claim	TOM 5	MB9152
Claim	TOM 6	MB9154
Claim	TOM 7	MB9155
Claim	TOM 8	MB9162
Claim	ROSS 2	MB9379
Claim	SAN 29	MB9433
Claim	SAN 30	MB9434
Claim	GOLD HORSE 7	MB9521
Claim	GOLD HORSE 10	MB9522
Claim	GOLD HORSE 6	MB9523
Claim	GOLD HORSE 9	MB9524
Claim	GOLD HORSE 11	MB9525
Claim	GOLD HORSE 5	MB9526
Claim	GOLD HORSE 8	MB9527
Claim	SAN 54	MB9538
Claim	SAN 50	MB9540
Claim	BILL 31 FR	MB9575
Claim	SGR	MB9600
Claim	SAN 2 FR	MB9732
Claim	SAN 11	P2169F
Claim	SAN 12	P2170F
Claim	NUPIC 1 FR.	W44496
Claim	NUPIC 2 FR.	W44497
Claim	NUPIC 3	W44498
Claim	NUPIC 4	W44499
Claim	NUPIC 5	W44500
Claim	NUPIC 6	W44501
Claim	NUPIC 7	W44502
Claim	NUPIC 14	W44509

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

TYPE	CLAIM NAME	CLAIM NUMBER
Claim	NUPIC 17 FR.	W44512
Claim	NUPIC 18	W44513
Claim	NUPIC 19	W44514
Claim	NUPIC 20	W44515
Claim	RICE NO 5	W46385
Claim	GOLD CREEK #5	W47000
Claim	ALIX	W48116
Claim	KAREN	W48245
Claim	ZORRO	W48247
Claim	LUANA # EXT	W48337
Claim	LUANA	W48442
Claim	BISSETT 1	W48765
Claim	BISSETT	W48796
Claim	RICE 45	W48797
Claim	ODESSA	W49083
Claim	JADE	W49440
Claim	JADE 2	W49441
Claim	SHARON	W49444
Claim	WAWA	W49445
Claim	BISSETT 3 FR	W49484
Claim	NUG 1	W49605
Claim	JADE #1	W50355
Claim	DANCER	W51793
Claim	LUANA FR.	W51799
Claim	FLORA	W52076
Claim	LODE	W52077
Claim	ERIC	W52779
Claim	HENRIKSON	W52780
Claim	SCUD	W52781
Claim	FLASH	W52840
Claim	FRUM	W52841
Claim	BEAR	W52842
Claim	SPIDER	W52843
Claim	FLY	W52844
Claim	WEB FRACTION	W52845
Claim	PATRIOT	W53116
Claim	SAN 1	W53314
Claim	ORE 1	W53340
Claim	NUG 2	W53341
Claim	BEA	W53391
Claim	ORO	W53447
Claim	SAN 4	W53803
Claim	SAN 2	W53846
Claim	SAN 3	W53847
Claim	BERE 5	W53930
Claim	BERE 1	W54255
Claim	MALIBU FR.	MB2118
Claim	[No claim name]	W45949
Claim	[No claim name]	CB8043
Claim	GEO 3	MB1357
Claim	GEO 4	MB1915
Claim	GOLD PERCULATOR 1	MB1922

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

TYPE	CLAIM NAME	CLAIM NUMBER
Claim	SANANTONIO JR 1	MB1924
Claim	SANANTONIO JR 2	MB1925
Claim	SANANTONIO JR 3	MB1926
Claim	GOLDEN CANYONS 1	MB1927
Claim	GOLD CANYON 3	MB1930
Claim	GOLD CANYON 4	MB1931
Claim	GOLD CANYON 5	MB1934
Claim	GOLDEN CANYONS 2	MB1935
Claim	GOLDEN CANYONS 3	MB1936
Claim	GOLD PERCULATOR 2	MB1937
Claim	GOLD CANYON 1	MB1943
Claim	GOLD CANYON 6	MB1944
Claim	MOTHERLOAD 1	MB1945
Claim	GOLD TWINS 1	MB1946
Claim	GOLD TWINS 2	MB1947
Claim	GOLD TWINS 3	MB1948
Claim	GOLD TWINS 4	MB1949
Claim	GOLD TWINS 5	MB1950
Claim	OLD PROSPECTOR 2	MB1951
Claim	OLD PROSPECTOR 3	MB1979
Claim	GEO 7	MB2002
Claim	GEO 9	MB2004
Claim	GEO 10	MB2005
Claim	MARLEEN	MB2067
Claim	MALIBU 1	MB2115
Claim	MALIBU 2	MB2116
Claim	JADE	MB2120
Claim	PAULA 5	MB2175
Claim	KIM 10	MB2180
Claim	KIM 1	MB2181
Claim	PAULA 2378	MB2378
Claim	PAULA 2379	MB2379
Claim	PAULA 2380	MB2380
Claim	PAULA 2381	MB2381
Claim	KIM 8	MB2707
Claim	PAULA 10	MB2710
Claim	PAULA 12	MB2712
Claim	LOOK OUT	MB2753
Claim	PAULA 13	MB2755
Claim	SABINA 5	MB2787
Claim	SABINA 1	MB2791
Claim	SABINA 2	MB2792
Claim	LAURALEE 8	MB2798
Claim	KIM 9	MB2799
Claim	LAURALEE 1	MB2801
Claim	LAURALEE 2	MB2802
Claim	MONA 2945	MB2945
Claim	MONA 2949	MB2949
Claim	KIM 2975	MB2975
Claim	LAURALEE	MB2978
Claim	LAURALEE 2979	MB2979
Claim	LAURALEE 2980	MB2980

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

TYPE	CLAIM NAME	CLAIM NUMBER
Claim	LAURALEE 2981	MB2981
Claim	LAURALEE 2982	MB2982
Claim	LAURALEE 2983	MB2983
Claim	LAURALEE 2984	MB2984
Claim	OX 2987	MB2987
Claim	YORK	MB2991
Claim	MONA 2998	MB2998
Claim	MONA 3000	MB3000
Claim	MONA 3001	MB3001
Claim	MONA 3028	MB3028
Claim	MONA 3029	MB3029
Claim	RACHELLE 3030	MB3030
Claim	MONA 3031	MB3031
Claim	RACHELLE 3032	MB3032
Claim	RACHELLE 3033	MB3033
Claim	LAURALEE 3035	MB3035
Claim	DEB 36	MB3036
Claim	MONA 3037	MB3037
Claim	JACQUIE 3038	MB3038
Claim	KIM 3227	MB3227
Claim	DEB 3229	MB3229
Claim	SABINA 3	MB3261
Claim	KIM 3593	MB3593
Claim	REO 3596	MB3596
Claim	REO 3893	MB3893
Claim	REO 3895	MB3895
Claim	REO 3897	MB3897
Claim	OLD EDKE	MB4604
Claim	OLD EDKE 1	MB4605
Claim	OLD EDKE 3	MB4606
Claim	OLD EDKE 4	MB4607
Claim	JARY 1	MB4611
Claim	JARY 2	MB4612
Claim	SABINA 7	MB4781
Claim	SABINA 6	MB4782
Claim	SABINA 4	MB4783
Claim	JARY 5 F	MB5005
Claim	ROBERT PETER	MB5006
Claim	TATONGA 1	MB5007
Claim	WANI 1	MB5568
Claim	WANI 2	MB5569
Claim	MARA	MB5694
Claim	JARY 6112	MB6112
Claim	JARY 6113	MB6113
Claim	RIO 5F	MB6115
Claim	RIO 4	MB6116
Claim	RIO 3	MB6117
Claim	RIO 2	MB6118
Claim	RIO 1	MB6119
Claim	AUDREY 6122	MB6122
Claim	AUDREY 6123	MB6123
Claim	PAULA 632	MB632

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

TYPE	CLAIM NAME	CLAIM NUMBER
Claim	PAULA 633	MB633
Claim	JONA	MB2109
Claim	DREW	MB3260
Claim	PFG	MB5272
Claim	PFG 1	MB5273
Claim	PFG 2	MB5274
Claim	PFG 3	MB5275
Claim	PFG 4	MB5276
Claim	PFG 5	MB5277
Claim	PFG 6	MB5278
Claim	PFG 7	MB5279
Claim	PFG 8	MB5280
Claim	PFG 9	MB5281
Claim	BILL 31	MB9231
Claim	BILL 32	MB9232
Claim	BILL 33	MB9233
Claim	BILL 34	MB9378
Claim	BILL 35	MB9380
Claim	PFG 10	MB9382
Claim	CHCALA 1	W53405
Claim	GLORIA	W53619
Claim	REX 4	MB1756
Claim	SAN 70	MB11576
Claim	SAN 71	MB11577
Claim	SAN 73	MB11579
Claim	SAN 74	MB11580

HOLDER: (50% Interest) and GREENBELT GOLD MINES INC. (50% Interest)

TYPE	CLAIM NAME	CLAIM NUMBER

Claim	GOLDSTONE	15876
Claim	FOX	15922
Claim	WOLF	25885
Claim	FISHER	25896
Claim	GOLDEN STAR 1	27506
Claim	MARIGOLD	27508
Claim	GOLD FLY	27510
Claim	WOLVERINE FRACTIONAL	28950
Claim	LISGAR	29940
Claim	GOLDEN TRUTH FR	31682
Claim	I.X.L.	W1097
Claim	A.B. NO 1	W14003
Claim	A.B. NO 2	W14004
Claim	A.B. NO 3	W14005
Claim	A.B. NO 4	W14006
Claim	A.B. NO 5	W14007
Claim	A.B. NO 6	W14008
Claim	SOUTH SIDE #1	W232
Claim	SOUTH SIDE	W233
Claim	PAYUK	W44240
Claim	MARQUIS	W44242

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

TYPE	CLAIM NAME	CLAIM NUMBER
Claim	PRIME	W44243
Claim	GOLDZONE NO 12	W4464
Claim	GOLDZONE FRAC	W46424
Claim	I.X.L. FR.	W5856
Claim	LOON	W89
Claim	WHITE	W90

2.	ONTARIO MINES AND MINERALS

PORCUPINE MINING CLAIMS
PART ONE HOLDER: (100% INTEREST)

No.	Claim Number	Mining Division	Township/Area	Status	Due Date
1.	817604	PORCUPINE	KEEFER	Active	2016-JUN-28
2.	817605	PORCUPINE	KEEFER	Active	2016-JUN-28
3.	817608	PORCUPINE	KEEFER	Active	2016-JUN-28
4.	833192	PORCUPINE	KEEFER	Active	2016-JUN-28
5.	833195	PORCUPINE	KEEFER	Active	2016-JUN-28
6.	947837	PORCUPINE	DENTON	Active	2016-JUN-28
7.	947838	PORCUPINE	DENTON	Active	2016-JUN-28
8.	947839	PORCUPINE	DENTON	Active	2016-JUN-28
9.	947840	PORCUPINE	DENTON	Active	2016-JUN-28
10.	947841	PORCUPINE	DENTON	Active	2016-JUN-28
11.	947842	PORCUPINE	DENTON	Active	2016-JUN-28
12.	947843	PORCUPINE	DENTON	Active	2016-JUN-28
13.	947844	PORCUPINE	DENTON	Active	2016-JUN-28
14.	947845	PORCUPINE	DENTON	Active	2016-JUN-28
15.	947846	PORCUPINE	DENTON	Active	2016-JUN-28
16.	947847	PORCUPINE	DENTON	Active	2016-JUN-28
17.	947848	PORCUPINE	DENTON	Active	2016-JUN-28
18.	947849	PORCUPINE	DENTON	Active	2016-JUN-28
19.	947850	PORCUPINE	DENTON	Active	2016-JUN-28

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

No.	Claim Number	Mining Division	Township/Area	Status	Due Date
20.	947851	PORCUPINE	DENTON	Active	2016-JUN-28
21.	947852	PORCUPINE	DENTON	Active	2016-JUN-28
22.	947853	PORCUPINE	DENTON	Active	2016-JUN-28
23.	947854	PORCUPINE	DENTON	Active	2016-JUN-28
24.	947858	PORCUPINE	DENTON	Active	2016-JUN-28
25.	947863	PORCUPINE	KEEFER	Active	2016-JUN-28
26.	947864	PORCUPINE	KEEFER	Active	2016-JUN-28
27.	947865	PORCUPINE	KEEFER	Active	2016-JUN-28
28.	947866	PORCUPINE	KEEFER	Active	2016-JUN-28
29.	947867	PORCUPINE	KEEFER	Active	2016-JUN-28
30.	947869	PORCUPINE	KEEFER	Active	2016-JUN-28
31.	947870	PORCUPINE	KEEFER	Active	2016-JUN-28
32.	947871	PORCUPINE	KEEFER	Active	2016-JUN-28
33.	947872	PORCUPINE	KEEFER	Active	2016-JUN-28
34.	947873	PORCUPINE	KEEFER	Active	2016-JUN-28
35.	947874	PORCUPINE	KEEFER	Active	2016-JUN-28
36.	947875	PORCUPINE	KEEFER	Active	2016-JUN-28
37.	947876	PORCUPINE	KEEFER	Active	2016-JUN-28
38.	947877	PORCUPINE	KEEFER	Active	2016-JUN-28
39.	947878	PORCUPINE	KEEFER	Active	2016-JUN-28
40.	947879	PORCUPINE	KEEFER	Active	2016-JUN-28
41.	947880	PORCUPINE	KEEFER	Active	2016-JUN-28
42.	947881	PORCUPINE	KEEFER	Active	2016-JUN-28
43.	947882	PORCUPINE	KEEFER	Active	2016-JUN-28
44.	947885	PORCUPINE	KEEFER	Active	2016-JUN-28
45.	947886	PORCUPINE	KEEFER	Active	2016-JUN-28

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

No.	Claim Number	Mining Division	Township/Area	Status	Due Date
46.	947887	PORCUPINE	KEEFER	Active	2016-JUN-28
47.	947888	PORCUPINE	KEEFER	Active	2016-JUN-28
48.	947889	PORCUPINE	KEEFER	Active	2016-JUN-28
49.	949074	PORCUPINE	KEEFER	Active	2016-JUN-28
50.	949904	PORCUPINE	DENTON	Active	2016-JUN-28
51.	949905	PORCUPINE	DENTON	Active	2016-JUN-28
52.	949906	PORCUPINE	DENTON	Active	2016-JUN-28
53.	949907	PORCUPINE	DENTON	Active	2016-JUN-28
54.	949908	PORCUPINE	DENTON	Active	2016-JUN-28
55.	949909	PORCUPINE	DENTON	Active	2016-JUN-28
56.	949910	PORCUPINE	DENTON	Active	2016-JUN-28
57.	949911	PORCUPINE	DENTON	Active	2016-JUN-28
58.	949912	PORCUPINE	DENTON	Active	2016-JUN-28
59.	949913	PORCUPINE	DENTON	Active	2016-JUN-28
60.	949914	PORCUPINE	DENTON	Active	2016-JUN-28
61.	949915	PORCUPINE	DENTON	Active	2016-JUN-28
62.	949921	PORCUPINE	DENTON	Active	2016-JUN-28
63.	949922	PORCUPINE	DENTON	Active	2016-JUN-28
64.	949923	PORCUPINE	DENTON	Active	2016-JUN-28
65.	949924	PORCUPINE	DENTON	Active	2016-JUN-28
66.	949925	PORCUPINE	DENTON	Active	2016-JUN-28
67.	949928	PORCUPINE	DENTON	Active	2016-JUN-28
68.	982288	PORCUPINE	DENTON	Active	2016-JUN-28
69.	982289	PORCUPINE	DENTON	Active	2016-JUN-28
70.	982290	PORCUPINE	DENTON	Active	2016-JUN-28
71.	982291	PORCUPINE	DENTON	Active	2016-JUN-28

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

No.	Claim Number	Mining Division	Township/Area	Status	Due Date
72.	982292	PORCUPINE	DENTON	Active	2016-JUN-28
73.	996605	PORCUPINE	KEEFER	Active	2016-JUN-28
74.	996609	PORCUPINE	KEEFER	Active	2016-JUN-28
75.	997233	PORCUPINE	DENTON	Active	2016-JUN-28
76.	1087474	PORCUPINE	KEEFER	Active	2016-JUN-28
77.	1087475	PORCUPINE	KEEFER	Active	2016-JUN-28
78.	1087476	PORCUPINE	KEEFER	Active	2016-JUN-28
79.	1087477	PORCUPINE	KEEFER	Active	2016-JUN-28
80.	4241345	PORCUPINE	KEEFER	Active	2017-APR-14
81.	4241346	PORCUPINE	KEEFER	Active	2017-APR-14
82.	4241347	PORCUPINE	DENTON	Active	2017-APR-14
83.	3002972	PORCUPINE	CARSCALLEN	Active	2016-NOV-29
84.	3002999	PORCUPINE	CARSCALLEN	Active	2016-NOV-29
85.	3010654	PORCUPINE	WHITESIDES	Active	2016-APR-22

PORCUPINE MINING CLAIMS
PART TWO HOLDER: (50% INTEREST)

No.	Claim Number	Mining Division	Township/Area	Status	Due Date
1.	3010236	PORCUPINE	TULLY	Active	2018-JUL-14
2.	3010237	PORCUPINE	TULLY	Active	2018-JUL-14

MINING LEASE
HOLDER: (50% INTEREST)

PIN 65330−0016 (LT), being PCL 469 SEC LC; LT 10 CON 1 TULLY; MINING CLAIM P. 57471 TULLY; MINING CLAIM P. 57472 TULLY; MINING CLAIM P. 57473 TULLY; MINING CLAIM P. 57474 TULLY; MINING CLAIM P. 57475 TULLY; MINING CLAIM P. 57476 TULLY; MINING CLAIM P. 102250 TULLY; MINING CLAIM P. 102251 TULLY; S 1/2 OF S 1/2 LT 11 CON 2 TULLY; MINING CLAIM P. 57463 TULLY; MINING CLAIM P. 57464 TULLY; PT LT 11 CON 1 TULLY BEING N 1/2 & N 1/2 OF S 1/2; MINING CLAIM P. 57479 TULLY; MINING CLAIM P. 57480 TULLY; MINING CLAIM P. 57467 TULLY; MINING CLAIM P. 57468 TULLY; MINING CLAIM P. 57485 TULLY; MINING CLAIM P. 57486 TULLY; DISTRICT OF COCHRANE

COCHRANE PATENTED CLAIMS

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

PIN 65473−0179 (LT), being MINING RIGHTS ONLY PCL 6966 SEC CST; MINING CLAIM P22841
KEEFER; DISTRICT OF COCHRANE; TOWN OF COCHRANE

PIN 65473−0181 (LT), being MINING RIGHTS ONLY PCL 7311 SEC CST; MINING CLAIM P27877
KEEFER BEING LAND AND LAND COVERED WITH THE WATER OF PART OF AN UNNAMED LAKE
WITHIN THE LIMITS OF THIS MINING CLAIM; DISTRICT OF COCHRANE; CITY OF TIMMINS

PIN 65473−0183 (LT), being MINING RIGHTS ONLY PCL 7864 SEC CST; MINING CLAIM P26782
KEEFER; DISTRICT OF COCHRANE; CITY OF TIMMINS

PIN 65473−0185 (LT), being MINING RIGHTS ONLY PCL 7281 SEC CST; MINING CLAIM P25078
KEEFER; DISTRICT OF COCHRANE; CITY OF TIMMINS

PIN 65473−0187 (LT), being MINING RIGHTS ONLY PCL 7943 SEC CST; MINING CLAIM P26781
KEEFER; DISTRICT OF COCHRANE; CITY OF TIMMINS

PIN 65473−0189 (LT), being MINING RIGHTS ONLY PCL 7362 SEC CST; MINING CLAIM P25079
KEEFER; DISTRICT OF COCHRANE; CITY OF TIMMINS

KENORA MINING CLAIMS
HOLDER: KLONDEX CANADA LTD. (100% INTEREST)

No.	Claim Number	Mining Division	Township/Area	Status	Due Date
1.	4208700	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-FEB-07
2.	4208701	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-FEB-07
3.	4208702	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-FEB-07
4.	4208703	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-FEB-07
5.	4208704	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-FEB-07
6.	4208705	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-FEB-07
7.	4208706	KENORA	ATIKWA LAKE AREA	Active	2017-FEB-07
8.	4208707	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-FEB-07
9.	4208708	KENORA	ATIKWA LAKE AREA	Active - Hold	2016-FEB-07
10.	4208709	KENORA	ATIKWA LAKE AREA	Active - Work Report Pending	2017-FEB-07
11.	4212129	KENORA	ATIKWA LAKE AREA	Active	2016-AUG-24
12.	4212130	KENORA	ATIKWA LAKE AREA	Active	2016-AUG-24
13.	4212131	KENORA	ATIKWA LAKE AREA	Active	2016-AUG-24
14.	4212132	KENORA	ATIKWA LAKE AREA	Active	2016-AUG-24
15.	4212133	KENORA	ATIKWA LAKE AREA	Active - Work	2016-AUG-24

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

No.	Claim Number	Mining Division	Township/Area	Status	Due Date
				Report Pending
16.	4213420	KENORA	ATIKWA LAKE AREA	Active	2016-MAY-04
17.	4213421	KENORA	ATIKWA LAKE AREA	Active	2016-MAY-04
18.	4213422	KENORA	ATIKWA LAKE AREA	Active	2016-APR-23
19.	4213423	KENORA	ATIKWA LAKE AREA	Active	2016-APR-23
20.	4213424	KENORA	ATIKWA LAKE AREA	Active	2016-MAY-04
21.	4213425	KENORA	ATIKWA LAKE AREA	Active	2016-MAY-04
22.	4214238	KENORA	ATIKWA LAKE AREA	Active	2017-APR-03
23.	4219064	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-MAR-03
24.	4219065	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-MAR-03
25.	4219066	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-MAR-03
26.	4219067	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-MAR-03
27.	4219068	KENORA	ATIKWA LAKE AREA	Active-Hold	2016-MAR-03
28.	4228981	KENORA	ATIKWA LAKE AREA	Active	2016-APR-02
29.	1247471	KENORA	TURTLEPOND LAKE AREA	Active	2017-FEB-03
30.	1247472	KENORA	TURTLEPOND LAKE AREA	Active	2017-MAY-29
31.	3012581	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-06
32.	4219025	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
33.	4219026	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
34.	4219027	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
35.	4219028	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
36.	4219029	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

No.	Claim Number	Mining Division	Township/Area	Status	Due Date
37.	4219030	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
38.	4219031	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
39.	4219032	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
40.	4219033	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
41.	4219034	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
42.	4219035	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
43.	4219036	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
44.	4219037	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
45.	4219038	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
46.	4219039	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
47.	4219040	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
48.	4219041	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19
49.	4219042	KENORA	TURTLEPOND LAKE AREA	Active	2016-DEC-19

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE I

Litigation

1.	Civil Litigation Matters

William J. Solloway v. Klondex Mines Ltd. / Ontario Superior Court of Justice / Court File No CV-13-488349

On September 9, 2013, Willliam J. Solloway ("Solloway") commenced an application against Klondex Mines Ltd. ("Klondex") in the Ontario Superior Court of Justice seeking a declaration to reinstate 1.85 million options to acquire common shares of Klondex, which he obtained as a former director and officer of Klondex. On January 9, 2014, Klondex successfully moved for a stay of this proceeding before Mr. Justice Perell on the grounds that Ontario was not the appropriate forum for this dispute. The proceedings were moved to Nevada. Klondex was awarded CDN$42,000 in costs by the Ontario Superior Court of Justice and on appeal an additional CDN$10,000 in costs by the Ontario Court of Appeal.

Rick Magness v. Klondex Gold & Silver Mining Company / Second Judicial District Court, Washoe County, Nevada, Case No. CV13-02482

In July 2013, Rick Magness ("Magness") filed a claim against Klondex for one year of salary plus accrued paid time-off (~$83,000 total) in the Nevada District Court (the "Magness litigation").

In February 2014, Klondex added Solloway, Blane Wilson ("Wilson"), and Doug Carter ("Carter") as third party-defendants in the Magness litigation under claims based in contract and fraud. Solloway filed a counterclaim for $8000 in expenses, $225,000 in severance (1 year of base salary) and 1.85 million cancelled stock options. Wilson filed a counterclaim for $600,000 (3 years of base salary) plus 504,000 cancelled stock options. Carter did not file a counterclaim. The case is in discovery and is scheduled for a two-week jury trial beginning September 12, 2016.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE J

Environmental Compliance

•     Sage grouse mitigation as set forth in the Bureau of Land Management Decision Record DOI-BLM-E020-2013-0014-EA, NVN-088898. No disturbance activities have occurred under this plan (NVN-088898). When disturbance activities occur, sage grouse protection measures as outlined in DOI-BLM-NV-E020-2013-0014-EA, NVN-088898 will be followed.

•     Cultural resource issues as set forth in the Memorandum of Agreement (Undertaking #2011-1495) with the Bureau of Land Management and the Nevada Historic Preservation Officer (SHPO). Klondex is following the cultural resource treatment plan as outlined in the Memorandum of Agreement (Undertaking #2011-1495).

•     Cultural resource issues as set forth in the in Bureau of Land Management Decision Record DOI-BLM-E020-2013-0014-EA, NVN-088898. Klondex is following the cultural resource treatment plan as outlined in the Memorandum of Agreement (Undertaking #2011-1495) as required by DOI-BLM-NV-E020-2013-0014-EA, NVN-088898;

•     Nominal costs of not more than $10,000 for the removal of oil from soil.

•     Asbestos was found on the walls of an assay lab building. The building was shut down 2 years ago and the asbestos contained.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE K

Employee Matters

•

Medical, health savings account, dental, vision, basic life insurance and accidental death and dismemberment, short term disability and long term disability. There is also a supplemental health plan for executives.

•	Paid vacation and leave

•	Paid time off

•

401-K plan established in 2014. Employees may contribute to the plan as per US regulations and the employees' contributions will be matched as follows: 100% of the first 3% and 50% of the next 2%. The match is 100% vested. The matching may change from time to time as elected by management and this plan is reviewed at least annually.

•

Incentive compensation including cash-based compensation and share incentive plan governing the grant of options under the share option plan and the grant of common shares under the share compensation plan, in each case to eligible participants, which can include directors, officers, employees and service providers

•	Change of control payments for officers

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SCHEDULE L

Capitalized Leases

1.	Klondex Mines Ltd.

Creditor: Champion Chevrolet, 800 Lietzke Lane, Reno, NV 89502
Initial balance (Oct 22, 2013): $46,757.40.
Interest: 0.0%
Payment schedule: Sixty payments of $779.29 starting 11/21/2013
Status: Current

2.	Klondex Gold & Silver Mining Company

Creditor: Sandvik Customer Finance LLC, 300 Technology Court, Smyrna, GA 30082
Initial balance (December 18, 2015): US$656,016
Interest: N/A
Payment schedule: An initial payment of $20,003.62 due 1/15/2016 followed by 35 monthly payments of $19,353.62
Status: Current

3.	Klondex Midas Operations Inc.

Creditor: Sandvik Customer Finance LLC, 300 Technology Court, Smyrna, GA 30082
Initial balance (December 16, 2015): US$357,572
Interest: N/A
Payment schedule: An initial payment of $11,199.00 due 1/15/2016 followed by 35 monthly payments of $10,549.00
Status: Current

Creditor: Sandvik Customer Finance LLC, 300 Technology Court, Smyrna, GA 30082
Initial balance (December 16, 2015) US$357,572
Interest: N/A
Payment schedule: An initial payment of $11,199.00 due 1/15/2016 followed by 35 monthly payments of $10,549.00
Status: Current

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 21.40

Guarantee

Debenture

Such other security documents required to effect the grant by Klondex Canada of a security interest that is pari passu with the security granted to Franco-Nevada.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Schedule 33.2(C)

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

SIGNATURES

LENDER

INVESTEC BANK PLC

By:	/s/ “Anthony Rowe”
Name: Anthony Rowe
Title: Authorized Signatory

By:	/s/ “Oliver Tagg”
Name: Oliver Tagg
Title: Authorized Signatory

HEDGE COUNTERPARTY

INVESTEC BANK PLC

By:	/s/ “Andrew Lillywhite”
Name: Andrew Lillywhite
Title: Authorized Signatory

By:	/s/ “Paul Geddes”
Name: Paul Geddes
Title: Authorized Signatory

BORROWER

KLONDEX MINES LTD

By:	/s/ “Barry Dahl”
Barry Dahl

Address:     Suite 2200, 1055 West Hastings Street, Vancouver, BC, V6E 2E9, Canada

GUARANTORS

0985472 B.C. LTD

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

By:	/s/ “Barry Dahl”
Barry Dahl

Address:     Suite 2200, 1055 West Hastings Street, Vancouver, BC, V6E 2E9, Canada

KLONDEX HOLDINGS (USA) INC.

By:	/s/ “Barry Dahl”
Barry Dahl

Address:     360 Western Road, Suite 1, Reno, Nevada, USA 89506

KLONDEX MIDAS HOLDINGS LIMITED

By:	/s/ “Barry Dahl”
Barry Dahl

Address:     360 Western Road, Suite 1, Reno, Nevada, USA 89506

KLONDEX MIDAS OPERATIONS INC.

By:	/s/ “Barry Dahl”
Barry Dahl

Address:     360 Western Road, Suite 1, Reno, Nevada, USA 89506

KLONDEX GOLD & SILVER MINING COMPANY

By:	/s/ “Barry Dahl”
Barry Dahl

Address:     360 Western Road, Suite 1, Reno, Nevada, USA 89506

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

KLONDEX CANADA LTD.

By:	/s/ “Barry Dahl”
Barry Dahl

Address:     Suite 2200, 1055 West Hastings Street, Vancouver, BC, V6E 2E9, Canada